As filed with the U.S. Securities and Exchange Commission on November 6, 1996

                                              Securities Act File No. 33-91706
                                      Investment Company Act File No. 811-9040


                    U.S. SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                              --------------------

                                   FORM N-1A
          Registration Statement Under The Securities Act Of 1933     |X|

                       Pre-Effective Amendment No. __                 |_|

                       Post-Effective Amendment No. 3                 |X|

                                     and/or

      Registration Statement Under The Investment Company Act Of 1940 |X|

                              Amendment No. 4                         |X|

                        (Check appropriate box or boxes)
                              --------------------

                      Pilgrim America Masters Series, Inc.
               (Exact Name of Registrant as Specified in Charter)

                             Two Renaissance Square
                            40 North Central Avenue
                                   Suite 1200
                             Phoenix, Arizona 85004
                    (Address of Principal Executive Offices)
       Registrant's Telephone number, including Area Code: (800) 334-3444
                              --------------------

                            James M. Hennessy, Esq.
                       Pilgrim America Investments, Inc.
                             Two Renaissance Square
                            40 North Central Avenue
                                   Suite 1200
                             Phoenix, Arizona 85004
                    (Name and Address of Agent for Service)
                              --------------------

                                With copies to:

                            Jeffrey S. Puretz, Esq.
                             Dechert Price & Rhoads
                              1500 K Street, N.W.

                             Washington, D.C. 20005

             It is proposed that this filing will become effective
                            (check appropriate box)



|_|      Immediately upon filing pursuant to                   |_|      on (date) pursuant to paragraph (b)
         paragraph (b)

|X|      60 days after filing pursuant to paragraph            |_|      on (date) pursuant to paragraph (a)(1)
         (a)(1)

|_|      75 days after filing pursuant to paragraph            |_|      on (date) pursuant to paragraph (a)(2) of
         (a)(2)                                                         rule 485.

If appropriate, check the following box:

|_| this post-effective amendment designates a new effective date for a previously filed post-effective amendment.

         Registrant has registered an indefinite number of shares of common stock under the Securities Act of 1933 pursuant to Rule 24f-2 under the Investment Company Act of 1940. Registrant filed its Rule 24f-2 Notice for the fiscal year ended June 30, 1996 on August 29, 1996.

                     PILGRIM AMERICA MASTERS SERIES, INC.
                             CROSS REFERENCE SHEET



 N-1A Item                                                            Location in Prospectus
                                                                               (Caption)
Part A
Item 1.      Cover Page...........................................  Cover Page
Item 2.      Synopsis.............................................  Pilgrim America Masters Series
                                                                      at a Glance; Summary of
                                                                      Expenses
Item 3.      Condensed Financial Information......................  Financial Highlights
Item 4.      General Description of Registrant....................  The Fund's Investment
                                                                        Objective and Policies;
                                                                        Investment Practices and
                                                                        Risk Considerations
Item 5.      Management of the Registrant.........................  The Managers;
                                                                    Management of the Funds
Item 5A.     Management's Discussion of Fund Performance..........  *
Item 6.      Capital Stock and Other Securities...................  Dividends, Distributions &
                                                                        Taxes; Additional
                                                                        Information
Item 7.      Purchase of Securities Being Offered.................  Pilgrim America Purchase
                                                                        Options; Purchasing Shares
Item 8.      Redemption or Repurchase.............................  How to Redeem Shares
Item 9.      Pending Legal Proceedings............................  Not Applicable

                                                                        Location in Statement of
 Part B                                                                  Additional Information
                                                                                (Caption)
Item 10.     Cover Page...........................................  Cover Page
Item 11.     Table of Contents....................................  Table of Contents
Item 12.     General Information and History......................  Organization of Pilgrim
                                                                        America Masters Series,
                                                                        Inc.; General Information
Item 13.     Investment Objectives and Policies...................  Supplemental Description of
                                                                        Investments; Supplemental
                                                                        Investment Techniques;
                                                                        Supplemental Discussion of
                                                                        Risks Associated With the
                                                                        Funds' Investment Policies
                                                                        and Investment Techniques;
                                                                        Investment Restrictions
Item 14.     Management of the Fund...............................  Management of the Funds

Item 15.     Control Persons and Principal Holders of Securities..  Management of the Funds;
                                                                        General Information
Item 16.     Investment Advisory and Other Services...............  Management of the Funds
Item 17.     Brokerage Allocation and Other Practices.............  Portfolio Transactions
Item 18.     Capital Stock and Other Securities...................  Organization of Pilgrim
                                                                        America Masters Series,
                                                                        Inc.; Distributions; General
                                                                        Information
Item 19.     Purchase, Redemption and Pricing of
               Securities Being Offered...........................  Determination of Share Price;
                                                                        Additional Purchase and
                                                                        Redemption Information
Item 20.     Tax Status...........................................  Tax Considerations
Item 21.     Underwriters.........................................  Management of the Funds
Item 22.     Calculation of Performance Data......................  Calculation of Performance
                                                                        Data
Item 23.     Financial Statements.................................  Financial Statements

--------------------

*            Contained in the Annual Report of the Registrant

Prospectus

                                         Pilgrim America Masters Series, Inc.
    [LOGO]                                         Pilgrim America Masters
                                                   Asia-Pacific Equity Fund
                                                    Pilgrim America Masters
                                                       MidCap Value Fund
                                                   Pilgrim America Masters
                                                     LargeCap Value Fund

         TWO RENAISSANCE SQUARE, 40 NORTH CENTRAL AVENUE, SUITE 1200,
                            PHOENIX, ARIZONA 85004
                                (800) 331-1080


Pilgrim America Masters Series, Inc. (Masters Series) is an open-end management investment company that currently offers three separate, diversified investment portfolios (Funds), each with its own investment objectives and policies. The Funds are designed to give investors access to private money managers (Portfolio Managers) who typically manage similar portfolios only for high net worth individuals and institutional investors.

                            ------------------------

                                   THE FUNDS

   PILGRIM AMERICA MASTERS ASIA-PACIFIC EQUITY FUND (Asia-Pacific Equity
   Fund) seeks long-term capital appreciation. The Fund invests primarily in the equity securities of companies based in the Asia-Pacific region. The Portfolio Managers of the Fund are HSBC Asset Management Americas Inc. and HSBC Asset Management Hong Kong Limited, both part of the global advisory business of the financial institution that was founded as the Hong Kong and Shanghai Banking Corporation.

   PILGRIM AMERICA MASTERS MIDCAP VALUE FUND (MidCap Value Fund) seeks long-term capital appreciation. The Fund invests primarily in equity securities of companies that have a market capitalization between $200 million and $5 billion and that the Portfolio Manager believes are undervalued based on fundamental analysis and other factors. The Portfolio Manager of the Fund is CRM Advisors, LLC, an affiliate of Cramer Rosenthal McGlynn, Inc.

   PILGRIM AMERICA MASTERS LARGECAP VALUE FUND (LargeCap Value Fund) seeks long-term capital appreciation. The Fund invests primarily in equity securities of companies that have a market capitalization in excess of $5 billion and that the Portfolio Manager believes sell at reasonable prices relative to their projected earnings. The Portfolio Manager of the Fund is Ark Asset Management Co., Inc.

                         ------------------------------

Each Fund offers three classes of shares, with varying types and amounts of sales and distribution charges. These Pilgrim America Purchase OptionsTM permit you to choose the method of purchasing shares that best suits your investment strategy.


This Prospectus presents information you should know before investing. Please keep it for future reference. A Statement of Additional Information about Masters Series, dated _______ __, 1996 has been filed with the Securities and Exchange Commission and is incorporated by reference into this Prospectus (that is, it is legally considered a part of this Prospectus). The Statement of Additional Information is available free upon request by calling Pilgrim America Group, Inc. (Shareholder Servicing Agent) at (800) 331-1080.


INVESTMENT IN THE FUNDS INVOLVES INVESTMENT RISK, INCLUDING THE RISK OF LOSS OF PRINCIPAL. THE FUNDS' SHARES ARE NOT OBLIGATIONS, DEPOSITS OR ACCOUNTS OF A BANK AND ARE NOT GUARANTEED BY A BANK. IN ADDITION, THE FUNDS' SHARES ARE NOT INSURED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION, THE FEDERAL RESERVE BOARD, OR ANY OTHER AGENCY.

                            ------------------------

 THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND
      EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION, NOR HAS THE
          SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES
            COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS
                     PROSPECTUS. ANY REPRESENTATION TO THE
                        CONTRARY IS A CRIMINAL OFFENSE.

                           ------------------------

               THE DATE OF THIS PROSPECTUS IS _______ __, 1996.

                  PILGRIM AMERICA MASTERS SERIES AT A GLANCE*


          FUND                 OBJECTIVES AND POLICIES             PORTFOLIO MANAGER                    STRATEGY
  ASIA-PACIFIC EQUITY     Long-term capital appreciation.    HSBC Asset Management Americas  A combination of macroeconomic
  FUND                                                       Inc. and HSBC Asset Management  overview of region, specific
                          Invests in equity securities of    Hong Kong                       country analysis, setting
                          companies based in the Asia-       Limited--subsidiaries of HSBC   target country weightings,
                          Pacific region, which includes     Holdings plc, which was         industry analysis and stock
                          China, Hong Kong, Indonesia,       founded as the Hong Kong and    selection.
                          Korea, Malaysia, Philippines,      Shanghai Banking Corporation    Principal risk factors:
                          Singapore, Taiwan and Thailand,    in 1865.                        exposure to financial and
                          but does not include Japan or      Manages over $36 billion.       market risks that accompany an
                          Australia.                         Clients include pension funds,  investment in equities, and
                          Normally fully invested.           institutional investors and     exposure to changes in
                                                             high net worth individuals      currency exchange rates and
                                                             throughout the world. Minimum   other risks of foreign
                                                             investment for private          investment. You can expect
                                                             accounts: $10 million.          fluctuation in the value of
                                                                                             the Fund's portfolio
                                                                                             securities and the Fund's
                                                                                             shares.*
  MIDCAP VALUE FUND       Long-term capital appreciation.    CRM Advisors, LLC--affiliate    A 'value' manager that seeks
                          Invests in equity securities of    of Cramer Rosenthal McGlynn,    to identify middle
                          companies believed to be           Inc., which was established in  capitalization companies
                          undervalued that have a market     1973.                           having one or more of the
                          capitalization of between $200     Manages $2.4 billion.           following characteristics:
                          million and $5 billion.            Clients include high net worth  they are undergoing
                          Normally fully invested.           individuals, foundations,       fundamental change; are
                                                             endowment funds, pension plans  undervalued; and are
                                                             and others.                     misunderstood by the
                                                             Minimum investment for private  investment community.
                                                             accounts: $5 million.           Investment prospects are
                                                                                             viewed on a long-term basis
                                                                                             and not on market timing.
                                                                                             Principal risk factors:
                                                                                             exposure to financial and
                                                                                             market risks that accompany an
                                                                                             investment in equities. You
                                                                                             can expect fluctuation in the
                                                                                             value of the Fund's portfolio
                                                                                             securities and the Fund's
                                                                                             shares.*
  LARGECAP VALUE FUND     Long-term capital appreciation.    Ark Asset Management Co.,       A 'value' manager that uses a
                          Invests in equity securities       Inc., formerly the              combination of 'top-down'
                          issued by companies believed to    institutional investment        macroeconomic analysis and
                          be undervalued that generally      management division of Lehman   'bottom-up' fundamental
                          have a market capitalization of    Brothers (established 1929).    analysis; establishes specific
                          at least $5 billion.               Manages $21.4 billion.          upside price objectives and
                          Normally fully invested.           Clients include pension plans,  performs downside review to
                                                             endowment funds, private        help temper losses in

                                                             foundations, other              declining markets.
                                                             institutions and high net       Principal risk factors:
                                                             worth individuals.              exposure to financial and
                                                             Minimum investment for private  market risks that accompany an
                                                             accounts: $50 million.          investment in equities. You
                                                                                             can expect fluctuation in the
                                                                                             value of the Fund's portfolio
                                                                                             securities and the Fund's
                                                                                             shares.*



  * These summary descriptions should be read in conjunction with the more complete descriptions of each Fund's investment objectives and policies and the Portfolio Managers set forth elsewhere in this Prospectus. For information regarding the purchase and redemption of shares of each Fund, refer to the 'Shareholder Guide.' For information regarding the risk factors of each Fund, refer to "Investment Practices and Risk Considerations" below.

                              SUMMARY OF EXPENSES

Shares of the Funds are available through independent financial professionals, national and regional brokerage firms and other financial institutions (Authorized Dealers). You may select from three separate classes of shares:
Class A, Class B and Class M.

                  SHAREHOLDER TRANSACTION EXPENSES (ALL FUNDS)

                                                                     CLASS A     CLASS B     CLASS M
                                                                     --------    --------    --------
Maximum initial sales charge imposed on purchases (as a percentage
  of offering price)..............................................      5.75%(a)     None       3.50%(a)
Maximum contingent deferred sales charge (CDSC) (at the lower of
  original purchase price or the redemption proceeds).............    None(b)       5.00%(c)     None

The Funds have no redemption fees, exchange fees or sales charges on reinvested dividends.
------------------------
(a) Reduced for purchases of $50,000 and over. See 'Class A Shares: Initial Sales Charge Alternative' and 'Class M Shares: Lower Initial Sales Charge Alternative.'
(b) A CDSC of no more than 1.00% for shares redeemed in the first or second year, depending on the amount of purchase, is assessed on redemptions of Class A shares that were purchased without an initial sales charge as part of an investment of $1 million or more. See 'Class A Shares: Initial Sales

    Charge Alternative.'
(c) Imposed upon redemption within 6 years from purchase. Fee has scheduled reductions after the first year. See 'Class B Shares: Deferred Sales Charge Alternative.'

       ANNUAL OPERATING EXPENSES (AS A PERCENTAGE OF AVERAGE NET ASSETS)

                                                                        OTHER
                                                                      EXPENSES
                                                   DISTRIBUTION        (AFTER          TOTAL FUND
ASIA-PACIFIC                         MANAGEMENT       (12B-1)          EXPENSE         OPERATING
EQUITY FUND                             FEES          FEES(1)      REIMBURSEMENT)     EXPENSES(2)
----------------------------------   -----------   -------------   ---------------   --------------
Class A...........................      1.25%          0.25%            0.50%            2.00%
Class B...........................      1.25%          1.00%            0.50%            2.75%
Class M...........................      1.25%          0.75%            0.50%            2.50%


                                                                        OTHER
                                                                      EXPENSES
MIDCAP VALUE FUND                                  DISTRIBUTION        (AFTER          TOTAL FUND
        AND                          MANAGEMENT       (12B-1)          EXPENSE         OPERATING
LARGECAP VALUE FUND                     FEES          FEES(1)      REIMBURSEMENT)     EXPENSES(2)
----------------------------------   -----------   -------------   ---------------   --------------
Class A...........................      1.00%          0.25%            0.50%            1.75%
Class B...........................      1.00%          1.00%            0.50%            2.50%
Class M...........................      1.00%          0.75%            0.50%            2.25%

------------------
(1) As a result of distribution (Rule 12b-1) fees, a long-term investor may pay more than the economic equivalent of the maximum sales charge allowed by the Rules of the National Association of Securities Dealers, Inc. (NASD).

(2) The Investment Manager has voluntarily agreed to limit expenses excluding distribution fees, interest, taxes, brokerage and extraordinary expenses to 1.75%, 1.50% and 1.50% for all classes of shares of the Asia-Pacific Equity Fund, MidCap Value Fund and LargeCap Value Fund, respectively. This expense limitation will apply to each Fund individually only until June 30, 1997. Prior to the waiver and reimbursement of Fund expenses, the total annualized fund operating expenses, excluding interest, taxes, brokerage, and extraordinary expenses, for the ten months ended June 30, 1996 were 3.47%, 4.10%, and 3.88% of the average net assets of the Class A, Class B, and Class M shares, respectively, of Asia-Pacific Equity Fund; 4.91%, 5.32%, and 4.72% of the average net assets of the Class A, Class B, and Class M shares, respectively, of MidCap Value Fund, 5.44%, 5.79% and 5.90% of the average net assets of the Class A, Class B and Class M shares, respectively, of LargeCap Value Fund.



The purpose of the table is to assist you in understanding the various costs and expenses that you will bear directly or indirectly as a shareholder in a Fund. For more complete descriptions of the various costs and expenses, please refer to appropriate sections of this Prospectus.

                                    EXAMPLE

You would pay the following expenses on a $1,000 investment, assuming (i) 5% annual return and (ii) redemption at the end of the period (unless otherwise noted):

                         ASIA-PACIFIC EQUITY FUND           MIDCAP VALUE FUND              LARGECAP VALUE FUND
                       ----------------------------   -----------------------------   -----------------------------
                        1       3       5      10       1       3       5      10       1       3       5      10
                       YEAR   YEARS   YEARS   YEARS   YEAR    YEARS   YEARS   YEARS   YEAR    YEARS   YEARS   YEARS
                       ----   -----   -----   -----   -----   -----   -----   -----   -----   -----   -----   -----
Class A..............  $ 77   $ 117   $ 159   $ 277    $74    $ 109   $ 147   $ 252    $74    $ 109   $ 147   $ 252
Class B..............    78     115     165     308     75      108     153     284     75      108     153     284
Class B (assuming no
  redemption)........    28      85     145     308     25       78     133     284     25       78     133     284
Class M..............    59     110     163     309     57      103     151     284     57      103     151     284

Use of the assumed 5% return is required by the Securities and Exchange Commission. The example is not an illustration of past or future investment results. This example should not be considered a representation of past or future expenses; actual expenses may be more or less than those shown.

                              FINANCIAL HIGHLIGHTS
FOR A SHARE OUTSTANDING FOR THE PERIOD SEPTEMBER 1, 1995* THROUGH JUNE 30, 1996


The following table presents condensed financial information about each Fund. This information has been derived from the financial statements that are in the Annual Report dated June 30, 1996. The information in the table below has been audited by KPMG Peat Marwick LLP, independent auditors. Further information about each Fund's performance is contained in the Annual Report, which may be obtained free of charge.



                                       ASIA-PACIFIC EQUITY FUND            MIDCAP VALUE FUND               LARGECAP VALUE FUND
                                     ----------------------------    -----------------------------    -----------------------------
                                     CLASS A   CLASS B    CLASS M    CLASS A    CLASS B    CLASS M    CLASS A    CLASS B    CLASS M
                                     -------   -------    -------    -------    -------    -------    -------    -------    -------
PER SHARE OPERATING PERFORMANCE

Net asset value, beginning of
  period...........................  $ 10.00   $ 10.00    $ 10.00    $ 10.00    $ 10.00    $ 10.00    $ 10.00    $ 10.00    $ 10.00
Income (loss) from investment
  operations:
  Net investment income (loss).....     0.03     (0.01)      0.00       0.13       0.07       0.06       0.07       0.06       0.06
  Net realized and unrealized gain
    on investments and foreign
    currency transactions..........     0.34      0.32       0.33       1.91       1.90       1.91       1.87       1.81       1.83
                                     -------   -------    -------    -------    -------    -------    -------    -------    -------
    Total from investment
      operations...................     0.37      0.31       0.33       2.04       1.97       1.97       1.94       1.87       1.89
                                     -------   -------    -------    -------    -------    -------    -------    -------    -------
Less distributions:
  Net investment income............       --        --         --       0.05       0.03       0.04       0.07       0.06       0.06
  In excess of net investment
    income.........................     0.02        --       0.01         --         --         --       0.01       0.01       0.01
  Realized gains on investments....       --        --         --         --         --         --       0.09       0.09       0.09
                                     -------   -------    -------    -------    -------    -------    -------    -------    -------
    Total distributions............     0.02        --       0.01       0.05       0.03       0.04       0.17       0.16       0.16
                                     -------   -------    -------    -------    -------    -------    -------    -------    -------
Net asset value, end of period.....  $ 10.35   $ 10.31    $ 10.32    $ 11.99    $ 11.94    $ 11.93    $ 11.77    $ 11.71    $ 11.73
                                     -------   -------    -------    -------    -------    -------    -------    -------    -------
                                     -------   -------    -------    -------    -------    -------    -------    -------    -------
TOTAL RETURN(B)....................     3.76%     3.19%      3.32%     20.48%     19.80%     19.82%     19.56%     18.85%     19.06%
RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (in
  thousands).......................  $18,371   $17,789    $ 6,476    $ 2,389    $ 2,123    $ 1,731    $ 2,530    $ 1,424    $ 1,240
Ratios to average net assets:
  Expenses(a)(c)...................     2.00%     2.75%      2.50%      1.75%      2.50%      2.25%      1.75%      2.50%      2.25%
  Net investment income
    (loss)(a)(c)...................     0.33%    (0.38)%    (0.16)%     2.00%      1.27%      1.16%      0.65%     (0.25)%     0.06%
Portfolio turnover rate............       15%       15%        15%        60%        60%        60%        59%        59%        59%


------------------

 * Commencement of operations.

(a) Annualized.

(b) Total return is calculated assuming reinvestment of all dividends and capital gain distributions at net asset value and excluding the deduction of sales charges. Total return information for less than one year is not annualized.

(c) Prior to the waiver and reimbursement of expenses, the annualized ratio of expenses to average net assets was 3.47%, 4.10% and 3.88% for Asia-Pacific Equity Fund Class A, B and M, respectively; 4.91%, 5.32% and 4.72% for MidCap Value Fund Class A, B and M, respectively; and 5.44%, 5.79% and 5.90% for LargeCap Value Fund Class A, B and M, respectively. Prior to the waiver and reimbursement of expenses, the annualized ratio of net investment income
    (loss) to average net assets was (1.14)%, (1.73)% and (1.53)% for Asia-Pacific Equity Fund Class A, B and M, respectively; (1.17)%, (1.56)%

    and (1.32%) for MidCap Value Fund Class A, B and M, respectively; and (3.04)%, (3.53)% and (3.59)% for LargeCap Value Fund Class A, B and M, respectively.

                                  THE MANAGERS

MASTERS SERIES: ACCESS TO PRIVATE MONEY MANAGERS

Masters Series is intended to provide investors with access to some of the most respected institutional investment advisers in the world. For portfolios similar to the Funds, these firms usually require large investment minimums to open an account, and their services for these types of portfolios are typically available only to wealthy individuals and large institutional clients. Portfolio Managers for the Masters Series have been selected primarily on the basis of their successful application of a consistent, well-defined, long-term investment approach over a period of several market cycles.

THE INVESTMENT MANAGER

Pilgrim America Investments, Inc. (Investment Manager) serves as Investment Manager to each Fund. The Investment Manager has screened the Portfolio Managers, recommended them to Masters Series' Board of Directors and monitors their performance. The Investment Manager is responsible for managing the general day-to-day operations of the Masters Series. For more information, see 'Management of the Funds.'

The Investment Manager and Pilgrim America Securities, Inc. (Distributor), the Funds' principal underwriter, are indirect, wholly-owned subsidiaries of Express America Holdings Corporation (Express America) (NASDAQ: EXAM). Through its subsidiaries, Express America engages in the financial services business, focusing primarily on providing investment advisory, administrative and distribution services to open-end and closed-end investment companies. For more information on Express America, please see the Statement of Additional Information. The investment companies managed or administered by the Investment Manager are collectively referred to as the Pilgrim America Group.

THE PORTFOLIO MANAGERS

     ASIA-PACIFIC EQUITY FUND. HSBC Asset Management Americas Inc. and HSBC Asset Management Hong Kong Limited (collectively, HSBC) serve jointly as Portfolio Manager to the Asia-Pacific Equity Fund. The firms are part of HSBC Asset Management, the global investment advisory and fund management business unit of HSBC Holdings plc (founded as the Hong Kong and Shanghai Banking Corporation in 1865) which, with headquarters in London, is one of the world's largest banking and financial organizations. HSBC Asset Management manages over approximately $36 billion of assets worldwide for a wide variety of institutional, retail and private clients, with a minimum investment size for private accounts of $10 million for Asia-Pacific investors. HSBC Asset Management has advisory operations in Hong Kong and Singapore, among other locations. Its parent company has over a century of operations in local economies throughout the Asia-Pacific region.



     MIDCAP VALUE FUND. CRM Advisors, LLC ('CRM'), an affiliate of Cramer Rosenthal McGlynn, Inc. (Cramer Rosenthal), serves as Portfolio Manager to the MidCap Value Fund. CRM was organized as a New York limited liability company in June 1995. Although a newly-formed organization, the principal shareholders and investment personnel of CRM have significant experience in money management through its affiliate, Cramer Rosenthal. That firm was founded in 1973 to manage portfolios for a select number of high net worth individuals and their related foundations, endowment funds, pension plans and other entities, and manages approximately $2.4 billion for more than 170 individual and institutional clients, with a minimum investment size for private accounts of $5 million. The three founding principals of Cramer Rosenthal have spent an average of 33 years in the investment business. The firm has managed investments in small and middle capitalization companies for 22 years. Accounts managed by Cramer Rosenthal own in the aggregate approximately 13.9% of the outstanding voting securities of Express America.


     LARGECAP VALUE FUND. Ark Asset Management Co., Inc. ('Ark') serves as Portfolio Manager to the LargeCap Value Fund. Located in New York, Ark's predecessor was established in 1929 as the private money management division of Lehman Brothers. In 1989, the division became an independent company when the employees purchased the institutional money management business from Lehman Brothers. Ark manages approximately $21.4 billion, including $11.3 billion in large capitalization value portfolios, for more than 200 institutional and individual clients, with a minimum investment size for private accounts of $50 million.

INVESTMENT PERSONNEL. Investment personnel with HSBC, CRM and Ark who are primarily responsible for portfolio management of the Funds are shown in the chart below.

                                                                                         YEARS EXPERIENCE
                                                                              --------------------------------------
FUND/PORTFOLIO                                                                INVESTMENT   RECENT
MANAGER                INDIVIDUAL/TITLE        EDUCATION                      EXPERIENCE   EXPERIENCE
ASIA-PACIFIC EQUITY    James B. McHugh         B.S., Montclair State              12       HSBC Americas--2
FUND/HSBC              Director,               University
                       Client Investment       M.B.A., Seton Hall
                       Services,               University
                       HSBC Americas

                       Stella S.M. Yiu         B.A., Cambridge University         11       HSBC Hong Kong--6
                       Dir., HSBC Hong Kong

MIDCAP VALUE           Gerald B. Cramer        B.S., Syracuse University          38       Cramer Rosenthal--22
FUND/CRM               Chairman, Founder       Attended Wharton Graduate
                                               School


                       Edward J. Rosenthal     B.A., Cornell University           32       Cramer Rosenthal--22
                       Vice Chairman,          M.B.A., Columbia University
                       Founder

                       Ronald H. McGlynn       B.A., Williams College             29       Cramer Rosenthal--22
                       Pres., CEO, Founder     M.B.A., Columbia University

                       Jay B. Abramson         B.S.E., Wharton School             10       Cramer Rosenthal--10
                       EVP                     J.D., University of
                                               Pennsylvania Law School

LARGECAP               C. Charles Hetzel       B.S., University of Utah           30       Ark--30
VALUE FUND/ARK         Vice Chairman           M.B.A., Columbia Business
                                               School

                       John E. Bailey          B.A., University of                15       Ark--2
                       Managing Director       Pennsylvania                                Loomis, Sayles--9
                                               M.B.A., Harvard Business
                                               School

                       Steven M. Steiner       B.S., Penn State University        26       Ark--5
                       Managing Director       M.B.A., Northwestern                        Equitable Life--9
                                               Graduate School

                       Wm. G. Steuernagel      B.S., M.B.A.                       23       Ark--10
                       Managing Director       Boston University

                   PAST PERFORMANCE OF THE PORTFOLIO MANAGERS

The tables and line graphs that follow present performance data for each of the Portfolio Managers. Information presented is based on performance data provided by each Portfolio Manager for accounts (Accounts) it manages that have investment objectives, policies, styles and strategies substantially similar to the ones that will be employed in the pertinent Masters Series Fund. The Accounts are primarily managed for tax-exempt investors, and are not subject to diversification and other requirements that apply to mutual funds under applicable securities, tax and other laws. As a result, portfolio management strategies used on the Accounts and those used on the Funds may vary in some respects. The information should not be considered a prediction of the future performance of any of the Funds. The actual performance may be higher or lower than that shown.



The tables show the total returns for various periods ended June 30, 1996 of the Accounts managed by each Portfolio Manager. The line graphs depict the cumulative value of an initial investment of $10,000 held for ten years or other periods, as indicated, through June 30, 1996 as compared to a relevant unmanaged market index. The performance shown below is adjusted to give effect to the annual expenses for a Fund's Class A shares during its initial fiscal period. The following information has not been adjusted to reflect deduction of the initial sales charge payable on a Fund's Class A shares, nor does it give effect to the higher expense levels or any CDSC of a Fund's Class B or Class M shares. Performance would be lower if adjusted for these charges and expenses.

           HSBC Asia-Pacific Advisory Accounts with Similar Policies

                        Growth of an initial investment
                       of $10,000, with reinvestment (1)

                                 [LINE GRAPH]

                                       MSCI
                       Calendar      Far East        HSBC
                     ------------    ex Japan    Asia-Pacific
                     Year Quarter  (Free) Index   Composite
                     ---- -------  ------------  ------------
                     1987    4       $10,000       $10,000
                     1988    1        11,218        11,305
                             2        12,689        13,619
                             3        11,952        13,241
                             4        13,000        14,392
                     1989    1        14,770        17,465
                             2        13,976        17,685
                             3        15,984        21,884
                             4        17,177        22,144
                     1990    1        17,955        21,980
                             2        19,367        23,666
                             3        14,936        18,041
                             4        16,053        18,905
                     1991    1        19,912        22,440
                             2        19,449        22,512
                             3        19,113        22,262
                             4        21,026        23,268
                     1992    1        23,133        25,041
                             2        26,121        27,901
                             3        25,124        26,258
                             4        25,612        27,187
                     1993    1        28,013        29,713
                             2        31,447        32,702
                             3        35,627        36,574
                             4        52,092        53,756
                     1994    1        40,770        42,118
                             2        42,532        42,459
                             3        47,783        47,737
                             4        42,984        42,605
                     1995    1        42,455        42,218
                             2        46,467        46,921
                             3        45,735        46,653
                             4        46,787        47,875
                     1996    1        51,312        51,461
                             2        51,183        50,535
                             3        50,451        50,075


  Average Annualized Returns   One    Three    Five   Inception Date   Ten
        Ended 9/30/96:         Year   Years    Years   of Index (3)   Years
  --------------------------  ------  ------  ------  --------------  ------
  HSBC Asia-Pacific            7.34%  11.04%  17.60%      20.21%      20.32%
    Composite (2)
  MSCI Far East ex Japan      10.30%  12.28%  21.40%      20.32%      n/a (3)
    (Free) Index

(1) The line graph shows the value of $10,000 invested on January 1, 1988 (the first year of the MSCI Far East ex Japan (Free) Index), and held through September 30, 1996, compared to the MSCI Far East ex Japan (Free) Index.

(2) Represents the composite returns of the accounts managed by HSBC with substantially similar investment objectives, policies, styles, and strategies as the Asia-Pacific Equity Fund, as adjusted for Total Fund Operating Expenses for Class A shares, excluding applicable sales charges.

(3) The unamanaged MSCI Far East ex Japan (Free) Index was created in January, 1988, and thus is not available for a ten year comparison.

          Ark LargeCap Value Advisory Accounts with Similar Policies

                        Growth of an initial investment
                       of $10,000, with reinvestment (1)

                                 [LINE GRAPH]

                        Calendar     Standard     Ark LargeCap
                      ------------   & Poor's        Value
                      Year Quarter   500 Index     Composite
                      ---- -------   ---------    ------------
                      1986    3       $10,000       $10,000
                              4        10,538        10,626
                      1987    1        12,784        12,700
                              2        13,443        13,352
                              3        14,331        14,188
                              4        11,083        11,170
                      1988    1        11,721        11,971
                              2        12,488        12,733
                              3        12,533        13,016
                              4        12,912        13,296
                      1989    1        13,819        14,011
                              2        15,035        15,073
                              3        16,636        16,263
                              4        16,971        16,390
                      1990    1        16,452        16,236
                              2        17,488        17,135
                              3        15,075        14,753
                              4        16,429        16,409
                      1991    1        18,822        18,664
                              2        18,782        18,080
                              3        19,792        18,983
                              4        21,447        19,154
                      1992    1        20,900        19,505
                              2        21,311        20,144
                              3        21,972        20,785
                              4        23,095        22,253
                      1993    1        24,091        23,359
                              2        24,209        23,845
                              3        24,830        24,526
                              4        25,405        25,689
                      1994    1        24,437        25,101
                              2        24,533        25,774
                              3        25,739        26,597
                              4        25,742        25,952
                      1995    1        28,246        28,867
                              2        30,945        30,983
                              3        33,405        33,757
                              4        35,416        35,358
                      1996    1        37,318        38,722
                              2        38,993        39,543
                              3        40,198        40,165

         Average Annualized Returns          One    Three    Five    Ten
               Ended 9/30/96:                Year   Years    Years  Years
      --------------------------------      ------  ------  ------  ------
      Ark LargeCap Value Composite (2)      18.98%  17.87%  16.17%  14.92%
      Standard & Poor's 500 Index           20.33%  17.38%  15.23%  14.95%

(1) The line graph shows the value of $10,000 invested on September 30, 1986, and held through September 30, 1996 compared to the unmanaged Standard & Poor's 500 Index.

(2) Represents the composite returns of the accounts managed by ARK with substantially similar investment objectives, policies, styles, and strategies as the LargeCap Value Fund, as adjusted for Total Fund Operating Expenses for Class A shares, excluding applicable sales charges.

           CRM MidCap Value Advisory Accounts with Similar Policies

                        Growth of an initial investment
                       of $10,000, with reinvestment (1)

                                 [LINE GRAPH]

                         Calendar      Russell      CRM MidCap
                       ------------   MidCap(tm)      Value
                       Year Quarter     Index       Composite
                       ---- -------   ----------    ----------
                       1986    3       $10,000       $10,000
                               4        10,298        10,146
                       1987    1        12,374        12,263
                               2        12,598        12,651
                               3        13,342        13,177
                               4        10,321         9,746
                       1988    1        11,581        11,097
                               2        12,422        12,114
                               3        12,307        12,243
                               4        12,365        12,691
                       1989    1        13,289        13,744
                               2        14,504        15,051
                               3        15,886        16,667
                               4        15,614        15,937
                       1990    1        15,010        14,784
                               2        15,565        15,834
                               3        12,478        12,645
                               4        13,819        13,630
                       1991    1        16,648        16,027
                               2        16,735        16,016
                               3        17,975        17,275
                               4        19,555        18,304
                       1992    1        19,860        19,527
                               2        19,818        19,238
                               3        20,589        19,414
                               4        22,751        21,971
                       1993    1        23,988        24,132
                               2        24,366        24,477
                               3        25,670        26,228
                               4        26,004        27,244
                       1994    1        25,235        26,059
                               2        24,690        25,682
                               3        26,094        27,632
                               4        25,460        26,621
                       1995    1        28,110        28,414
                               2        30,462        30,645
                               3        33,163        32,009
                               4        34,231        32,733
                       1996    1        36,291        35,428
                               2        37,315        37,849
                               3        38,483        38,512

        Average Annualized Returns         One    Three    Five    Ten
              Ended 9/30/96:               Year   Years    Years  Years
      ------------------------------      ------  ------  ------  ------
      CRM MidCap Value Composite (2)      20.32%  13.66%  17.39%  14.44%
      Russell MidCap(tm) Index            16.04%  14.45%  16.44%  14.43%

(1) The line graph shows the value of $10,000 invested on September 30, 1986, and held through September 30, 1996 compared to the unmanaged Russell MidCap(tm) Index.

(2) Represents the composite returns of the accounts managed by CRM with substantially similar investment objectives, policies, styles, and strategies as the MidCap Value Fund, as adjusted for Total Fund Operating Expenses for Class A shares, excluding applicable sales charges.

         PAST PERFORMANCE OF THE PILGRIM AMERICA MASTERS SERIES FUNDS

The line graphs below show growth of an initial investment of $10,000 with reinvestment of all dividends and distributions. Each Fund's performance since inception is compared to a relevant unmanaged index. The tables below show the total return for each Fund compared to a relevant unmanaged market index for the fiscal period of September 1, 1995 (commencement of operations) through September 30, 1996. The performance shown below reflects the annual expenses for a Fund's Class A shares. The information has not been adjusted to reflect deduction of the initial sales charge payable on a Fund's Class A shares, nor does it give effect to the higher expense levels or any CDSC of a Fund's Class B or Class M shares. Performance would have been lower if adjusted for these charges and expenses. The information should not be considered a prediction of the future performance of any of the Funds.

                                   LINE GRAPH

                              9/1/95    12/31/95   3/31/96   6/30/96   9/30/96
 --------------------------   -------   --------   -------   -------   -------
  Asia-Pacific Fund A         $10,000    $9,880    $10,507   $10,376   $10,333
  MSCI Far East ex Japan      $10,000   $10,408    $11,414   $11,386   $11,223
    (Free) Index

                                  Total Return Since
                               Fund's Inception (9/1/95)
                               -------------------------
Asia-Pacific Equity Fund                 3.33%
MSCI Far East ex Japan (Free) Index     12.23%

                                   LINE GRAPH

                              9/1/95    12/31/95   3/31/96   6/30/96   9/30/96
 --------------------------   -------   --------   -------   -------   -------
  MidCap Value Fund           $10,000   $10,360    $11,325   $12,048   $12,371
  Russell MidCap (tm)         $10,000   $10,555    $11,190   $11,506   $11,866
    Index

                                  Total Return Since
                               Fund's Inception (9/1/95)
                               -------------------------
MidCap Value Fund                       23.71%
Russell MidCap(tm) Index                18.66%

                                   LINE GRAPH

                              9/1/95    12/31/95   3/31/96   6/30/96   9/30/96
 --------------------------   -------   --------   -------   -------   -------
  LargeCap Value Fund         $10,000   $10,740    $11,733   $11,956   $12,106
  S&P 500 Index               $10,000   $11,049    $11,642   $12,163   $12,540




                                  Total Return Since
                               Fund's Inception (9/1/95)
                               -------------------------
Large Cap Value Fund                    21.06%
S&P 500 Index                           25.40%


                 THE FUNDS' INVESTMENT OBJECTIVES AND POLICIES

Pilgrim America Masters Asia-Pacific Equity Fund. This Fund's investment objective is long-term capital appreciation. The Fund seeks to achieve this objective through investment in equity securities listed on stock exchanges in countries in the Asia-Pacific region or issued by companies based in this region. Asia-Pacific countries in which the Fund invests include, but are not limited to, China, Hong Kong, Indonesia, Korea, Malaysia, Philippines, Singapore, Taiwan and Thailand, but do not include Japan and Australia. The equity securities in which the Fund may invest include common stock, convertible securities, preferred stock, warrants, American Depositary Receipts (ADRs), European Depositary Receipts and other depositary receipts. The Fund will normally be invested as fully as practicable (at least 80%) in equity securities of Asia-Pacific issuers. The Fund may also invest in high-quality debt securities, as described in 'Investment Techniques--Temporary Defensive and Other Short-Term Positions.'

The Fund will be managed using the investment philosophy that the Portfolio Manager, HSBC, employs in managing private Asia-Pacific portfolios. Investment decisions are based upon a disciplined approach that takes into consideration the following factors: (i) macroeconomic overview of the region; (ii) specific country analysis; (iii) setting target country weightings; (iv) evaluation of industry sectors within each country; and (v) selection of specific stocks. Decisions on company selection include analysis of such fundamental factors as absolute rates of change of earnings growth, earnings growth relative to the market and industry, quality of earnings and stability of earnings growth, quality of management and product line, interest rate sensitivity and liquidity of the stock. HSBC seeks to take profits when the Portfolio Manager believes that a market or stock has risen fairly or disproportionately to other investment opportunities.

The criteria used by the Fund to determine whether an issuer is based in the Asia-Pacific region are: (1) the country in which the issuer was organized; (2) the country in which the principal securities market for that issuer is located;
(3) the country in which the issuer derives at least 50% of its revenues or profits from goods produced or sold, investments made, or services performed; or
(4) the country in which the issuer has at least 50% of its assets situated.

Pilgrim America Masters MidCap Value Fund. This Fund's investment objective is long-term capital appreciation. The Fund seeks to achieve this objective through investment in equity securities issued by companies with middle market capitalizations, i.e., market capitalizations between $200 million and $5 billion, although the Fund may also invest to a limited degree in companies that have larger or smaller market capitalizations. The equity securities in which the Fund may invest include common stock, convertible securities, preferred stock and warrants. The Fund will normally be invested as fully as practicable

(at least 80%) in equity securities of companies with middle market capitalizations. The Fund may also invest in high-quality debt securities, as described in 'Investment Techniques--Temporary Defensive and Other Short-Term Positions.'

The Fund is managed in accordance with the disciplined investment style that the Portfolio Manager, CRM, and its affiliate employ in managing midcap value portfolios. As a value adviser, CRM does not attempt to time market fluctuations; rather it relies on stock selection to achieve investment results, seeking out those stocks that are undervalued and, in some cases, neglected by financial analysts. The Portfolio Manager's investment philosophy is to take advantage of periodic inefficiencies that develop in the valuation of publicly traded companies. Generally, its approach to finding such companies is to first identify dynamic change that can be material to a company's operations. Dynamic change means change within a company that is likely to have a material impact on its operations. Examples include new senior management, new products or markets, or any material divestitures, acquisitions, or mergers. The philosophy is that this type of change often creates misunderstanding in the marketplace that can result in a company's stock being undervalued relative to its future prospects and peer group. The Portfolio Manager seeks to identify this change at an early stage and conduct an evaluation of the company's business. In applying this approach, the Portfolio Manager focuses on middle capitalization companies where dynamic change can be material.

CRM seeks companies that it believes will look different in the future in terms of their operations, finances, and/or management. Once change is identified, the Portfolio Manager conducts an evaluation of a company that includes creating a financial model based principally upon projected cash flow, as opposed to reported earnings. The company's stock is evaluated in the context of what the market is willing to pay for the shares of comparable companies and what a strategic buyer would pay for the whole company.

CRM also evaluates the degree of investor recognition of a company by monitoring the number of sell side analysts who closely follow the company and the nature of the shareholder base. Before deciding to purchase a stock CRM conducts a business analysis to corroborate its observations and assumptions, including, in most instances, discussions with management, customers and suppliers. Also an important consideration is the extent to which management holds an ownership interest in a company. In its overall assessment, CRM seeks stocks that have a favorable risk/reward ratio over an 18 to 24 month holding period.

Pilgrim America Masters LargeCap Value Fund. This Fund's investment objective is long-term capital appreciation. The Fund seeks to achieve this objective through investing at least 80% of its assets in equity securities and at least 65% of its assets in equity securities issued by companies with large market capitalizations that the Portfolio Manager believes sell at reasonable prices relative to their projected earnings. The Portfolio Manager's investment goal is to participate in up markets while cushioning the portfolio during a downturn. A company with a market capitalization (outstanding shares multiplied by price per share) of over $5 billion is considered to have large market capitalization, although the Fund may also invest to a limited degree in companies that have a market capitalization between $1 billion and $5 billion. The equity securities in which the Fund may invest include common stock, convertible securities, preferred stock, ADRs, and warrants. The Fund will normally be invested as fully as practicable (at least 80%) in equity securities and will normally invest at least 65% of its assets in companies with large market capitalizations. The Fund may also invest in high-quality debt securities, as described in 'Investment Techniques--Temporary Defensive and Other Short-Term Positions.'

The Fund will be managed in accordance with the investment philosophy that the Portfolio Manager, Ark, has employed for more than ten years in managing large capitalization, value-oriented accounts. As a value adviser, Ark seeks large capitalization issues that sell at attractive prices relative to their projected earnings. Ark believes this approach will permit the Fund to participate in rising markets and help temper losses in declining markets. In managing the Fund, Ark seeks to outperform the S&P 500 Index over a full market cycle with particular emphasis on minimizing losses during declining markets.

                  INVESTMENT PRACTICES AND RISK CONSIDERATIONS

The following pages contain information about certain types of securities in which one or more of the Funds may invest and strategies the Funds may employ in pursuit of their investment objective. See the Statement of Additional Information for more detailed information on these investment techniques and information on certain types of securities in which a Fund may invest, including U.S. Government securities, convertible securities, ADRs, forward foreign currency contracts, options and others.

RISK CONSIDERATIONS

The investment objective and policies of each Fund described above should be carefully considered before investing. There is no assurance that any Fund will achieve its investment objective. As with any security, an investment in a Fund's shares involves certain risks, including loss of principal. Each Fund is subject to varying degrees of financial, market and credit risks.

Foreign Investments. The Asia-Pacific Equity Fund will invest in securities of foreign issuers based in the Asia-Pacific region. There are certain risks in owning foreign securities, including those resulting from: (i) fluctuations in currency exchange rates; (ii) devaluation of currencies; (iii) future political or economic developments and the possible imposition of currency exchange blockages or other foreign governmental laws or restrictions; (iv) reduced availability of public information concerning issuers; (v) accounting, auditing and financial reporting standards or other regulatory practices and requirements that are not uniform when compared to those applicable to domestic companies;
(vi) settlement and clearance procedures in some countries that may not be reliable and can result in delays in settlement; (vii) higher transactional and custodial expenses than for domestic securities; and (viii) limitations on foreign ownership of equity securities. Also, securities of many foreign companies may be less liquid and the prices more volatile than those of domestic companies. The Fund will not invest more than 15% of its net assets in illiquid securities. With certain foreign countries, there is the possibility of expropriation, nationalization, confiscatory and other taxation and limitations on the use or removal of funds or other assets of the Funds, including the withholding of taxes on dividends.


Emerging Market Investments. Asia-Pacific Equity Fund may invest in emerging market securities issued by companies based in emerging market countries in the Asia-Pacific region. An emerging market country is generally considered to be a country whose economy is less developed or mature than economies in other more developed countries or whose markets are undergoing a process of relatively basic development. 'Emerging market countries' consist of all countries determined by the World Bank or the United Nations to have developing or emerging economies and markets. Because of less developed markets and economies and, in some countries, less mature governments and governmental institutions, the risks of investing in foreign securities can be intensified in the case of investments in issuers domiciled or doing substantial business in emerging market countries.

In addition to the risks generally of investing in emerging market securities, there are particular risks associated with investing in developing Asia-Pacific countries including: (i) certain markets, such as those of China, being in the earliest stages of development; (ii) high concentration of market capitalization and trading volume in a small number of issuers representing a limited number of industries, as well as a high concentration of investors and financial intermediaries; (iii) political and social uncertainties; (iv) over-dependence on exports, especially with respect to primary commodities, making these economies vulnerable to changes in commodity prices; (v) overburdened infrastructure and obsolete financial systems; (vi) environmental problems;
(vii) less well developed legal systems than many other industrialized nations; and (viii) less reliable custodial services and settlement practices.

Midcap Company Equity Securities. The MidCap Value Fund will invest substantially all of its assets in the equity securities of middle capitalization companies. Investment in middle capitalization companies may involve greater risk than is customarily associated with securities of larger, more established companies. These securities may be less marketable and subject to more abrupt or erratic market movements than securities of larger companies.

INVESTMENT TECHNIQUES

Borrowing. A Fund may borrow from banks solely for temporary or emergency purposes, but not in an amount exceeding 33 1/3% of its total assets. Borrowing may exaggerate the effect on net asset value (NAV) of any increase or decrease in the NAV of a Fund, and money borrowed will be subject to interest costs.

Foreign Currency Transactions. Substantially all of the assets of the Asia-Pacific Equity Fund will be invested in securities denominated in foreign currencies and a corresponding portion of the Fund's revenues will be received in such currencies. Unfavorable changes in the relationship between the U.S. dollar and the relevant foreign currencies, therefore, will adversely affect the value of the Fund's shares. The Asia-Pacific Equity Fund ordinarily will not engage in hedging transactions to guard against the risk of currency fluctuation. However, the Fund reserves the right to do so, and, toward this end, may enter into forward foreign currency contracts. This investment technique is described in the Statement of Additional Information.



Use of Derivatives. Generally, derivatives can be characterized as financial instruments whose performance is derived, at least in part, from the performance of an underlying asset or assets. The Funds will not invest in derivatives that are highly volatile in response to changes in interest rates. It is expected that derivatives will not ordinarily be used for any of the Funds, but a Fund may make occasional use of certain derivatives for hedging. For example, any of the Funds may purchase put options, which give the Fund the right to sell a security it holds at a specified price. A Fund would purchase an option to attempt to preserve the value of securities that it holds, which it could do by exercising the option if the price of the security falls below the "strike price" for the option. The Funds will not engage in any other type of options transactions.



Another use of derivatives that only may be employed by the Asia-Pacific Equity Fund is to enter into forward currency contracts and foreign exchange futures ("futures") contracts, which provide for delivery of a certain amount of foreign currency to the Fund on a specified date. The Fund would enter into a forward currency or futures contract when it intends to purchase or sell a security denominated in a foreign currency and it desires to "lock in" the U.S. dollar price of the security. The Funds will not engage in any other type of forward contracts or futures contracts. For additional information on options and foreign currency contracts, see "Supplemental Discussion of Risks Associated with the Funds' Use of Investment Policies and Investment Techniques--Options on Securities" and "--Foreign Currency Exchange Transactions" in the Statement of Additional Information.



Temporary Defensive and Other Short-Term Positions. Each Fund's assets may be invested in U.S. Government securities and in certain short-term, high-quality debt instruments for the following purposes: (i) to meet anticipated day-to-day operating expenses; (ii) pending the Portfolio Manager's ability to invest cash inflows; (iii) to invest in if Fund assets are insufficient for effective investment in equities; (iv) to permit the Fund to meet redemption requests; and
(v) for temporary defensive purposes. The Funds will normally invest in short-term debt instruments that do not have a maturity of greater than one year. The short-term instruments in which a Fund may invest include: (i) short-term obligations of the U.S. Government and its agencies, instrumentalities, authorities or political subdivisions; (ii) other high-quality short-term debt securities; (iii) commercial paper, including master notes; (iv) bank obligations, including certificates of deposit, time deposits and bankers' acceptances; (v) money market funds; and (vi) repurchase agreements. The Asia-Pacific Equity Fund may also invest in short-term obligations of foreign governments and their agencies, instrumentalities, authorities, or political subdivisions.


ALL FUNDS: DIVERSIFICATION AND CHANGES IN POLICIES

Each Fund is diversified, so that with respect to 75% of the assets of each Fund, it may not invest more than 5% of its assets (measured at market value at the time of investment) in securities of any one issuer, except that this restriction does not apply to U.S. Government securities.

The first sentence in the description of each Fund under 'The Funds' Investment Objectives and Policies,' above, states the Fund's investment objectives. These investment objectives are 'fundamental.' Fundamental policies may only be changed with the approval of a majority of shareholders of the pertinent Fund. Other investment policies of any of the Funds may be changed by the Board of Directors. Each Fund is subject to investment restrictions that are described in the Statement of Additional Information under 'Investment Restrictions.' Some of those restrictions are designated as 'fundamental.' These fundamental restrictions as well as the diversified status of each Fund require a vote of a majority of the shareholders of the relevant Fund to be changed.

                               SHAREHOLDER GUIDE

PILGRIM AMERICA PURCHASE OPTIONS(TRADEMARK)

You may select from three separate classes of shares: Class A, Class B and Class M, each of which represents an identical interest in a Fund's investment portfolio, but are offered with different sales charges and distribution fee (Rule 12b-1) arrangements. These sales charges and fees are shown and contrasted in the chart below.

                                                         ANNUAL                       AUTOMATIC
                MAXIMUM SALES                         DISTRIBUTION      MAXIMUM       CONVERSION
CLASS      CHARGE ON PURCHASES (A)        CDSC          FEES(D)         PURCHASE      TO CLASS A
------    -------------------------     ---------     ------------     ----------     ----------
  A            5.75%                     None (b )      0.25%           Unlimited        N/A
  B            None                     5.00% (c )      1.00%          $  250,000      8 Years
  M            3.50%                      None          0.75%          $1,000,000        N/A

------------------
(a) Imposed upon purchase. Reduced for purchases of $50,000 or more.
(b) For investments of $1 million or more, a CDSC of no more than 1% is assessed on redemptions made within one or two years from purchase, depending on the amount of purchase. See 'Class A Shares: Initial Sales Charge Alternative.'
(c) Imposed upon redemption within 6 years from purchase. Fee has scheduled reductions after the first year. See 'Class B Shares: Deferred Sales Charge Alternative.'
(d) Annual asset-based distribution charge.

When choosing between classes, investors should carefully consider the ongoing annual expenses along with the initial sales charge or CDSC. The relative impact of the initial sales charges and ongoing annual expenses will depend on the length of time a share is held. Orders for Class B shares and Class M shares in excess of $250,000 and $1,000,000, respectively, will be accepted as orders for Class A shares or declined. You should discuss which Class of shares is right for you with your Authorized Dealer.

Class A Shares: Initial Sales Charge Alternative. Class A shares of the Funds are sold at the NAV per share in effect plus a sales charge as described in the following table. For waivers or reductions of the Class A shares sales charges, see 'Special Purchases without a Sales Charge' and 'Reduced Sales Charges.'

                                                                                                 DEALERS'
                                                                                              REALLOWANCE AS
                                                           AS A % OF OFFERING    AS A % OF        A % OF
                 AMOUNT OF TRANSACTION                     PRICE PER SHARE          NAV       OFFERING PRICE
--------------------------------------------------------   ------------------    ---------    --------------
Less than $50,000.......................................          5.75%            6.10%           5.00%
$50,000 but less than $100,000..........................          4.50%            4.71%           3.75%
$100,000 but less than $250,000.........................          3.50%            3.63%           2.75%
$250,000 but less than $500,000.........................          2.50%            2.56%           2.00%
$500,000 but less than $1,000,000.......................          2.00%            2.04%           1.75%

There is no initial sales charge on purchases of $1,000,000 or more. However, the Distributor will pay Authorized Dealers of record commissions at the rates shown in the table below for purchase payments subject to a CDSC. If shares are redeemed within one or two years of purchase, depending on the amount of the purchase, a CDSC will be imposed on certain redemptions as follows:

                                                                         DEALER        PERIOD DURING
ON PURCHASES OF:                                               CDSC     ALLOWANCE    WHICH CDSC APPLIES
------------------------------------------------------------   -----    ---------    ------------------
$1,000,000 but less than $2,500,000.........................   1.00%      1.00%            2 Years
$2,500,000 but less than $5,000,000.........................   0.50%      0.50%             1 Year
$5,000,000 and over.........................................   0.25%      0.25%             1 Year

Class B Shares: Deferred Sales Charge Alternative. If you choose the deferred sales charge alternative, you will purchase Class B shares at their NAV per share without the imposition of a sales charge at the time of purchase. Class B shares that are redeemed within six years of purchase, however, will be subject to a CDSC as described in the table that follows. Class B shares of each Fund are subject to a distribution fee at an annual rate of 1.00% of the average daily net assets of the Class, which is higher than the distribution fees of Class A or Class M shares. The higher distribution fees mean a higher expense ratio, so Class B shares pay correspondingly lower dividends and may have a lower NAV than Class A or Class M shares. In connection with sales of Class B shares, the Distributor compensates Authorized Dealers at a rate of 4% of purchase payments subject to a CDSC. Orders for Class B shares in excess of $250,000 will be accepted for Class A shares or declined.

The amount of the CDSC charge is determined as a percentage of the lesser of the NAV of the Class B shares at the time of purchase or redemption. No charge will be imposed for any net increase in the value of shares purchased during the preceding six years in excess of the purchase price of such shares or for shares acquired either by reinvestment of net investment income dividends or capital gain distributions. The percentage used to calculate the CDSC will depend on the number of years since you invested the dollar amount being redeemed according to the following table:

                             YEAR OF
                            REDEMPTION
                          AFTER PURCHASE                             CDSC
------------------------------------------------------------------   ----
  First...........................................................    5%
  Second..........................................................    4%
  Third...........................................................    3%
  Fourth..........................................................    3%
  Fifth...........................................................    2%
  Sixth...........................................................    1%
  Seventh and following...........................................    0%


To determine the CDSC payable on redemptions of Class B shares, a Fund will first redeem shares in accounts that are not subject to a CDSC; second, shares acquired through reinvestment of net investment income dividends and capital gain distributions; third, shares purchased more than 6 years prior to redemption; and fourth, shares subject to a CDSC in the order in which such shares were purchased. Using this method, your sales charge, if any, will be at the lowest possible CDSC rate.


Class B shares will automatically convert into Class A shares approximately eight years after purchase. For additional information on the CDSC and the conversion of Class B shares, see the Statement of Additional Information.

Class M Shares: Lower Initial Sales Charge Alternative. An investor who purchases Class M shares pays a sales charge at the time of purchase that is lower than the sales charge applicable to Class A shares and does not pay any CDSC upon redemption. Class M shares have a higher annual distribution fee than Class A shares, but lower than Class B. The higher distribution fees mean a higher expense ratio than Class A but lower than Class B. Class M shares pay correspondingly lower dividends and may have a lower NAV per share than Class A shares, but generally pay higher dividends and have a higher NAV per share than Class B shares. Orders for Class M shares in excess of $1,000,000 will be accepted as an order for Class A shares or declined. The public offering price of Class M shares is the NAV of the Fund plus a sales charge, which, as set forth below, varies based on the size of the purchase:

                                                                                                 DEALERS'
                                                                                              REALLOWANCE AS
                                                           AS A % OF OFFERING    AS A % OF        A % OF
AMOUNT OF TRANSACTION                                       PRICE PER SHARE         NAV       OFFERING PRICE
--------------------------------------------------------   ------------------    ---------    --------------
Less than $50,000.......................................          3.50%             3.63%          3.00%
$50,000 but less than $100,000..........................          2.50%             2.56%          2.00%
$100,000 but less than $250,000.........................          1.50%             1.52%          1.00%
$250,000 but less than $500,000.........................          1.00%             1.01%          1.00%
$500,000 and over.......................................          None              None           None

Class M shares do not convert to Class A.

Reduced Sales Charges. An investor may immediately qualify for a reduced sales charge on a purchase of Class A or Class M shares for any of the Funds or for other funds in the Pilgrim America Group which offer Class A shares, Class M shares or shares with front-end sales charges ('Participating Funds') by completing the Letter of Intent section of the New Account Application. Executing the Letter of Intent expresses an intention to invest during the next 13 months a specified amount, which, if made at one time, would qualify for a reduced sales charge. An amount equal to the Letter amount multiplied by the maximum sales charge imposed on purchases of the applicable fund and class will be restricted within your account to cover additional sales charges that may be due if your actual total investment fails to qualify for the reduced sales charges. See the New Account Application or the Statement of Additional Information for details on the Letter of Intent option or contact the Shareholder Servicing Agent at (800) 331-1080 for more information.

The sales charge for your investment may also be reduced by taking into account the current value of your existing holdings in the Fund or any other funds in the Pilgrim America Group (excluding Pilgrim America Money Market shares) ('Rights of Accumulation'). The reduced sales charges apply to quantity purchases made at one time or on a cumulative basis over any period of time by:
(i) an investor; (ii) the investor's spouse and children under the age of majority; (iii) the investor's custodian account(s) for the benefit of a child under the Uniform Gifts to Minors Act; (iv) a trustee or other fiduciary of a single trust estate or a single fiduciary account (including a pension, profit-sharing and other employee benefit plans qualified under Section 401 of the Internal Revenue Code); and (v) trust companies, registered investment advisers, banks and bank trust departments for accounts over which they exercise exclusive discretionary investment authority and which are held in a fiduciary, agency, advisory, custodial or similar capacity. See the New Account Application or the Statement of Additional Information for details or contact the Shareholder Servicing Agent at (800) 331-1080 for more information.



For purposes of Rights of Accumulation and the Letter of Intent Privilege, shares held by investors in the Pilgrim America Group of Funds which impose a CDSC may be combined with Class A or Class M shares for a reduced sales charge but will not affect any CDSC which may be imposed upon the redemption of shares of a Fund which imposes a CDSC.

Waivers of CDSCs. The CDSC on Class A or Class B shares will be waived in the case of a redemption following the death or permanent disability of a shareholder if made within one year of death or initial determination of permanent disability. The waiver is available for total or partial redemptions of shares of a Fund owned by an individual or an individual in joint tenancy (with rights of survivorship), but only for those shares held at the time of death or initial determination of permanent disability. The CDSC also may be waived for Class B Shares redeemed pursuant to a Systematic Withdrawal Plan, up to a maximum of 12% per year of a shareholder's account value based on the value of the account at the time the plan is established and annually thereafter, provided all dividends and distributions are reinvested and the total redemptions do not exceed 12% annually. In determining whether a CDSC is applicable, it will be assumed that shares held in the shareholder's account that are not subject to such charge are redeemed first.


The CDSC also will be waived in the case of a total or partial redemption of shares of a Fund in connection with any mandatory distribution from a tax-deferred retirement plan or an IRA. The shareholder must have attained the age of 70 1/2 to qualify for the CDSC waiver relating to mandatory distributions. The waiver does not apply in the case of a tax-free rollover or transfer of assets, other than one following a separation of service. The shareholder must notify the Transfer Agent either directly or through the Distributor, at the time of redemption, that the shareholder is entitled to a waiver of the CDSC. The CDSC Waiver Form included in the New Account Application must be completed and provided to the Transfer Agent at the time of the redemption request. The waiver will be granted subject to confirmation of the grounds for the waiver. The foregoing waivers may be changed at any time.



Reinstatement Privilege. Class B shareholders who have redeemed their shares in any Pilgrim America Group mutual fund within the previous 90 days may repurchase Class B shares at NAV (at the time of reinstatement) in an amount up to the redemption proceeds. Reinstated Class B shares will retain their original cost and purchase date for purposes of the CDSC. The amount of any CDSC also will be reinstated.



To exercise this privilege, a written order for the purchase of shares must be received by the Transfer Agent or be postmarked within 90 days after the date of redemption. This privilege can be used only once per calendar year. If a loss is incurred on the redemption and the reinstatement privilege is used, some or all of the loss may not be allowed as a tax deduction. See 'Tax Considerations' in the Statement of Additional Information.




Special Purchases without a Sales Charge. Class A or Class M shares may be purchased at NAV without a sales charge by:



     1) Class A or Class M shareholders who have redeemed their shares in any Pilgrim America Group mutual fund within the previous 90 days. These shareholders may repurchase shares at NAV in an amount equal to their net redemption proceeds. Authorized Dealers who handle these purchases may charge fees for this service.

     2) Any person who can document that Fund shares were purchased with proceeds from the redemption (within the previous 90 days) of shares from any unrelated mutual fund on which a sales charge was paid or which were subject at any time to a CDSC.

     3) Any charitable organization or governmental entity that has determined that the Fund is a legally permissible investment and which is prohibited by applicable law from paying a sales charge or commission in connection with the purchase of shares of any mutual fund.

     4) Officers, directors and full-time employees of Express America and its subsidiaries.


     5) Certain fee based broker-dealers or registered representatives thereof or registered investment advisers under certain circumstances making investments on behalf of their clients.


     6) Shareholders who have authorized the automatic transfer of dividends from the same class of another Participating Fund or from Pilgrim America Prime Rate Trust.


     7) Registered investment advisors, trust companies and bank trust departments investing in Class A shares on their own behalf or on behalf of their clients, provided that the aggregate amount invested in any Fund alone or in any combination of shares of any Fund plus Class A shares of certain other Participating Funds as described herein under 'Pilgrim America Purchase Options(Trademark)--Reduced Sales Charges', during the 13 month period commencing with the first investment pursuant hereto equals at least $1 million. The Distributor may pay Authorized Dealers through which purchases are made an amount up to 0.50% of the amount invested, over a 12 month period following the transaction.




     8) Accounts as to which a banker or broker-dealer charges an account management fee ('wrap accounts').


Masters Series may terminate or amend the terms of offering shares of the Funds at NAV to these investors at any time. For additional information, contact the Shareholder Servicing Agent at (800) 331-1080, or see the Statement of Additional Information.

Incentives. The Distributor, at its expense, will provide additional promotional incentives to Authorized Dealers in connection with sales of shares of the Funds and other mutual funds in the Pilgrim America Group. In some instances, additional compensation or promotional incentives will be offered to Authorized Dealers that have sold or may sell significant amounts of shares during specified periods of time. Such compensation and incentives may include, but are not limited to, cash, merchandise, trips and financial assistance in connection with pre-approved conferences or seminars, sales or training programs for invited sales personnel, payment for travel expenses (including meals and lodging) incurred by sales personnel to various locations for such seminars or training programs, seminars for the public, advertising and sales campaigns regarding one or more of the Funds or other mutual funds in the Pilgrim America Group and/or other events sponsored by Authorized Dealers.


In addition, the Distributor may, at its own expense, pay concessions in addition to those described above to dealers that safisfy certain criteria established from time to time by the Distributor. These conditions relate to increasing sales of shares of the Funds over specified periods and to certain other factors. These payments may, depending on the dealer's satisfaction of the required conditions, be periodic and may be up to (1) 0.25% of the value of the Funds' shares sold by the dealer during a particular period, and (2) 0.10% of the value of the Funds' shares held by the dealer's customers for more than one year, calculated on an annual basis.


Rule 12b-1 Plan. Masters Series has a distribution plan pursuant to Rule 12b-1 under the 1940 Act applicable to each class of shares of each Fund (Rule 12b-1
Plan). Under the Rule 12b-1 Plan, the Distributor may receive from each Fund an annual fee in connection with the offering, sale and shareholder servicing of Class A, Class B and Class M shares at an annual rate of up to 0.35%, 1.00%, and 1.00%, respectively, of the average daily net assets of each of the Funds. Currently, the Board of Directors has approved annual fees of 0.25%, 1.00%, and 0.75%, respectively, which are accrued daily and paid monthly. Of these amounts, fees equal to an annual rate of 0.25% of the average daily net assets of each of the Funds is for shareholder servicing for each of the classes. Fees paid under the Rule 12b-1 Plan may be used to cover the expenses of the Distributor from the sale of Class A, Class B or Class M shares of the Funds, including payments to Authorized Dealers, and for shareholder servicing. These fees may be used to pay the costs of the following: payments to Authorized Dealers; promotional activities; preparation and distribution of advertising materials and sales literature; expenses of organizing and conducting sales seminars; personnel costs and overhead of the Distributor; printing of prospectuses and statements of additional information (and supplements thereto) and reports for other than existing shareholders; supplemental payments to Authorized Dealers that provide shareholder services; interest on accrued distribution expenses; and costs of administering the Rule 12b-1 Plan. No more than 0.75% per annum of a Fund's average net assets may be used to finance distribution expenses, exclusive of shareholder servicing payments, and no Authorized Dealer may receive shareholder servicing payments in excess of 0.25% per annum of a Fund's average net assets held by the Authorized Dealer's clients or customers. The Distributor will receive payment under the Rule 12b-1 Plans without regard to actual distribution expenses that it incurs. Fees paid by one of the Funds under the Rule 12b-1 Plan may be used to finance distribution of the shares of that Fund and the servicing of shareholders of that Fund as well as the other Funds of Masters Series.



Under the Rule 12b-1 Plans, ongoing payments will be made on a quarterly basis to Authorized Dealers for both distribution and shareholder servicing at the annual rate of 0.25%, 0.25%, and 0.65% of a Fund's average daily NAV of Class A, Class B, and Class M shares, respectively, that are registered in the name of that Authorized Dealer as nominee or held in a shareholder account that designates that Authorized Dealer as the dealer of record. Rights to these ongoing payments begin to accrue in the 13th month following a purchase of Class A or B shares and on the anniversary date in the 1st month following the date of purchase of Class M shares, and they cease upon exchange (or purchase) into Pilgrim America Money Market Shares. The payments are also subject to the continuation of the relevant distribution plan, the terms of service agreements between dealers and the Distributor, and any applicable limits imposed by the National Association of Securities Dealers, Inc.


Other Expenses. In addition to the management fee and other fees described previously, each Fund pays other expenses, such as legal, audit, transfer agency and custodian out-of-pocket fees, proxy solicitation costs, and the compensation of Directors who are not affiliated with the Investment Manager. Most Fund expenses are allocated proportionately among each of the classes of each Fund. However, the Rule 12b-1 Plans' fees for each class of shares are charged proportionately only to the outstanding shares of that class.

PURCHASING SHARES

Your Authorized Dealer can help you establish and maintain your account, and the Shareholder Servicing Agent is available to assist you with any questions you may have.


The Fund reserves the right to liquidate sufficient shares to recover annual Transfer Agent fees should the investor fail to maintain his/her account value at a minimum of $1,000.00 ($250.00 for IRA's).


       METHOD                      INITIAL INVESTMENT                         ADDITIONAL INVESTMENT
By contacting your     The minimum initial investment in a Fund is  The minimum for additional investment in a
Authorized Dealer      $1,000 ($250 for IRAs).                      Fund is $100.

                       Visit or consult an Authorized Dealer.       Visit or consult your Authorized Dealer.

By mail                Make your check payable to the Fund and      Fill out the account additions form
                       mail it, along with a completed New Account  included on the bottom of your account
                       Application, to the address indicated on     statement along with your check payable to
                       the New Account Application. Please          the Fund and mail them in the envelope
                       indicate an Authorized Dealer on the         provided with the account statement.
                       application.                                 Remember to write your account number on
                                                                    the check.

By wire                Call the Pilgrim America Order Department    Call the Pilgrim America Order Department
                       at (800) 336-3436 to obtain an account       at (800) 336-3436 to obtain a wire
                       number and indicate an Authorized Dealer on  reference number. Give that number to your
                       the account. Instruct your bank to wire      bank and have them wire the funds in the
                       funds to the Fund in care of:                same manner described under 'Initial
                       Investors Fiduciary Trust Co.                Investment.'
                       ABA #101003621
                       Kansas City, MO
                       credit to:
                       Pilgrim America Masters Series, Inc.
                       ------------------------------------------
                       (Name of Fund)
                       A/C #752-4854; for further credit to:
                       Shareholder A/C
                       # -----------------------------------------
                       (A/C # you received over the telephone)
                       Shareholder Name:
                       ------------------------------------------
                       (Your Name Here)
                       After wiring funds you must complete the
                       New Account Application and send it to:
                       Pilgrim America Order Dept.
                       P.O. Box 419368
                       Kansas City, MO 64141-6368
                The Funds and the Distributor reserve the right to reject any purchase order.
                             Please note third party checks will not be accepted.
                   The Manager reserves the right to waive the minimum investment amounts.

Price of Shares. Purchase, sale and exchange orders are effected at NAV for the respective class of shares of each Fund, determined after the order is received by the Transfer Agent or Distributor, plus any applicable sales charge (Public Offering Price).

Purchases of each class of a Fund's shares are effected at the Fund's Public Offering Price determined after a purchase order has been received in proper form. A purchase order will be deemed to be in proper form when all of the required steps have been completed. In the case of an investment by wire, however, the order will be deemed to be in proper form after the telephone notification and the federal funds wire have been received. A shareholder who purchases by wire must submit an application form in a timely fashion. If an order or payment by wire is received after the close of the New York Stock Exchange, 4:00 p.m. Eastern Time (1:00 p.m., Pacific Time), the shares will not be credited until the next business day.

You will receive a confirmation of each new transaction in your account, which also will show you the number of Fund shares you own including the number of shares being held in safekeeping by the Transfer Agent for your account. You may rely on these confirmations in lieu of certificates as evidence of your ownership. Certificates representing shares of the Funds will not be issued unless you request them in writing.

Determination of Net Asset Value. The NAV of each class of a Fund's shares will be determined daily as of the close of trading on the New York Stock Exchange (usually at 4:00 p.m. New York City time) on each day that it is open for business. Each class' NAV represents that class' pro rata share of the Fund's net assets as adjusted for any class specific expenses (such as fees under a Rule 12b-1 plan), and divided by that class' outstanding shares. In general, the value of each Fund's assets is based on actual or estimated market value, with special provisions for assets not having readily available market quotations and short-term debt securities. The net asset values per share of each class of a Fund will fluctuate in response to changes in market conditions and other factors. Portfolio securities for which market quotations are readily available are stated at market value. Short-term debt securities having a maturity of 60 days or less are valued at amortized cost, unless the amortized cost does not approximate market value. Securities prices may be obtained from automated pricing services. In other cases, securities are valued at their fair value as determined in good faith by the Board of Directors of Masters Series, although the actual calculations will be made by persons acting under the supervision of the Board.


The value of the foreign securities traded on exchanges outside the United States is based upon the price on the exchange as of the close of business of the exchange preceding the time of valuation (or, if earlier, at the time of a Fund's valuation). Quotations of foreign securities in foreign currency are converted to U.S. dollar equivalents using the foreign quotation in effect at the time NAV is computed. The calculation of NAV for Masters Series may not take place contemporareously with the determination of the prices of certain portfolio securities of foreign issuers used in such calculation. Further, the prices of foreign securities are determined using information derived from pricing services and other sources. Information that becomes known to Masters Series or its agents after the time that NAV is calculated on any business day may be assessed in determining NAV per share after the time of receipt of the information, but will not be used to retroactively adjust the price of the security so determined earlier or on a prior day. Events affecting the values of portfolio securities that occur between the time their prices are determined and the time when a Fund's NAV is determined may not be reflected in the calculation of NAV. If events materially affecting the value of such securities occur during such period, then these securities may be valued at fair value as determined by the management and approved in good faith by the Board of Directors.

Pre-Authorized Investment Plan. You may establish a pre-authorized investment plan to purchase shares with automatic bank account debiting. For further information on pre-authorized investment plans, see the New Account Application or contact the Shareholder Servicing Agent at (800) 331-1080.

Retirement Plans. Master Series has available prototype qualified retirement plans for both corporations and for self-employed individuals. It also has available prototype IRA plans (for both individuals and employers), Simplified Employee Pension Plans, Pension and Profit Sharing Plans and Tax Sheltered Retirement Plans for employees of public educational institutions and certain non-profit, tax-exempt organizations. Investors Fiduciary Trust Company ('IFTC') acts as the custodian under these plans. For further information, contact the Shareholder Servicing Agent at (800) 331-1080. IFTC currently receives a $12.00 custodian fee annually for maintenance of IRA accounts.



Telephone Orders. Masters Series and its Transfer Agent will not be responsible for the authenticity of phone instructions or losses, if any, resulting from unauthorized shareholder transactions if they reasonably believe that such instructions were genuine. Master Series and its Transfer Agent have established reasonable procedures to confirm that instructions communicated by telephone are genuine. These procedures include: (i) recording telephone instructions for exchanges and expedited redemptions; (ii) requiring the caller to give certain specific identifying information; and (iii) providing written confirmation to shareholders of record not later than five days following any such telephone transactions. If Master Series and its Transfer Agent do not employ these procedures, they may be liable for any losses due to unauthorized or fraudulent telephone instructions. Telephone redemptions may be executed on all accounts other than retirement accounts.

EXCHANGE PRIVILEGES AND RESTRICTIONS

An exchange privilege is available. Exchange requests may be made in writing to the Transfer Agent or by calling the Transfer Agent at (800) 992-0180. There is no specific limit on exchange frequency; however, the Funds are intended for long term investment and not as a trading vehicle. The Investment Manager reserves the right to prohibit excessive exchanges (more than four per year). The Investment Manager reserves the right, upon 60 days' prior notice, to restrict the frequency of, otherwise modify, or impose charges of up to $5.00 upon exchanges. The total value of shares being exchanged must at least equal the minimum investment requirement of the fund into which they are being exchanged.

Shares of one class of a Fund may be exchanged for shares of that same class of any other Pilgrim America Group mutual fund other than Pilgrim America Money Market Shares ('Money Market'), at NAV without payment of any additional sales charge. If you exchange and subsequently redeem your shares, any applicable CDSC will be based on the full period of the share ownership. Shares of a Fund that are not subject to a CDSC may be exchanged for shares of Money Market, and shares of Money Market acquired in the exchange may subsequently be exchanged for shares of a mutual fund in the Pilgrim America Group of the same class as the original shares acquired. Shares of a Fund that are subject to a CDSC may be redeemed to purchase shares of Money Market upon payment of the CDSC. Shareholders exercising the exchange privilege with any of Pilgrim America Group's other funds should carefully review the prospectus of that fund. Exchanges of shares are sales and may result in a gain or loss for federal and state income tax purposes. You will automatically be assigned the telephone exchange privilege unless you mark the box on the New Account Application that signifies that you do not wish to have this privilege. The exchange privilege is only available in states where shares of the Fund being acquired may be legally sold.
SYSTEMATIC EXCHANGE PRIVILEGE

Subject to the information and limitations outlined above, you may elect to have a specified dollar amount of shares systematically exchanged, monthly, quarterly, semi-annually or annually (on or about the 10th of the applicable month), from your account to an identically registered account in the same class of any other Pilgrim America Fund. The exchange privilege may be modified at any time or terminated upon 60 days written notice to shareholders.

HOW TO REDEEM SHARES

Shares of each Fund will be redeemed at the NAV (less any applicable CDSC and/or federal income tax withholding) next determined after receipt of a redemption request in good form on any day the New York Stock Exchange is open for business.
                                       21

            METHOD                                                 PROCEDURES
Redemption By Contacting Your   Authorized Dealers may communicate redemption orders by wire or telephone to the
  Authorized Dealer             Distributor. These firms may charge for their services in connection with your redemption request but neither the Funds nor the Distributor imposes any such charge.
Redemption By Mail              A written request for redemption must be received by the Transfer Agent in order to constitute a valid tender. If certificated shares have been issued, the certificate must accompany the written request. The Transfer Agent may also require a signature guarantee by an eligible guarantor. It will also be necessary for corporate investors and other associations to have an appropriate certification on file authorizing redemptions by a corporation or an association before a redemption request will be considered in proper form. A suggested form of such certification is provided on the New Account Application. If you are entitled to a CDSC waiver, you must complete the CDSC waiver form in the New
                                Account Application. To determine whether a signature guarantee or other documentation is required, shareholders may call the Shareholder Servicing Agent at (800) 331-1080.
Expedited Redemption            The Expedited Redemption privilege allows you to effect a liquidation from your account via a telephone call and have the proceeds (maximum $50,000) mailed to an address which has been on record with Pilgrim America for at least 60 days. This privilege is automatically assigned to you unless you check the box on the New
                                Account Application which signifies that you do not wish to utilize such option.
                                The Expedited Redemption Privilege additionally allows you to effect a liquidation from your account and have the proceeds (minimum $5,000) wired to your pre-designated bank account. But, this aspect of the Expedited Redemption privilege will NOT automatically be assigned to you. If you want to take advantage of this aspect of the privilege, please check the appropriate box and attach a voided check to the New Account Application. Under normal circumstances, proceeds will be transmitted to your bank on the second business day following receipt of your instructions, provided redemptions may be made. To effect an
                                Expedited Redemption, please call the Transfer Agent at (800) 992-0180. In the event that share certificates have been issued, you may not request a wire redemption by telephone or wire. This option is not available for retirement accounts.


Systematic Withdrawal Plan. You may elect to have monthly, quarterly, semi-annual or annual payments in any fixed amount in excess of $100 made to yourself, or to anyone else you properly designate, as long as the account has a current value of at least $10,000. During the withdrawal period, you may purchase additional shares for deposit to your account if the additional purchases are equal to at least one year's scheduled withdrawals, or $1,200, whichever is greater. There are no separate charges to you under this Plan, although a CDSC may apply if you purchased Class A or B shares.

The number of full and fractional shares equal in value to the amount of the payment will be redeemed at NAV (less any applicable CDSC). Such redemptions are normally processed on the fifth day prior to the end of the month, quarter or year. Checks are then mailed or proceeds are forwarded to your bank account on or about the first of the following month. Shareholders who elect to have a systematic cash withdrawal must have all dividends and capital gains reinvested. To establish a systematic cash withdrawal, please complete the Systematic Withdrawal Plan section of the New Account Application. To have funds deposited to your bank account, follow the instructions on the New Account Application.

You may change the amount, frequency and payee, or terminate this plan by giving written notice to the Transfer Agent. As shares of a Fund are redeemed under the Plan, you may realize a capital gain or loss for income tax purposes. A Systematic Withdrawal Plan may be modified at any time by the Fund or terminated upon written notice by you or the relevant Fund.

Payments. Payment to shareholders for shares redeemed or repurchased ordinarily will be made within seven days after receipt by the Transfer Agent of a written request in good order. A Fund may delay the mailing of a redemption check until the check used to purchase the shares being redeemed has cleared which may take up to 15 days or more. To reduce such delay, all purchases should be made by bank wire of federal funds. A Fund may suspend the right of redemption under certain extraordinary circumstances in accordance with the Rules of the Securities and Exchange Commission. Due to the relatively high cost of handling small investments, Master Series reserves the right upon 30 days' written notice to redeem, at NAV, the shares of any shareholder whose account (except for IRAs) has a value of less than $1,000, other than as a result of a decline in the NAV per share. Each Fund intends to pay in cash for all shares redeemed, but under abnormal conditions that make payment in cash unwise, a Fund may make payment wholly or partly in securities at their then current market value equal to the redemption price. In such case, a Fund could elect to make payment in securities for redemptions in excess of $250,000 or 1% of its net assets during any 90-day period for any one shareholder. An investor may incur brokerage costs in converting such securities to cash.

                            MANAGEMENT OF THE FUNDS

Management of Masters Series. Masters Series is a registered investment company that was organized as a Maryland corporation in April, 1995. It is governed by a Board of Directors, which oversees the operations of the Funds. The majority of Directors are not affiliated with the Investment Manager or any Portfolio Manager.

Investment Manager. The Investment Manager has overall responsibility for the management of the Funds. Masters Series and the Investment Manager have entered into an agreement that requires the Investment Manager to provide or oversee all investment advisory and portfolio management services for the Funds. It also requires the Investment Manager to assist in managing and supervising all aspects of the general day-to-day business activities and operations of Masters Series, including custodial, transfer agency, dividend disbursing, accounting, auditing, compliance and related services. Organized in December 1994, the Investment Manager is registered as an investment adviser with the Securities and Exchange Commission.


     The Investment Manager also monitors the Portfolio Managers' investment programs and results and coordinates the activities of the various service providers to the Funds and oversees compliance with regulatory requirements. In addition, the Investment Manager provides the Masters Series with the office space, equipment and personnel necessary to administer the Funds. The Portfolio Managers, subject to the supervision of the Board of Directors and the Investment Manager, are responsible for determining the investment program for the Funds, including the portfolio securities to purchase and sell for the Funds, and for placing the Fund's portfolio transactions. The agreement with the Investment Manager can be canceled by the Board of Directors of Masters Series upon 60 days' written notice.

     The Investment Manager bears its expenses of providing the services described above and pays the fees of each Fund's Portfolio Manager. The Funds pay the Investment Manager a fee at an annual rate of 1.00% of the Fund's average daily net assets for the MidCap Value Fund and the LargeCap Value Fund, and 1.25% of the Fund's average daily net assets for the Asia-Pacific Equity Fund. These fees are computed and accrued daily and paid monthly.

     The Portfolio Managers. Each Portfolio Manager serves the pertinent Fund under an agreement with the Investment Manager. Each Portfolio Manager has discretion to purchase and sell securities for the portfolio of its respective Fund in accordance with that Fund's objectives, policies and restrictions. Although the Portfolio Managers are subject to the general supervision by the Board of Directors and the Investment Manager, the Board and/or the Investment Manager do not evaluate the investment merits of specific securities transactions. The agreement with each Portfolio Manager may be terminated by the Board of Directors of Masters Series, by the Investment Manager or by the Portfolio Manager. Thus, it is possible that in the future, one or more of the current Portfolio Managers would no longer be engaged for a Fund. It is not anticipated that Portfolio Managers will be replaced in the ordinary course of operations.

     As compensation for their services to the Funds, the Investment Manager (and not the Fund) pays HSBC, CRM, and Ark fees at annual rates of 0.50% of the average daily net assets of the Asia-Pacific Equity, MidCap Value and Large Cap Value Funds, respectively.

Distributor. In addition to providing for the expenses discussed above, the Rule 12b-1 Plan also recognizes that the Investment Manager may use its investment management fees or other resources to pay expenses associated with activities primarily intended to result in the promotion and distribution of the Fund's shares. The Distributor will, from time to time, pay to Authorized Dealers in connection with the sale or distribution of shares of a Fund material compensation in the form of merchandise or trips. Salespersons and any other person entitled to receive any compensation for selling or servicing Fund shares may receive different compensation with respect to one particular class of shares over another in a Fund.

Portfolio Transactions. Each Portfolio Manager will place its own orders to execute the securities transactions that are designed to implement the applicable investment objectives and policies. The Portfolio Manager will use its reasonable efforts to place all purchase and sale orders with brokers, dealers and banks ('brokers') that provide 'best execution' of these orders. In placing purchase and sale transactions, a Portfolio Manager may consider brokerage and research services provided by a broker to the Portfolio Manager or the Investment Manager or their affiliates, and a Fund may pay a commission for effecting a securities transaction that is in excess of the amount another broker would have charged if the Portfolio Manager determines in good faith that the amount of commission is reasonable in relation to the value of the brokerage and research services provided by the broker. Consistent with this policy, portfolio transactions may be executed by brokers affiliated with a Portfolio Manager, so long as the commission paid to the affiliated broker is reasonable and fair compared to the commission that would be charged by an unaffiliated broker in a comparable transaction. In addition, the Investment Manager may direct a Portfolio Manager to place securities transactions with brokers that provide certain services to the Funds. A Portfolio Manager also may consider a broker's sale of Fund shares if the Portfolio Manager is satisfied that the Fund would receive best execution of the transaction from that broker.

                        DIVIDENDS, DISTRIBUTIONS & TAXES

Dividends and Distributions. Dividends and distributions from net investment income and capital gains, if any, will be determined on a class basis for each Fund and paid at least annually.

Any dividends and distributions paid by a Fund will be automatically reinvested in additional shares of the respective class of that Fund, unless you elect to receive distributions in cash. When a dividend or distribution is paid, the NAV per share is reduced by the amount of the payment.


You may, upon written request or by completing the appropriate section of the New Account Application in this Prospectus, elect to have all dividends and other distributions paid on a Class A, B or M account in a Fund invested into a Pilgrim America Fund which offers Class A, B or M shares. Both accounts must be of the same class. If you are a shareholder of Pilgrim America Prime Rate Trust, whose shares are not held in a broker or nominee account, you may, upon written request, elect to have all dividends invested into a pre-existing Class A account of any Pilgrim America Fund which offers Class A, B, or M Shares. Distributions are invested into the selected funds at the net asset value as of the payable date of the distribution only if shares of such selected funds have been registered for sale in the investor's state.


Federal Taxes. Each Fund intends to operate as a 'regulated investment company' under the Internal Revenue Code. In any fiscal year in which a Fund so qualifies and distributes to shareholders all of its net investment income and net capital gains, the Fund itself is relieved of federal income tax.

All dividends and capital gains are taxable whether they are reinvested or received in cash, unless you are exempt from taxation or entitled to tax deferral. Early each year, you will be notified as to the amount and federal tax status of all dividends and capital gains paid during the prior year. Such dividends and capital gains may also be subject to state or local taxes.


Dividends declared in October, November, or December with a record date in such month and paid during the following January will be treated as having been paid by a Fund and received by shareholders on December 31 of the calendar year in which declared, rather than the calendar year in which the dividends are actually received.

If you have not furnished a certified correct taxpayer identification number (generally your Social Security number) and have not certified that withholding does not apply, or if the Internal Revenue Service has notified the Fund that the taxpayer identification number listed on your account is incorrect according to their records or that you are subject to backup withholding, federal law generally requires the Fund to withhold 31% from any dividends and/or redemptions (including exchange redemptions). Amounts withheld are applied to your federal tax liability; a refund may be obtained from the Service if withholding results in overpayment of taxes. Federal law also requires the Fund to withhold 30% or the applicable tax treaty rate from ordinary dividends paid to certain nonresident alien, non-U.S. partnership and non-U.S. corporation shareholder accounts.

Asia-Pacific Equity Fund may be required to pay withholding and other taxes imposed by various countries in connection with its investments outside the U.S. generally at rates from 10% to 40%, which would reduce a Fund's investment income.

This is a brief summary of some of the tax laws that affect your investment in a Fund. Please see the Statement of Additional Information and your tax adviser for further information.

                            PERFORMANCE INFORMATION

From time to time, a Fund may advertise its average annual total return over various periods of time. These total return figures show the average percentage change in value of an investment in the Fund from the beginning date of the measuring period. These figures reflect changes in the price of the Fund's shares and assume that any income dividends and/or capital gains distributions made by the Fund during the period were reinvested in shares of the Fund. Figures will be given for one, five and ten year periods (if applicable) and may be given for other periods as well (such as from commencement of the Fund's operations, or on a year-by-year basis). Total returns and current yield are based on past results and are not necessarily a prediction of future performance.

Additional Performance Quotations. Advertisements of total return will always show a calculation that includes the effect of the maximum sales charge but may also show total return without giving effect to that charge. Because these additional quotations will not reflect the maximum sales charge payable, these performance quotations will be higher than the performance quotations that reflect the maximum sales charge.

                             ADDITIONAL INFORMATION



More about Masters Series. Masters Series' Articles of Incorporation permit the Directors to authorize the creation of additional funds, each of which may issue separate classes of shares. A Fund may be terminated and liquidated under certain circumstances.


Voting Rights. Shareholders have certain voting rights. Each share of each Fund is given one vote. Matters to be acted upon that affect a particular Fund, including approval of new investment advisory agreements and changes in fundamental policies of a Fund will require the affirmative vote of the shareholders of such Fund. Matters affecting a certain class of a Fund will only be voted on by shareholders of that particular class and Fund. As a Maryland Corporation, Masters Series is not required to hold annual shareholder meetings, although special shareholder meetings may be held from time to time.

                      [THIS PAGE INTENTIONALLY LEFT BLANK]

                                    [LOGO]

                            NEW ACCOUNT APPLICATION


 SEND COMPLETED APPLICATION TO: PILGRIM AMERICA FUNDS, P.O. BOX 419368, KANSAS
                           CITY, MISSOURI 64141-6368
   SECTIONS 1 THROUGH 6 MUST BE COMPLETED FOR YOUR ACCOUNT TO BE ESTABLISHED.

--------------------------------------------------------------------------------
1.  ACCOUNT REGISTRATION

    TYPE OF ACCOUNT
    (Check one only)
  / / INDIVIDUAL


-------------------------    ----------    ----------------------------------         ---------------------------------------
  First Name                 Middle        Last Name                                  Social Security Number*
                             Initial                                                  (first individual only)

/ / JOINT TENANT

-------------------------    ----------    ----------------------------------         ---------------------------------------
  Joint Tenant's First Name  Middle        Last Name
                             Initial

/ / GIFT/TRANSFER TO MINOR


-------------------------------------------------------------------------         -------------------------------------------
  Custodian's Name (one only)                                                      Minor's Name (one only)

/ / GUARDIANSHIP/CONSERVATORSHIP


-------------------------------------------------------------------------         -------------------------------------------
  Under Uniform Gift/Transfers to Minors Act of (State)                            Minor's Social Security Number*






-------------------------------------------------       ---------------------------  ----------------------------------------
                 Guardian/Conservator                   Ward/Incompetent or Minor's  Ward/Incompetent or Minor's
                                                        Name (one only)              Social Security Number*

/ / CORPORATION, PARTNERSHIP, TRUST OR OTHER ORGANIZATION

--------------------------------------------------------------------               ------------------------------------------
  Exact Name of Corporation, Partnership or other Organization                     Tax Identification Number*


--------------------------------------------------------------------------------
  Trustee Accounts Only: Name of all Trustees required by trust agreement to sell/purchase shares

--------------------------   ---------------------------------------------------     ----------------------------------------
  Date of Trust Agreement    Name of Trust                                           Tax Identification Number*

/ / OTHER

                                                          / / CHECK HERE IF YOU ARE SUBJECT TO BACKUP WITHHOLDING.
--------------------------------------------              / / CHECK HERE IF YOU ARE AWAITING THE ISSUANCE OF
                                                              SOCIAL SECURITY OR TAXPAYER IDENTIFICATION NUMBER.

* Pilgrim America reserves the right to reject any application which does not include a certified Social Security Number or Taxpayer Identification Number, or does not indicate that such number has been applied for by checking the 'awaiting Social Security or Taxpayer Identification Number' box.

--------------------------------------------------------------------------------
2.  MAILING ADDRESS


-----------------------------------------------------   -----------   -----------   ----------    ---------------------------
  Street Address                                        Apartment     City          State         Zip Code
                                                        Number


  (      )                         (      )
------------------------------     -----------------------------
  Business Phone                   Home Phone

--------------------------------------------------------------------------------
3. INVESTMENT INFORMATION

  PLEASE INDICATE DOLLAR AMOUNT AND FUND IN SPACES PROVIDED. $1,000 MINIMUM FOR EACH FUND. IF MORE THAN ONE FUND IS SELECTED, ACCOUNT MUST HAVE IDENTICAL REGISTRATIONS, CLASS OF SHARES AND OPTIONS. IF NO CLASS OF SHARES IS SELECTED, CLASS A SHARES WILL BE AUTOMATICALLY SELECTED.

                 FUND NAME                           AMOUNT            CLASS OF SHARES (CHECK ONE)
1.                                                      $              A / /      B / /      M / /
  ------------------------------------------             -----------
2.                                                      $              A / /      B / /      M / /
  ------------------------------------------             -----------
3.                                                      $              A / /      B / /      M / /
  ------------------------------------------             -----------
4.                                                      $              A / /      B / /      M / /
  ------------------------------------------             -----------
5.                                                      $              A / /      B / /      M / /
  ------------------------------------------             -----------
6.                                                      $              A / /      B / /      M / /
  ------------------------------------------             -----------

/ / A check payable to the Pilgrim America Group is included for $____________.

/ / Payment has been made by Dealer purchase on

____________   $_____________   _______________________________________________
   (Date)         (Amount)                       (Order Number)

/ / Payment has been made by Federal funds wire _____________  on ____________
                                               (Reference No.)       (Date)

_________________  $_______________
  (Account No.)       (Amount)

-------------------------------------------------------------------------------
4. DIVIDEND AND DISTRIBUTION OPTIONS

  (Check one only) -- If no option is selected, all distributions will be reinvested.

  / / Reinvest all dividends and capital gains.

  / / Reinvest all dividends and capital gains into an existing account in another Pilgrim America Account using the Dividend Transfer Option.


  _________________________________   ________________________________
  Fund Name                             Account Number


/ / Pay all dividends and reinvest capital     I request the payable distributions be: (Check one.)
    gains.
/ / Pay all capital gains in cash and
    reinvest dividends.                        / / Sent to the address in Section 2.
/ / Pay all dividends and capital gains.       / / Directly deposited in my bank account. (Please attach a
    (IF ANY PAY OPTION IS SELECTED,                voided check to Section 6). If voided check is not enclosed,
    COMPLETE INFORMATION AT RIGHT)                 will be sent to address in Section 2.
                                               / / Sent to a special payee listed in Section 9.


--------------------------------------------------------------------------------
5. AUTHORIZED DEALER INFORMATION

----------------------------------------                  ------------------------------------------
Authorized Dealer Name                                    Registered Representative's Name


----------------------------------------                  ------------------------------------------
Branch Office Address                                     Registered Representative's Number


----------------------------------------                  ----------------            --------------
City                                                      State                         Zip Code


----------------------------------------                  ------------------------------------------
Registered Representative's Phone                         Authorized Signature of Authorized Dealer

--------------------------------------------------------------------------------
6. SIGNATURES


I have read the prospectus and application for the Fund in which I am investing and agree to its terms. I am also aware that a Telephone Exchange and Redemption Privileges exist and that these privileges are automatically available unless affirmatively declined. I also understand that if Pilgrim America, the Fund, the Transfer Agent or the Sub-Transfer Agent fail to follow the procedures outlined in the prospectus and in the Telephone Transaction Authorization hereto, such entity may be liable for losses due to unauthorized or fraudulent instructions. I further understand that I must carefully review each account confirmation statement or other documentation of transaction that I receive to ensure that my instructions have been properly acted upon. If any discrepancies are noted, I agree to notify Pilgrim America, the Fund, the Transfer Agent or the Sub-Transfer Agent in a timely manner, but in no event more than 15 days from receipt of such confirmation statement or documentation of transaction. Failure to notify one of the above entities on a timely basis will relieve such entities of any liability with respect to the transaction and any discrepancy. See the Exchange Privileges and Restrictions and How to Redeem Shares sections in the Prospectus for procedures. I am of legal age. Sign below exactly as printed in
Section 1. For joint registration, all must sign. Under penalty of perjury, I certify with my signature below that the number shown in Section 1 is my correct taxpayer identification number. Also, I have not been notified by the Internal Revenue Service that I am currently subject to backup withholding unless otherwise indicated.


       ATTACH VOIDED CHECK HERE  ----->
           (IF APPROPRIATE)

For Corporations, Trusts, or Partnerships: We hereby certify that each of the persons listed below have been duly elected, and are now legally holding the offices set forth opposite his/her name and have the authority to make this authorization. Please print titles below if signing on behalf of a business or trust to establish this account.

----------------------------------------           ----------------------------------------------------------
Signature                                          Date  President, Trustee, General Partner or Title

----------------------------------------           ----------------------------------------------------------
Signature                                          Date  Co-owner, Secretary of Corporation, Co-Trustee, etc.

    CHECK THE APPROPRIATE BOXES BELOW AND PROVIDE THE REQUESTED INFORMATION

/ / I am a United States Citizen

/ / I am a non-resident alien* (a Form W-8 will be provided to you by Pilgrim
    America. Please complete it as requested as soon as possible).

/ / I am a resident alien and a social security number has been supplied on page one of this New Account application (a Form 1078 will be provided to you by Pilgrim America. Please complete it and return it as requested).

/ / If not a United Citizen, please indicate what country you are a permanent tax resident of:

    ____________________________________________________________________________

* If the Pilgrim America account will be registered in joint registration with another individual or individuals, each non-resident alien must complete and return a Form W-8.


--------------------------------------------------------------------------------
7. PURCHASE OPTIONS

   REDUCED SALES CHARGE


/ / I qualify for Reduced Sales Charge with the account(s) listed below. Included are the account numbers of all classes of shares of Pilgrim America Funds that I or my immediate family (spouse and children under age 21) already own.




----------------------------------------           ----------------------------------------------------------
Fund Name                                                 Account Number

----------------------------------------           ----------------------------------------------------------
Fund Name                                                 Account Number

----------------------------------------           ----------------------------------------------------------
Fund Name                                                 Account Number

    LETTER OF INTENT (Check one only)


    / / I wish to establish a new Letter of Intent. (If Reduced Sales Charge or
        90-day backdate privilege is applicable, provide the amount and account(s) information below.) I agree to the terms of the Letter of Intent as set forth in the Prospectus and Statement of Additional Information, and grant Pilgrim America Securities, Inc. a security interest in the escrowed shares as set forth in the Statement of Additional Information. I understand that I am not obligated to invest an aggregate amount equal to the amount checked below, but if I do not, Pilgrim America Securities, Inc. may deduct the amount of any sales charge owed from the escrowed shares.


    / / Please apply this purchase to an existing Letter of Intent with the account(s) listed below.

    / / Please amend my existing Letter of Intent with the new amount indicated below.


    If establishing a Letter of Intent, you will need to purchase over a thirteen-month period in accordance with the provisions of the Prospectus and Statement of Additional Information. The aggregate amount of these purchases will be at least equal to the amount listed below:


/ /  $50,000   / /  $100,000   / /  $250,000   / /  $500,000   / /  $1,000,000

----------------------------------------                --------------------------------------------
    Fund Name                                             Account Number


----------------------------------------                --------------------------------------------
    Fund Name                                             Account Number

--------------------------------------------------------------------------------
    PRE-AUTHORIZED INVESTMENT PLAN -- AUTOMATIC INVESTING

    / / I wish to invest on a monthly, quarterly, semi-annual or annual basis, directly from my checking account into the following fund(s).
     (PLEASE COMPLETE THE PRE-AUTHORIZED INVESTMENT PLAN AGREEMENT HEREIN AND
        ATTACH A VOIDED CHECK TO SECTION 6.)

-----------------------------------   -----------------------------------   -----------------------------
    Fund Name                         Fund Name                             Fund Name

Amount $________________________, to start   / / 5th or
                Minimum $100

/ / 20th of
              _______________,   ___________________
                  Month                  Year

/ /  monthly    / /  quarterly    / /  semi-annual    / /  annual

--------------------------------------------------------------------------------
    SPECIAL PURCHASE WITHOUT A SALES CHARGE

    / / I (We) declare that the investment referenced herein is exempt from the imposition of the normal front-end sales charge for the reason(s) listed below (please refer to the 'Special Purchases Without a Sales Charge' section of the prospectus):

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

    The privilege will only be granted upon confirmation of your entitlement.

--------------------------------------------------------------------------------
8. ADDITIONAL OPTIONS

     TELEPHONE EXCHANGE PRIVILEGE -- IF ACCEPTED ACCOUNTS MUST HAVE THE SAME ACCOUNT INFORMATION, OPTIONS AND CLASS OF SHARES. Unless you decline this privilege by checking the box below, you will automatically be assigned it.*


    / / I decline telephone exchange, and do not want this privilege. (See
        Exchange Privileges and Restrictions section for procedures.)


   EXPEDITED REDEMPTION PRIVILEGE -- AVAILABLE ON ALL NON-RETIREMENT ACCOUNTS. UNLESS YOU DECLINE THIS PRIVILEGE, YOU WILL AUTOMATICALLY BE ASSIGNED THE ABILITY TO REQUEST, VIA THE TELEPHONE, REDEMPTION PROCEEDS TO BE SENT TO THE ADDRESS IN SECTION 2.*



    / / I wish to redeem shares by telephone and request that the proceeds be directly deposited into my bank account. (Please attach a voided check to Section 6.) (If voided check is not enclosed, will be sent to address in Section 2.)



    / / I decline telephone redemption, and do not want this privilege.


        See Expedited Redemption section for procedures.



* Pilgrim America is authorized to act upon instructions received from you or anyone other than yourself representing himself as acting as your representative who can provide personal identification information as it appears in Pilgrim America's records.



  Pilgrim America will employ reasonable procedures to confirm that instructions communicated over the telephone are genuine. The Funds and their agents will not be liable for any loss, injury, damage, or expense incurred as a result of instructions communicated by telephone reasonably believed to be genuine. By accepting this privilege, you agree to hold the Funds and their agents harmless from any loss, claims, or liability arising from their compliance with such instructions. Telephone exchange and expedited redemption privileges are subject to the terms and conditions set forth in the Prospectus and each Funds' Statement of Additional Information.


    SYSTEMATIC EXCHANGE PRIVILEGE

/ / I have at least $5,000 in my Pilgrim America________________Fund account, for which no certificates have been issued and I would like to exchange:

$________(min. of $50) into the __________ Fund, Account #_______________

$________(min. of $50) into the __________ Fund, Account #_______________

$________(min. of $50) into the __________ Fund, Account #_______________

on a / / monthly or / / quarterly basis starting in the month of
                                                                  _____________

(Systematic Exchange Privilege is only available within the same Class of
Shares)
--------------------------------------------------------------------------------
    SYSTEMATIC WITHDRAWAL PLAN (SWP)
    (Minimum account balance for a SWP is $10,000.)
    (Class B SWP's are processed free of contingent deferred sales charge if 12% or less of account value is redeemed on an annual basis.)

/ / I wish to automatically withdraw $_____________________ from this account.
                                          Minimum $100


    / /  Monthly    / /  Quarterly    / /  Semi-Annually    / /  Annually


    I request this distribution be: (Check One)

    / / Sent to the address listed in Section 2. To begin
        _____________of_________. (Withdrawal will occur about 5 business days prior to the end of the month.)

    / / Sent to the payee listed in Section 9. To begin
        _____________of_________. (Withdrawal will occur about 5 business days prior to the end of the month.)

    / / Directly deposited in my bank account. (Please attach a voided check to
        Section 6.)
        To begin _____________of_________. (Withdrawal will occur about 5 business days prior to the end of the month.)
--------------------------------------------------------------------------------

9. INTERESTED PARTY MAIL/DIVIDEND MAIL


    / / I wish to have my distributions sent to the address listed below.


    / / I wish to have duplicate confirmation statements sent to the interested party listed below.

--------------------------------------------------------------------------------
    Name of Individual

--------------------------------------------------------------------------------
    Street Address

--------------------------------------------------------------------------------
City                           State                            Zip Code

--------------------------------------------------------------------------------
               THIS APPLICATION IS NOT A PART OF THE PROSPECTUS.

                      [THIS PAGE INTENTIONALLY LEFT BLANK]

                          AUTHORIZED DEALER AGREEMENT


     Under these plans, the Authorized Dealer signing the application acts as principal in all purchases of Fund shares and appoints Pilgrim America as its agent to execute the purchases and to confirm each purchase to the Investor. PilgrimAmerica remits semi-monthly to the Authorized Dealer the amount of its commissions. The Authorized Dealer hereby guarantees the genuineness of the signature(s) on the application and represents that he is a duly licensed Authorized Dealer and may lawfully sell Fund shares in the state designated by the Investor's mailing address, and that he has entered into a Selling Group Agreement with the Distributor with respect to the sale of fund shares. The Authorized Dealer signature on the Application, signifies acceptance of the concession terms, and acceptance of responsibility for obtaining additional sales charges if specified purchases are not completed.

                             Cut on perforated line

 -------------------------------------------------------------------------------


              DETACH HERE AND RETURN THIS TO YOUR BANK IF YOU ARE
                 ESTABLISHING A PRE-AUTHORIZED INVESTMENT PLAN
(AUTHORIZATION TO HONOR CHECKS OR DEBIT INSTRUCTIONS DRAWN BY DST SYSTEMS, INC.,
      ON BEHALF OF THE PILGRIM AMERICA FUNDS, FOR AUTOMATIC PURCHASE PLAN)


                    PRE-AUTHORIZED INVESTMENT PLAN AGREEMENT

     As a convenience, I (we) hereby request and authorize you to pay and charge to my (our) account checks or debit instructions drawn on my (our) account by DST Systems, Inc., the Fund's Agent and payable to the order of the Fund provided there are sufficient collected funds in said account to pay the same upon presentation: I (we) agree that your rights with respect to each such check or debit instruction shall be the same as if it were a check or debit instructions drawn on you and signed personally by me (us). This authority is to remain in effect until revoked in writing and until you actually receive such notice. I (we) agree that you shall be fully protected in honoring any such checks or debit instructions.

     I (we) further agree that if any such check or debit instruction is dishonored, whether with or without cause and whether intentionally or inadvertently, you shall be under no liability whatsoever.

Signature(s) of Depositor(s) (signed exactly as shown on bank records)

X_______________________________________________________________________________

X_______________________________________________________________________________

________________________________________________________________ 19 ____________
Date Signed


                                 (PLEASE PRINT)

Name of Depositor (as shown on bank records)____________________________________

Bank Account Number_____________________________________________________________

Name of Bank____________________________________________________________________

Address of Bank_________________________________________________________________

City/State/Zip of Bank__________________________________________________________

                      [THIS PAGE INTENTIONALLY LEFT BLANK]

                                    [LOGO]


             INSTRUCTIONS FOR COMPLETING THE NEW ACCOUNT APPLICATION

This New Account Application can be used to open a new Pilgrim America Account, establish Shareholder privileges on existing accounts and be used in providing documentation for certain transactions. The completed Application should be forwarded along with your investment check payable to the Pilgrim America Group, or other appropriate documentation to: PILGRIM AMERICA FUNDS, P.O. BOX 419368, KANSAS CITY, MISSOURI 64141-6368.

This New Account Application may not be used to open a qualified retirement plan account for which Investors Fiduciary Trust Company acts as custodian.

1 ACCOUNT REGISTRATION
--------------------------------------------------------------------------------

Check the appropriate box and provide the information requested. Unless specified, accounts with more than one owner will be assumed to be 'Joint Tenants With Rights of Survivorship'.

All investors must sign the Account Application, and authorize the requested privileges.

For a child who is under the age of majority in your state of residence, 'Gift/transfer to minor' registration must be utilized.


2 MAILING ADDRESS
-------------------------------------------------------------------------------

This is the address of record for your account. All account confirmation statements will be forwarded to this address.

3 INVESTMENT INFORMATION
--------------------------------------------------------------------------------

State the fund(s) in which you are investing and the dollar amount of the investment. (Minimum initial investment is $1,000).

4 DIVIDEND AND DISTRIBUTION OPTIONS
--------------------------------------------------------------------------------

Pilgrim America offers several options for the treatment of dividends and capital gains distributions, if any, from your Pilgrim America investment.

You can have these payments distributed to you, or any other recipient you choose, in cash; in additional shares of the Fund which is paying the distribution or; in shares of another Pilgrim America Fund, at NAV without sales charge, via the Dividends Transfer Option. The Dividend Transfer Option is available only for open-end funds within the Pilgrim America Group.

5 AUTHORIZED DEALER INFORMATION
--------------------------------------------------------------------------------

Your financial professional can complete this section.

6 SIGNATURES
--------------------------------------------------------------------------------

All investors and authorized signers should sign in order to process the New Account Application and to certify your Social Security, Tax identification Number or if applicable, your foreign status.

7 PILGRIM AMERICA PURCHASE OPTIONS(TRADEMARK)
--------------------------------------------------------------------------------

You can qualify for reduced sales charges via the Letter of Intent or Cumulative Discount privileges.

The Letter of Intent allows you to qualify for reduced sales charges immediately.

Cumulative Discount allows you to use the total of all of your Pilgrim America open-end fund investments in determining the sales charge of a current investment.

The Pre-Authorized Investment Plan provides a systematic method of investing periodically in the Pilgrim America Fund(s) of your choice. Minimum investments of at least $100 can be automatically debited from your bank account periodically for investment purposes.

8 ADDITIONAL OPTIONS
--------------------------------------------------------------------------------

The Telephone Exchange privilege will automatically be assigned to you unless you check the box in Section 8 which states that you do not wish to have this privilege.


The Expedited Redemption privilege allows you to effect a liquidation from your account via a telephone call and have the proceeds (Maximum of $50,000) mailed to your address of record. This privilege is automatically assigned to you unless you check the box in this section which states you do not want to take advantage of this privilege.



The Expedited Redemption privilege additionally allows you to effect a liquidation from your account and have the proceeds (minimum $5,000) wired to your pre-designated bank account. This privilege is NOT automatically assigned to you. If you want to take advantage of this privilege, please check the appropriate box and attach a voided check to section 6 of the New Account Application.


The Systematic Exchange Privilege allows you to automatically exchange shares of one fund for shares of the same class of another fund in regular pre-determined amounts and at regular pre-determined intervals.


The Systematic Withdrawal Plan allows you to automatically have a specific share or dollar amount ($100 minimum) liquidated from your account monthly, quarterly, semi-annually, or annually and forwarded to you or the payee of your choosing as long as the account has a current value of at least $10,000. Amounts designated for deposit to your bank account can be forwarded via the Automated Clearing House system by attaching a voided check for such basic account to Section 6 of the New Account Application.


9 INTERESTED PARTY MAIL/DIVIDEND MAIL
--------------------------------------------------------------------------------

You may authorize an additional party to receive copies of your confirmation statements (your Authorized Dealer will automatically receive such copies). If you wish to have additional copies of your confirmation statements mailed to an address other than your address of record, check the appropriate box in Section 9 and indicate such address.

You may have your cash dividend payments forwarded to an address other than your address of record by so indicating in Section 9. (If you wish your cash dividends to be forwarded to a bank for deposit to an account, refer to Section

4 of the New Account Application).

                      PILGRIM AMERICA FUNDS CLASS A AND B
                  CONTINGENT DEFERRED SALES CHARGE WAIVER FORM
     (TO BE COMPLETED ONLY IF THE UNDERSIGNED BELIEVES THAT HE IS ENTITLED
             TO A WAIVER OF THE CONTINGENT DEFERRED SALES CHARGE.)

     If you believe you are entitled to a waiver of the Contingent Deferred Sales Charge in accordance with the terms set forth in the prospectus, you must complete this Contingent Deferred Sales Charge Waiver Form and send it the Fund's Transfer Agent at its address given below. The waiver will only be granted upon confirmation of your entitlement.

     Check the item below which the undersigned is relying upon for a waiver of the Contingent Deferred Sales Charge and send any required documents specified therein:

/ / Redemption is made upon the death or permanent disability of shareholder. (Enclose either a certified death certificate or certification of permanent disability (see below), whichever is appropriate).

/ / Redemption is made in connection with mandatory distributions (upon attainment of age 70 1/2) from and IRA or other qualified retirement plan. (Enclose a certified birth certificate. Please contact Pilgrim America for a Distribution Request Form for IRA or other qualified retirement plan accounts where IFTC acts as custodian which must accompany this Contingent Deferred Sales Charge Waiver Form).

        ________________________________________________________________________

        ________________________________________________________________________

        ________________________________________________________________________

        Signature ______________________________________________________________
                         (Exactly as on Account Registration)

        DATE ___________________________________________________________________


        Name(s) ________________________________________________________________

        ________________________________________________________________________
                                    (Please Print)

                       MAIL THE COMPLETED WAIVER FORM TO:
       PILGRIM AMERICA FUNDS, P.O. BOX 419368, KANSAS CITY, MO 64141-6368
                            DEFINITION OF DISABILITY


     An individual will be considered disabled if he meets the definition thereof in Section 72(m)(7) of the Internal Revenue Code, which in pertinent part defines a person as disabled if such peron is unable to engage in any substantial gainful activity by reason of any medically determinable physical or mental impairment which can be expected to result in death or to be of long continued and indefinite duration.

                          CERTIFICATION OF DISABILITY

I _____________________________________ certify that I am a licensed physician
          Licensed Physician Name
in the State of _______________________________________________________________,
License # ____________ and that _________________ is under my care and is unable to perform the material duties of his or her regular occupation or employment; or is unable to engage in any substantial gainful activity by reason of a physical or mental impairment which may result in death or be of continued and indefinite duration. Date of determination of disability _______________________

Physician Signature _______________________  Date ______________________________

                      [THIS PAGE INTENTIONALLY LEFT BLANK]

         IMPORTANT INFORMATION REGARDING COMPLETION OF THE APPLICATION

   Effective in 1989, the Fund, and other payers, must, according to IRS regulations, withhold 31% of reportable dividends (whether paid or accrued) and redemption payments if a shareholder fails to provide a taxpayer identification number, and a certification that he is not subject to backup withholding in the SHAREHOLDER CERTIFICATION section of the Account Application form.

   (Section references are to the Internal Revenue Code, as amended).

BACKUP WITHHOLDING
You are subject to backup withholding if:
   (1) You fail to furnish your taxpayer identification number to the Fund in the manner required, OR

   (2) The Internal Revenue Service notifies the Fund that you furnished an incorrect taxpayer identification number, OR

   (3) You are notified that you are subject to backup withholding under section 3406(a)(1)(C), OR

   (4) For an interest or dividend account opened after December 31, 1983, you fail to certify to the payer that you are not subject to backup withholding under (3) above, or fail to certify your taxpayer identification number.

   For payments other than interest or dividends, you are subject to backup withholding only if (1) or (2) above applies.

OBTAINING A NUMBER
If you don't have a taxpayer identification number or you don't know your number, obtain Form SS 5, application for a Social Security Number Card, or Form SS 4, application for Employer Identification Number, at the local office of the Social Security Administration or the Internal Revenue Service and apply for a number. Write 'applied for' in the space provided for a taxpayer identification number on the application. Circle paragraph 3(b) of the Shareholder Certification section.

WHAT NUMBER TO GIVE
Give the social security number or employer identification number of the record owner of the account. If the account belongs to you as an individual, give your social security number. If the account is in more than one name or is not in the name of the actual owner, see the chart below for guidelines on which number to report in completing the account registration section:
(1) List first and circle the name of the person whose number you furnish.

(2) Circle the minor's name and furnish the minor's social security number.

(3) Circle the ward's, minor's or incompetent person's name and furnish such person's social security number.

(4) Show the name of the owner.

(5) List first and circle the name of the legal trust, estate, or pension trust.

NOTE: If no name is circled when there is more than one name, the number will be considered to be that of the first name listed.

PENALTIES
(1) PENALTY FOR FAILURE TO FURNISH TAXPAYER IDENTIFICATION NUMBER.--If you fail to furnish your taxpayer identification number to a payer, you are subject to a penalty of $50 for each such failure unless your failure is due to reasonable cause and not to willful neglect.

(2) FAILURE TO REPORT CERTAIN DIVIDEND AND INTEREST PAYMENTS.--If you fail to include any portion of an includible payment for interest, dividends, or patronage dividends in gross income, such failure will be treated as being due to negligence and will be subject to a penalty of 5% on any portion of an underpayment attributable to that failure unless there is clear and convincing evidence to the contrary.

(3) CIVIL PENALTY FOR FALSE INFORMATION WITH RESPECT TO WITHHOLDING.--If you make a false statement with no reasonable basis which results in no imposition of backup withholding, you are subject to a penalty of $500.

(4) CRIMINAL PENALTY FOR FALSIFYING INFORMATION.--Falsifying certifications or affirmations may subject you to criminal penalties including fines and/or imprisonment.


PAYEES EXEMPT FROM BACKUP WITHHOLDING
Certain payees are specifically exempted from backup withholding on ALL payments. Write 'exempt payee' after paragraph (3) of the Shareholder Certification and Signature Certification section if your account falls into one of the following categories. We will still need your taxpayer identification number.
o A corporation
o A financial institution.
o An organization exempt from tax under section 501(a), or an individual retirement plan.
o A registered dealer in securities or commodities registered in the U.S. or a possession of the U.S.
o A real estate investment trust.
o A common trust fund operated by a bank under section 584(a).
o An exempt charitable remainder trust, or a non exempt trust described in section 4947(a)(1).
o An entity registered at all times under the Investment Company Act of 1940. Payments of DIVIDENDS not generally subject to backup withholding include the following:
o Payments to nonresident aliens subject to withholding under section 1441.
o Payments to partnerships NOT engaged in a trade or business in the U.S. and which have at least one nonresident partner.
PRIVACY ACT NOTICE.--Section 6109 requires most recipients of dividend, interest, or other payments to give taxpayer identification numbers to payers who must report the payments to the IRS. The IRS uses the numbers for identification purposes. Payers must be given the numbers whether or not recipients are required to file tax returns. Beginning January 1, 1984, payers must generally withhold 31% of taxable interest, dividend, and certain other payments to a payee who does not furnish a taxpayer identification number to a payer. Certain penalties may also apply.


----------------------------------  ----------------------------
GUIDELINES FOR DETERMINING          GIVE THE
PROPER NUMBER                       SOCIAL SECURITY
FOR THIS TYPE OF ACCOUNT:           NUMBER OF--
----------------------------------  ----------------------------
 1.   An individual's account       The individual

 2.   Two or more individuals       The actual owner of the
      (joint account)               account or, if combined
                                    funds any one of the
                                    individuals(1)

 3.   Husband and wife (joint       The actual owner of the
      account)                      account or, if joint funds,
                                    either person(1)

 4.   Custodian account to a minor  The minor(2)
      (Uniform Gift to Minors Act)


 5.   Adult and minor               The adult or if the minor is
                                    the only contributor, the
                                    minor(1)

 6.   Account in the name of        The ward, minor, or
      guardian or committee for a   incompetent person(3)
      designated ward, minor or
      incompetent person

 7.   a. The usual revocable        The grantor-trustee(5)
      savings trust account
      (grantor is also trustee)

      b. So called trust account
      that is not a legal or valid The actual owner(1) trust under state law

 8.   Sole proprietorship account   The owner(1)
----------------------------------  ----------------------------

----------------------------------  ----------------------------
                                    GIVE THE EMPLOYER
                                    IDENTIFICATION
FOR THIS TYPE OF ACCOUNT:           NUMBER OF--
----------------------------------  ----------------------------
 9.   A valid trust, estate or      Legal entity (Do not furnish
      pension trust                 the identifying number of
                                    the personal representative
                                    or trustee unless the legal
                                    entity itself is not
                                    designated in the account
                                    title.)(5)

10.   Corporate account             The corporation

11.   Religious, charitable, or     The organization
      educational organization
      account

12.   Partnership account held in   The partnership
      the name of the business

13.   Association, club or other    The organization
      tax exempt organization

14.   A broker or registered        The broker or nominee
      nominee

15.   Account with the Department   The public entity

      of Agriculture in the name
      of a public entity (such as
      a state or local government,
      school district, or prison)
      that receives agricultural
      program payments
----------------------------------  ----------------------------

                                    [LOGO]

                            PILGRIM AMERICA MASTERS
                                 SERIES, INC.
                     PILGRIM AMERICA MASTERS ASIA-PACIFIC
                                  EQUITY FUND
                   PILGRIM AMERICA MASTERS MIDCAP VALUE FUND
                  PILGRIM AMERICA MASTERS LARGECAP VALUE FUND

         TWO RENAISSANCE SQUARE, 40 NORTH CENTRAL AVENUE, SUITE 1200,
                            PHOENIX, ARIZONA 85004
                                1-800-331-1080

                               TABLE OF CONTENTS

                                                           PAGE
                                                           ----
THE FUNDS...............................................      1
PILGRIM AMERICA MASTERS SERIES
  AT A GLANCE...........................................      2
SUMMARY OF EXPENSES.....................................      3
FINANCIAL HIGHLIGHTS....................................      4
THE MANAGERS............................................      5
  Masters Series: Access to Private Money Managers......      5
  The Investment Manager................................      5
  The Portfolio Managers................................      5
PAST PERFORMANCE OF THE PORTFOLIO
  MANAGERS..............................................      7
THE FUNDS' INVESTMENT OBJECTIVES
  AND POLICIES..........................................     11
INVESTMENT PRACTICES AND RISK CONSIDERATIONS............     12
  Risk Considerations...................................     12
  Investment Techniques.................................     13
  All Funds: Diversification and Changes in Policies....     13
SHAREHOLDER GUIDE.......................................     14
  Pilgrim America Purchase Options(Trademark)...........     14
  Purchasing Shares.....................................     19
  Exchange Privileges and Restrictions..................     21
  How to Redeem Shares..................................     21
MANAGEMENT OF THE FUNDS.................................     23
DIVIDENDS, DISTRIBUTIONS AND TAXES......................     24
PERFORMANCE INFORMATION.................................     25
ADDITIONAL INFORMATION..................................     25
NEW ACCOUNT APPLICATION.................................     27



                                    [LOGO]


                               INVESTMENT MANAGER
                       Pilgrim America Investments, Inc.
                             Two Renaissance Square
                      40 North Central Avenue, Suite 1200
                             Phoenix, Arizona 85004

                                  DISTRIBUTOR
                        Pilgrim America Securities, Inc.
                             Two Renaissance Square
                      40 North Central Avenue, Suite 1200
                             Phoenix, Arizona 85004
                                 1-800-334-3444

                          SHAREHOLDER SERVICING AGENT
                          Pilgrim America Group, Inc.
                             Two Renaissance Square
                      40 North Central Avenue, Suite 1200
                             Phoenix, Arizona 85004
                                 1-800-331-1080

                                 TRANSFER AGENT
                       Investors Fiduciary Trust Company
                             c/o DST Systems, Inc.
                                P.O. Box 419368
                        Kansas City, Missouri 64141-6368

                                   CUSTODIAN
                       Investors Fiduciary Trust Company
                         127 W. 10th Street/14th Floor
                          Kansas City, Missouri 64105

                                 LEGAL COUNSEL
                             Dechert Price & Rhoads
                              1500 K Street, N.W.
                             Washington, D.C. 20005

                             INDEPENDENT AUDITORS
                             KPMG Peat Marwick LLP
                           725 South Figueroa Street
                         Los Angeles, California 90017

                                  PROSPECTUS

                               _______ __, 1996



                     PILGRIM AMERICA MASTERS SERIES, INC.

                Pilgrim America Masters Asia-Pacific Equity Fund
                    Pilgrim America Masters MidCap Value Fund
                   Pilgrim America Masters LargeCap Value Fund


                             Two Renaissance Square
                             40 North Central Avenue
                                   Suite 1200
                             Phoenix, Arizona 85004
                                 (800) 331-1080

                       Statement of Additional Information
                            dated ____________, 1996



Pilgrim America Masters Series, Inc. ("Masters Series") is an open-end management investment company commonly known as a mutual fund. Masters Series currently consists of three separate diversified investment funds, Pilgrim America Masters Asia-Pacific Equity Fund ("Asia-Pacific Equity Fund"), Pilgrim America Masters MidCap Value Fund ("MidCap Value Fund") and Pilgrim America Masters LargeCap Value Fund ("LargeCap Value Fund") each with its own investment objective and policies.

This Statement of Additional Information is not a prospectus and it should be read in conjunction with the Masters Series Prospectus, dated _______________, 1996, as supplemented February 29, 1996 ("Prospectus"), which has been filed with the Securities and Exchange Commission ("SEC"). Copies of the Prospectus may be obtained at no charge by calling (800) 331-1080.

The Funds involve investment risk, including the risk of loss of principal, and their shares are not obligations, deposits or accounts of a bank and are not guaranteed by a bank. In addition, shares of the Funds are not insured by the Federal Deposit Insurance Corporation (the "FDIC"), the Federal Reserve Board, or any other agency.

                                TABLE OF CONTENTS

                                                         Page

Organization of Pilgrim America Masters Series, Inc.....   1

Management of the Funds.................................   1

Supplemental Description of Investments.................   9

Supplemental Investment Techniques......................  11

Supplemental Discussion of Risks Associated With the

  Funds' Investment Policies and Investment Techniques..  11

Investment Restrictions.................................  16

Portfolio Transactions..................................  18

Additional Purchase and Redemption Information..........  19

Determination of Share Price............................  24

Shareholder Services and Privileges.....................  25

Distributions...........................................  27

Tax Considerations......................................  27

Shareholder Information.................................  32

Calculation of Performance Data.........................  32

General Information.....................................  34

Financial Statements....................................  35

              ORGANIZATION OF PILGRIM AMERICA MASTERS SERIES, INC.

Pilgrim America Masters Series, Inc. is an open-end management investment company commonly known as a mutual fund. Masters Series currently consists of three separate diversified investment funds, Asia-Pacific Equity Fund, MidCap Value Fund and LargeCap Value Fund (each a "Fund" and collectively the "Funds"), each with its own investment objective and policies. The Funds are designed to give investors access to private money managers who typically manage only the portfolios of high net worth individuals and institutional investors.

The authorized capital stock of Masters Series consists of 1,000,000,000 shares having par value of $.01 per share. Holders of shares of a Fund have one vote for each share held, and a proportionate fraction of a vote for each fraction of a share held. All shares issued and outstanding are fully paid and non-assessable, transferrable, and redeemable at the option of the shareholder. Shares have no preemptive rights. Shares have non-cumulative voting rights, which means that the holders of more than 50% of the shares voting for the election of Directors can elect 100% of the Directors if they choose to do so, and in such event the holders of the remaining shares voting for the election of Directors will not be able to elect any person or persons to the Board of Directors.

The Board of Directors may classify or reclassify any unissued shares into shares of any series by setting or changing in any one or more respects, from time to time, prior to the issuance of such shares, the preferences, conversion or other rights, voting powers, restrictions, limitations as to dividends or qualifications of such shares. Any such classification or reclassification will comply with the provisions of the Investment Company Act of 1940 (the "1940 Act").

                             MANAGEMENT OF THE FUNDS

Board of Directors. Masters Series is managed by its Board of Directors. The Directors and Officers of Masters Series are listed below. An asterisk (*) has been placed next to the name of each Director who is an "interested person," as that term is defined in the 1940 Act, by virtue of that person's affiliation with Masters Series or Pilgrim America Investments, Inc., Masters Series' investment manager (the "Investment Manager").

Mary A. Baldwin, Ph.D, 2525 E. Camelback Road, Suite 200, Phoenix, Arizona 85016. (Age 55.) Director. Realtor, The Prudential Arizona Realty, for more than the last five years. Ms. Baldwin is also Treasurer, United States Olympic Committee, and formerly was on the teaching staff at Arizona State University. Ms. Baldwin also is a director and/or trustee of each of the funds managed by the Investment Manager.

Al Burton, 2300 Coldwater Canyon, Beverly Hills, California 90210. (Age 67.) Director. President of Al Burton Productions, for more than the last five years, and Executive Producer, Castle Rock Entertainment. Mr. Burton also is a director and/or trustee of each of the funds managed by the Investment Manager.

Bruce S. Foerster, 4045 Sheridan Avenue, Suite 432, Miami Beach, Florida 33140. (Age 55.) Director. President, South Beach Capital Markets Advisory Corporation (since January 1995). Mr. Foerster was formerly Managing Director, U.S. Equity Syndicates Desk, Lehman Brothers (June 1992 - December 1994) and Managing Director, Equity Transactions Group/Equity Syndicate, PaineWebber Incorporated (September 1984 - May 1992). Mr. Foerster also is a director and/or trustee of each of the funds managed by the Investment Manager.

Jock Patton, 100 West Clarendon, Phoenix, Arizona 85013. (Age 49.) Director. President, StockVal, Inc. (1992 -present); director and co-owner, StockVal, Inc. (1982 - present); director of Artisoft, Inc. Mr. Patton was formerly a partner and director of the law firm of Streich, Lang, P.A. (1972 - 1992). Mr. Patton is also a director or trustee of each of the funds managed by the Investment Manager.

*Robert W. Stallings, Two Renaissance Square, 12th Floor, 40 North Central Avenue, Phoenix, AZ 85004. (Age 47.) Director and President. Chairman, Chief Executive Officer and President of Pilgrim America Group, Inc. ("Pilgrim America Group") and a director of Pilgrim America Securities, Inc. and Pilgrim America Investments, Inc. (since December 1994). Chairman, Chief Executive Officer and President of Pilgrim America Bank and Thrift Fund, Inc., Pilgrim Government Securities Income Fund, Inc., Pilgrim America Investment Funds, Inc. and Pilgrim

America Prime Rate Trust (since April 1995). Chairman and Chief Executive Officer of Express America Holdings Corporation (since August 1990) and Express America Mortgage Corporation (since May 1991) and President of Express America Holdings Corporation and Express America Mortgage Corporation (since December
1993). Mr. Stallings formerly was Chairman and Chief Executive Officer of First Western Partners, Inc., a consulting and management services firm to financial institutions and private investors (February 1990 - December 1991) and Chairman and Chief Executive Officer of Western Savings & Loan Assoc. (April 1989 - February 1990).

Each Fund pays each Director who is not an interested person a pro rata share, as described below, of (i) an annual retainer of $20,000; (ii) $1,500 per quarterly and special Board meeting; (iii) $500 per committee meeting; (iv) $100 per special telephonic meeting; and (v) out-of-pocket expenses. The pro rata share paid by the Funds is based on the Funds' average net assets as a percentage of the average net assets of all the funds managed by the Investment Manager for which the Directors serve in common as directors/trustees.

Compensation of Directors.

The following table sets forth information regarding compensation of Directors by the Masters Series and other funds managed by the Investment Manager for the ten months ended June 30, 1996. Officers of the Masters Series and Directors who are interested persons of the Masters Series do not receive any compensation from the Fund or any other funds managed by the Investment Manager. In the column headed "Total Compensation From Registrant and Fund Complex Paid to Directors," the number in parentheses indicates the total number of boards in the fund complex on which the Director serves.

                               Compensation Table

                                                                        Pension or                                Total
                                                                        Retirement                             Compensation
                                                                         Benefits          Estimated               From
                                                    Aggregate            Accrued             Annual             Registrant
                                                   Compensation         As Part of          Benefits             and Fund
                                                       from                Fund               Upon             Complex Paid
                   Name of Person, Position         Registrant           Expenses          Retirement          to Directors
---------------------------------------------------------------------------------------------------------------------------------
Mary A. Baldwin*, Director......................       $252                 N/A                N/A               $23,800
                                                                                                                (5 boards)
---------------------------------------------------------------------------------------------------------------------------------
Al Burton*, Director............................       $252                 N/A                N/A               $23,800
                                                                                                                (5 boards)
---------------------------------------------------------------------------------------------------------------------------------
Bruce S. Foerster*,  Director...................       $252                 N/A                N/A               $23,900
                                                                                                                (5 boards)
---------------------------------------------------------------------------------------------------------------------------------
Jock Patton*,  Director  .......................       $252                 N/A                N/A               $22,400
                                                                                                                (5 boards)
---------------------------------------------------------------------------------------------------------------------------------

Robert W. Stallings**, Director and Chairman....        $0                  N/A                N/A                  $0
                                                                                                                (5 boards)

---------------------------------------------
*  Member of the Audit Committee.
** "Interested person," as defined in the Investment Company Act of 1940, of the Masters Series because of the affiliation with the Investment Manager.

Officers.

James R. Reis, Executive Vice President
Two Renaissance Square, 12th Floor, 40 North Central Avenue, Phoenix, AZ 85004. (Age 39.) Vice Chairman (since December 1994) and Executive Vice President (since April 1995) of Pilgrim America Group and Pilgrim America Investments, Inc. and a director (since December 1994) and Assistant Secretary (since January
1995) of Pilgrim America Securities, Inc. Executive Vice President of Pilgrim Government Securities Income Fund, Inc., Pilgrim America Investment Funds, Inc., Pilgrim America Prime Rate Trust, and Pilgrim America Bank and Thrift Fund Inc. Vice Chairman and Chief Financial Officer of Express America Holdings Corporation (since December 1993) and President and Chief Financial Officer of Express America Holdings Corporation (May 1991 - December 1993). Mr. Reis is also Vice Chairman (since December 1993) of Express America Mortgage Corporation and formerly was President (May 1991 - December 1993), and he was also the President and Chief Financial Officer of First Western Partners, Inc. (February 1990 - December 1991).

Stanley Vyner, Executive Vice President
Two Renaissance Square, 40 North Central Avenue, Suite 1200, Phoenix, Arizona 85004. (Age 47.) Mr. Vyner has served as President and Chief Executive Officer for Pilgrim America Investments, Inc. since August, 1996, Executive Vice President of Pilgrim America Group since August, 1996, and as Executive Vice President of Pilgrim America Bank and Thrift Fund, Inc., Pilgrim America Investment Funds, Inc., and Pilgrim Government Securities Income Fund, Inc. since July, 1996. He served as Chief Executive Officer of HSBC Asset Management Americas, Inc. until December, 1995, and prior to that was the Chief Executive Officer of HSBC Life Assurance Co., the largest provider of retirement services in Hong Kong, where Mr. Vyner worked for nearly 11 years. An actuary by profession, Mr. Vyner earned his Honors Degree in Economics from Edinburgh University, UK. He is a Fellow of the Faculty of Actuaries.

James M. Hennessy, Senior Vice President and Secretary
Two Renaissance Square, 12th Floor, 40 North Central Avenue, Phoenix, AZ 85004. (Age 47.) Senior Vice President and Secretary, Express America Holdings Corporation, Pilgrim America Group, Pilgrim America Investments, Inc. and Pilgrim America Securities, Inc. (since April 1995). Senior Vice President and

Secretary of Pilgrim Government Securities Income Fund, Inc., Pilgrim America Investment Funds, Inc., Pilgrim America Prime Rate Trust, and Pilgrim America Bank and Thrift Fund Inc. Senior Vice President, Express America Mortgage Corporation (June 1992 - August 1994). Mr. Hennessy was also the President of Beverly Hills Securities (January 1990 - June 1992).

Michael J. Roland, CPA, Senior Vice President, Treasurer and Principal Accounting Officer.
Two Renaissance Square, 12th Floor, 40 North Central Avenue, Phoenix, AZ 85004. (Age 38.) Senior Vice President and Chief Financial Officer of Pilgrim America Group, Inc., Pilgrim America Investments, Inc. and Pilgrim America Securities, Inc. (since April 1995). Senior Vice President and Treasurer of Pilgrim Government Securities Income Fund, Inc., Pilgrim America Bank and Thrift Fund, Inc., Pilgrim America Investment Funds, Inc. and Pilgrim America Prime Rate Trust (since April 1995). From July 1994 through December 1994, Partner at the consulting firm of Corporate Savings Group in Newport Beach, California. From 1992 to June 1994, Vice President of Pacific Financial Asset Management Corp. Funds in Newport Beach, California. From 1988 to 1992, Director of Financial Reporting for Pacific Mutual Life Insurance Company in Newport Beach, California.

Principal Shareholders. As of October 10, 1996, the Directors and officers of Masters Series as a group owned 2.58% of the outstanding Class A shares of MidCap Value Fund and 2.36% of the outstanding Class A shares of LargeCap Value Fund. As of October 15, 1996, to the knowledge of management, no person owned beneficially or of record more than 5% of the outstanding shares of any class of the Funds, except as follows. With respect to Asia-Pacific Equity Fund, Continental Grain Company, 277 Park Avenue, New York, New York 10172-0003, owned 11.90% of the Class A shares. With respect to MidCap Value Fund, Express America Holdings Corporation ("Express America"), Two Renaissance Square, Suite 1200, 40 North Central Avenue, Phoenix, Arizona 85004-4424, owned 13.38% of the Class A shares and Merrill Lynch Pierce Fenner & Smith Inc. ("Merrill Lynch"), 4800 Dear Lane Drive East, Jacksonville, Florida 33246-6484, owned 8.28% of the Class B shares. With respect to LargeCap Value Fund, Express America owned 24.64% of the Class A shares; Merrill Lynch, owned of record 13.07% of the Class B shares; and Painewebber, P.O. Box 3321, Weehawken, New Jersey 07087-8154, owned 5.79% of the Class M shares.

Investment Manager. The Investment Manager serves as investment manager to the Funds and has overall responsibility for the management of the Funds. The Investment Management Agreement between Masters Series and the Investment Manager requires the Investment Manager to oversee the provision of all investment advisory and portfolio management services for the Funds. The Investment Manager, which was organized in December 1994, is registered as an investment adviser with the SEC and serves as investment adviser to five other registered investment companies (or series thereof). As of October 30, 1996, the Investment Manager had assets under management of approximately $1.8 billion. The Investment Manager, with the approval of Masters Series' Board of Directors, selects and employs investment advisers to serve as portfolio manager for each Fund ("Portfolio Manager"), monitors the Portfolio Managers' investment programs and results, and coordinates the investment activities of the Portfolio Managers to ensure compliance with regulatory restrictions.

The Investment Manager is a wholly-owned subsidiary of Pilgrim America Group, which itself is a wholly- owned subsidiary of Express America, a Delaware corporation, the shares of which are traded on the NASDAQ National Market System and which is a holding company that through its subsidiaries engages in the financial services business. On May 16, 1991, Express America acquired a now discontinued mortgage banking operation from the Resolution Trust Corporation ("RTC") following a competitive bidding process. On December 8, 1995, the RTC filed a complaint in the United States District Court of Arizona against Express America, its Chief Executive Officer, who is also Chairman and an officer of the Funds, its Chief Financial Officer, who is also an officer of the Funds, and others, including Smith Barney, Harris Upham & Co., Incorporated and Rauscher Pierce Refsnes, Inc. The RTC's complaint alleges various irregularities in the bidding process and the closing of the aquisition. The RTC has asked for at least $20 million in actual damages and at least $60 million in punitive damages from all defendants. Express America and the officers have advised the Funds that they believe they have meritorious defenses to the claims brought by the RTC, and that the litigation is unlikely to have a material adverse effect on the operations of the Investment Manager.

The Investment Manager pays all of its expenses arising from the performance of its obligations under the Investment Management Agreement, including all fees payable to the Portfolio Managers, executive salaries and expenses of the Directors and Officers of Masters Series who are employees of the Investment Manager or its affiliates and office rent of Masters Series. The Portfolio Managers pay all of their expenses arising from the performance of their obligations under the Portfolio Management Agreements. Subject to the expense reimbursement provisions described in the Prospectus, other expenses incurred in the operation of Masters Series are borne by the Funds, including, without limitation, investment advisory fees; brokerage commissions; interest; legal fees and expenses of attorneys; fees of independent auditors, transfer agents and dividend disbursing agents, accounting agents, and custodians; the expense of obtaining quotations for calculating each Fund's net asset value; taxes, if any, and the preparation of each Fund's tax returns; cost of stock certificates and any other expenses (including clerical expenses) of issue, sale, repurchase or redemption of shares; expenses of registering and qualifying shares of the Funds under federal and state laws and regulations; salary and other expenses of the employees of Investment Manager engaged in registering and qualifying shares of the Funds under federal and state laws and regulations, expenses of printing and distributing reports, notices and proxy materials to existing shareholders; expenses of printing and filing reports and other documents filed with governmental agencies; expenses of annual and special shareholder meetings; expenses of printing and distributing prospectuses and statements of additional information to existing shareholders; fees and expenses of Directors of Masters Series who are not employees of the Investment Manager or any Portfolio Manager, or their affiliates; membership dues in the Investment Company Institute; insurance premiums; and extraordinary expenses such as litigation expenses. Expenses directly attributable to a Fund are charged to that Fund and other expenses are allocated proportionately among all the Funds in relation to the net assets of each Fund.

The Investment Manager bears the expense of providing its services, and pays the fees of each Fund's Portfolio Manager. For its services, the MidCap Value Fund and LargeCap Value Fund pay the Investment Manager a monthly fee in arrears equal to 1/12 of 1.00% of the Fund's average daily net assets during the month (approximately 1.00% on an annual basis) and the Asia-Pacific Equity Fund pays the Investment Manager a monthly fee in arrears equal to 1/12 of 1.25% of the Fund's average daily net assets during the month (approximately 1.25% on an annual basis). The fee paid by each Fund is higher than that charged by many other registered investment companies. For the fiscal period of September 1, 1995 (commencement of operations) to June 30, 1996, Asia-Pacific Equity Fund, MidCap Value Fund, and LargeCap Value Fund paid management fees to the Investment Manager of $169,861, $19,762, and $18,405, respectively.

The Investment Manager will reduce its aggregate fees for any fiscal year, or reimburse a Fund, to the extent required so that the Fund's expenses do not exceed the expense limitations applicable to the Fund under the securities laws or regulations of those states or jurisdictions in which the Fund's shares are registered or qualified for sale. Currently, the most restrictive of such expense limitations would require the Investment Manager to reduce its fees or to reimburse a Fund, to the extent required so that the Fund's expenses, as described above, for any fiscal year do not exceed 2.50% of the first $30 million of the Fund's average daily net assets, 2.00% of the next $70 million of the Fund's average net assets and 1.50% of the Fund's remaining average net assets. Expenses for purposes of this expense limitation include the investment management fee, but exclude distribution expenses, brokerage commissions and fees, taxes, interest and extraordinary expenses, such as litigation, paid or incurred by a Fund. The Fund's expense limitation may change to reflect changes in the expense limitations of the state having the most restrictive limitation in which shares of a Fund may be registered or qualified for sale. For the fiscal period of September 1, 1995 (commencement of operations) to June 30, 1996, Asia-Pacific Equity Fund, MidCap Value Fund, and LargeCap Value Fund paid management fees to the Investment Manager of approximately $41,900, $4,700, and $3,600, respectively.

Portfolio Managers. The Investment Manager has entered into a Portfolio Management Agreement with each Portfolio Manager to provide investment advisory services to the Funds. The Investment Manager recommends Portfolio Managers to the Board of Directors of Masters Series primarily on the basis of their successful application of a consistent, well-defined, long-term investment approach over a period of several market cycles. Each Portfolio Manager has discretion to purchase and sell securities for its Fund in accordance with that Fund's investment objective, policies and restrictions. Although the Portfolio

Managers are subject to general supervision by the Investment Manager, the Investment Manager does not evaluate the investment merits of specific securities transactions.

HSBC Asset Management -- HSBC Asset Management Americas Inc. and HSBC Asset Management Hong Kong Limited (collectively HSBC) serve collectively as Portfolio Managers to the Asia-Pacific Equity Fund. HSBC is part of HSBC Asset Management, the global investment advisory and fund management business of the HSBC Group, which, with headquarters in London, is one of the world's largest banking and financial organizations. HSBC Asset Management currently manages approximately $36 billion of assets globally for a wide variety of institutional, retail and private clients, with a minimum account size of $10 million for Asia- Pacific investors. As compensation for its services to the Asia-Pacific Equity Fund, the Investment Manager pays HSBC a monthly fee in arrears equal to 1/12 of 0.50% of the Fund's average daily net assets managed during the month. For the fiscal period of September 1, 1995 (commencement of operations) to June 30, 1996, the Investment Manager paid portfolio management fees to HSBC of $62,403.

CRM Advisors, LLC -- CRM Advisors, LLC (CRM), an affiliate of Cramer Rosenthal McGlynn, Inc., serves as Portfolio Manager to the MidCap Value Fund. Organized as a New York limited liability company in June 1995, CRM Advisors is registered as an investment adviser under the Investment Advisers Act of 1940. Although as a new entity CRM has no previous experience managing a registered investment company, the principal shareholders and portfolio managers of CRM have significant experience in managing the money of pension plans, endowment funds, other institutions and individuals through its affiliate Cramer Rosenthal McGlynn, Inc. Cramer Rosenthal McGlynn, Inc. was founded in 1973 to manage portfolios for a select number of wealthy individuals and their related foundations, pension plans and other entities. The three founding principals of the firm have each spent an average of 22 years in the investment business. Cramer Rosenthal McGlynn, Inc. manages approximately $2.4 billion for more than 170 individual and institutional clients, with a minimum account size of $5 million. As compensation for its services to the MidCap Value Fund, the Investment Manager pays CRM a monthly fee in arrears equal to 1/12 of 0.50% of the Fund's average daily net assets managed during the month. For the fiscal period of September 1, 1995 (commencement of operations) to June 30, 1996, the Investment Manager paid portfolio management fees to CRM of $125,000. Accounts managed by Cramer Rosenthal McGlynn, Inc. own in the aggregate approximately 13.9% of the outstanding voting securities of Express America.

Ark Asset Management Co., Inc. -- Ark Asset Management Co., Inc. (Ark) serves as Portfolio Manager to the LargeCap Value Fund. Located in New York, Ark was established in 1929 as the private money management division of Lehman Brothers. In 1989, the division became independent when the employees purchased the institutional business from Lehman Brothers and changed its name to Ark in 1992. Ark manages approximately $21.4 billion, including $11.3 billion in largecap value portfolios, for more than 200 individual and institutional clients, with a minimum account size of $50 million. As compensation for its services to the LargeCap Value Fund, the Investment Manager pays Ark a monthly fee in arrears equal to 1/12 of 0.50% of the Fund's average daily net assets managed during the month. For the fiscal period of September 1, 1995 (commencement of operations) to June 30, 1996, the Investment Manager paid portfolio management fees to Ark of $4,996.

The Investment Management and Portfolio Management Agreements will remain in effect for two years following their date of execution, and thereafter will automatically continue for successive annual periods as long as such continuance is specifically approved at least annually by (a) the Board of Directors or (b) the vote of a "majority" (as defined in the 1940 Act) of a Fund's outstanding shares voting as a single class; provided, that in either event the continuance is also approved by at least a majority of the Board of Directors who are not "interested persons" (as defined in the 1940 Act) of the Investment Manager or the Portfolio Managers by vote cast in person at a meeting called for the purpose of voting on such approval.

The Investment Management and Portfolio Management Agreements are terminable without penalty with not less than 60 days notice by the Board of Directors or by a vote of the holders of a majority of the relevant Fund's outstanding shares voting as a single class, or upon not less than 60 days notice by the Investment Manager. Each of the Investment Management and Portfolio Management Agreements will terminate automatically in the event of its "assignment" (as defined in the 1940 Act).

Distributor. Shares of the Funds are distributed by Pilgrim America Securities, Inc. (the "Distributor") pursuant to a Distribution Agreement between Masters Series and the Distributor. The Distribution Agreement requires the Distributor to use its best efforts on a continuing basis to solicit purchases of shares of the Funds. Masters Series and the Distributor have agreed to indemnify each other against certain liabilities. At the discretion of the Distributor, all sales charges may at times be reallowed to an authorized dealer ("Authorized Dealer"). If 90% or more of the sales commission is reallowed, such Authorized Dealer may be deemed to be an "underwriter" as that term is defined under the Securities Act of 1933, as amended. The Distribution Agreement will remain in effect for two years and from year to year thereafter only if its continuance is approved annually by a majority of the Board of Directors who are not parties to such agreement or "interested persons" of any such party and must be approved either by votes of a majority of the Directors or a majority of the outstanding voting securities of Masters Series. See the Prospectus of Masters Series for information on how to purchase and sell shares of the Funds, and the charges and expenses associated with an investment.

For the fiscal period of September 1, 1995 (commencement of operations) to June

30, 1996, total commissions allowed to other dealers under the Funds' underwriting arrangements were approximately $836,554 for Asia- Pacific Equity Fund, $90,542 for MidCap Value Fund, and $70,285 for Large Cap Value Fund. For that same period, the Distributor retained approximately $28,873 or approximately 3.3% of the total commissions assessed on shares of Asia-Pacific Equity Fund, approximately $27,485 or approximately 23.3% of total commissions assessed on shares of MidCap Value Fund, and approximately $70,285 or approximately 27.8% of total commissions assessed on shares of LargeCap Value Fund.

Rule 12b-1 Plans. Masters Series has a distribution plan pursuant to Rule 12b-1 under the 1940 Act applicable to each class of shares of each Fund ("Rule 12b-1 Plan"). Masters Series intends to operate the Rule 12b-1 Plan in accordance with its terms and the National Association of Securities Dealers, Inc. rules concerning sales charges. Under the Rule 12b-1 Plan, the Distributor may be entitled to payment each month in connection with the offering, sale, and shareholder servicing of Class A, Class B, and Class M shares in amounts not to exceed the following: with respect to Class A shares at an annual rate of up to 0.35% of the average daily net assets of the Class A shares of the Fund; with respect to Class B shares at an annual rate of up to 1.00% of the average daily net assets of the Class B shares of the Fund; and with respect to Class M shares at an annual rate of up to 1.00% of the average daily net assets of the Class M shares of the Fund. The Board of Directors has approved under the Rule 12b-1 Plan payments of the following amounts to the Distributor each month in connection with the offering, sale, and shareholder servicing of Class A, Class B, and Class M shares as follows: (i) with respect to Class A shares at an annual rate equal to 0.25% of the average daily net assets of the Class A shares of a Fund; (ii) with respect to Class B shares at an annual rate equal to 1.00% of the average daily net assets of the class B shares of a Fund; and (iii) with respect to Class M shares at an annual rate equal to 0.75% of the average daily net assets of the Class M shares of a Fund. Of these amounts, fees equal to an annual rate of 0.25% of the average daily net assets of each of the Funds is for shareholder servicing for each of the classes.

Under the Rule 12b-1 Plans, ongoing payments will be made on a quarterly basis to Authorized Dealers for both distribution and shareholder servicing at the annual rate of 0.25%, 0.25% and 0.65% of a Fund's average daily net assets of Class A, Class B, and Class M shares, respectively, that are registered in the name of that Authorized Dealer as nominee or held in a shareholder account that designates that Authorized Dealer as the dealer of record. Rights to these ongoing payments begin to accrue in the 13th month following a purchase of Class A or B shares and in the 1st month following a purchase of Class M shares. These fees may be used to cover the expenses of the Distributor primarily intended to result in the sale of Class A, Class B, and Class M shares of the Funds, including payments to Authorized Dealers for selling shares of the Funds and for servicing shareholders of these classes of the Funds. Activities for which these fees may be used include: preparation and distribution of advertising materials and sales literature; expenses of organizing and conducting sales seminars; overhead of the Distributor; printing of prospectuses and statements of additional information (and supplements thereto) and reports for other than existing shareholders; payments to dealers and others that provide shareholder services; and costs of administering the Rule 12b-1 Plan.

In the event a Rule 12b-1 Plan is terminated in accordance with its terms, the obligations of a Fund to make payments to the Distributor pursuant to the Rule 12b-1 Plan will cease and the Fund will not be required to make any payments for expenses incurred after the date the Plan terminates. The Distributor will receive payment under the Rule 12b-1 Plan without regard to actual distribution expenses it incurs.

In addition to providing for the expenses discussed above, the Rule 12b-1 Plan also recognizes that the Investment Manager and/or the Distributor may use their resources to pay expenses associated with activities primarily intended to result in the promotion and distribution of the Funds' shares and other funds managed by the Investment Manager. In some instances, additional compensation or promotional incentives may be offered to dealers that have sold or may sell significant amounts of shares during specified periods of time. Such compensation and incentives may include, but are not limited to, cash, merchandise, trips and financial assistance to dealers in connection with pre-approved conferences or seminars, sales or training programs for invited sales personnel, payment for travel expenses (including meals and lodging) incurred by sales personnel and members of their families, or other invited guests, to various locations for such seminars or training programs, seminars for the public, advertising and sales campaigns regarding one or more of the Funds or other funds managed by the Investment Manager and/or other events sponsored by dealers.

The Rule 12b-1 Plan has been approved by the Board of Directors, including all of the Directors who are not interested persons of Masters Series as defined in the 1940 Act, and by the Funds' shareholders. Each Rule 12b-1 Plan must be renewed annually by the Board of Directors, including a majority of the Directors who are not interested persons of Masters Series and who have no direct or indirect financial interest in the operation of the Rule 12b-1 Plan, cast in person at a meeting called for that purpose. It is also required that the selection and nomination of such Directors be committed to the Directors who are not interested persons. The Rule 12b-1 Plan and any distribution or service agreement may be terminated as to a Fund at any time, without any penalty, by such Directors or by a vote of a majority of the Fund's outstanding shares on 60 days written notice. The Distributor or any dealer or other firm may also terminate their respective distribution or service agreement at any time upon written notice.

In approving each Rule 12b-1 Plan, the Board of Directors has determined that differing distribution arrangements in connection with the sale of new shares of a Fund is necessary and appropriate in order to meet the needs of different potential investors. Therefore, the Board of Directors, including those Directors who are not interested persons of Masters Series, concluded that, in the exercise of their reasonable business judgment and in light of their fiduciary duties, there is a reasonable likelihood that the Rule 12b-1 Plan as tailored to each class of each Fund, will benefit such Funds and their respective shareholders.


Each Rule 12b-1 Plan and any distribution or service agreement may not be amended to increase materially the amount spent for distribution expenses as to a Fund without approval by a majority of the Fund's outstanding shares, and all material amendments to a Plan or any distribution or service agreement shall be approved by the Directors who are not interested persons of Masters Series, cast in person at a meeting called for the purpose of voting on any such amendment.

The Distributor is required to report in writing to the Board of Directors at least quarterly on the monies reimbursed to it under each Rule 12b-1 Plan, as well as to furnish the Board with such other information as may be reasonably be requested in connection with the payments made under the Rule 12b-1 Plan in order to enable the Board to make an informed determination of whether the Rule 12b-1 Plan should be continued.

Total distribution expenses incurred by the Distributor for the costs of promotion and distribution of each Fund's Class A, B, and M shares for the fiscal period September 1, 1995 to June 30, 1996 were as follows:

-----------------------------------------------------------------------------------------------------------------------------
Asia-Pacific Equity Fund                           Class A                  Class B                  Class M
-----------------------------------------------------------------------------------------------------------------------------
Advertising.....................................   $  32,993                $  23,061                $  11,141
Printing........................................     116,974                   81,763                   39,500
Salaries & Commissions..........................     282,053                  197,150                   95,243
Broker Servicing................................     140,951                   98,522                   47,596
Miscellaneous...................................      70,666                   49,394                   23,862
-----------------------------------------------------------------------------------------------------------------------------
MidCap Value Fund

Advertising.....................................   $  19,419                $   9,901                $   4,277
Printing........................................      68,850                   35,104                   15,164
Salaries & Commissions..........................     164,875                   84,063                   36,312
Broker Servicing................................      82,961                   42,299                   18,272
Miscellaneous...................................      34,955                   17,822                    7,698
-----------------------------------------------------------------------------------------------------------------------------
LargeCap Value Fund

Advertising.....................................   $  24,943                $   3,235                $   5,419
Printing........................................      88,433                   11,471                   19,214
Salaries & Commissions..........................     212,091                   27,511                   46,081
Broker Servicing................................     106,558                   13,822                   23,152
Miscellaneous...................................      43,329                    5,620                    9,414
-----------------------------------------------------------------------------------------------------------------------------

Under the Glass-Steagall Act and other applicable laws, certain banking institutions are prohibited from distributing investment company shares. Accordingly, such banks may only provide certain agency or administrative services to their customers for which they may receive a fee from the Distributor under a Rule 12b-1 Plan. If a bank were prohibited from providing such services, shareholders would be permitted to remain as Fund shareholders and alternate means for continuing the servicing of such shareholders would be sought. In such event, changes in services provided might occur and such shareholders might no longer be able to avail themselves of any automatic investment or other service then being provided by the bank. It is not expected that shareholders would suffer any adverse financial consequences as a result of any of these occurrences.

                     SUPPLEMENTAL DESCRIPTION OF INVESTMENTS

Some of the different types of securities in which the Funds may invest, subject to their respective investment objectives, policies and restrictions, are described in the Prospectus under "The Funds' Investment Objectives and Policies" and "Investment Practices and Risk Considerations." Additional information concerning the characteristics of certain of the Funds' investments are set forth below.

Common Stock, Convertible Securities and Other Equity Securities. The Funds will invest in common stocks, which represent an equity (ownership) interest in a company. This ownership interest generally gives a Fund the right to vote on issues affecting the company's organization and operations.

The Funds may also buy other types of equity securities such as convertible securities, preferred stock, and warrants or other securities that are exchangeable for shares of common stock. A convertible security is a security that may be converted either at a stated price or rate within a specified period of time into a specified number of shares of common stock. By investing in convertible securities, a Fund seeks the opportunity, through the conversion feature, to participate in the capital appreciation of the common stock into which the securities are convertible, while investing at a better price than may be available on the common stock or obtaining a higher fixed rate of return than is available on common stocks.

U.S. Government Securities. U.S. Government securities include instruments issued by the U.S. Treasury, such as bills, notes and bonds. These instruments are direct obligations of the U.S. Government and, as such, are backed by the full faith and credit of the United States. They differ primarily in their interest rates, the lengths of their maturities and the dates of their issuances. In addition, U.S. Government securities include securities issued by instrumentalities of the U.S. Government, such as the Government National Mortgage Association, which are also backed by the full faith and credit of the United States. Also included in the category of U.S. Government securities are instruments issued by instrumentalities established or sponsored by the U.S. Government, such as the Student Loan Marketing Association, the Federal National Mortgage Association and the Federal Home Loan Mortgage Corporation. While these securities are issued, in general, under the authority of an Act of Congress, the U.S. Government is not obligated to provide financial support to the issuing instrumentalities, although under certain conditions certain of these authorities may borrow from the U.S. Treasury. In the case of securities not backed by the full faith and credit of the U.S., the investor must look principally to the agency or instrumentality issuing or guaranteeing the obligation for ultimate repayment, and may not be able to assert a claim against the U.S. itself in the event the agency or instrumentality does not meet its commitment. Each Fund will invest in securities of such agencies or instrumentalities only when the Portfolio Manager is satisfied that the credit risk with respect to any instrumentality is comparable to the credit risk of U.S. government securities backed by the full faith and credit of the United States.

Banking Industry Obligations. The Funds may invest in banking industry obligations, including certificates of deposit, bankers' acceptances, and fixed time deposits. A Fund will not invest in obligations issued by a bank unless (i) the bank is a U.S. bank and a member of the FDIC and (ii) the bank has total assets of at least $1 billion (U.S.) or, if not, the Fund's investment is limited to the FDIC-insured amount of $100,000.

American Depositary Receipts and European Depositary Receipts. Each of the Funds may invest in securities of foreign issuers in the form of American Depositary Receipts ("ADRs"), European Depositary Receipts ("EDRs") or other similar securities representing securities of foreign issuers. These securities may not necessarily be denominated in the same currency as the securities they represent. ADRs are receipts typically issued by a United States bank or trust company evidencing ownership of the underlying foreign securities. EDRs are receipts issued by a European financial institution evidencing a similar arrangement. Generally, ADRs, in registered form, are designed for use in the United States securities markets, and EDRs, in bearer form, are designed for use in European securities markets.

When-Issued Securities and Delayed-Delivery Transactions. In order to secure prices or yields deemed advantageous at the time, the Funds may purchase or sell securities on a when-issued or a delayed-delivery basis. The Funds will enter into a when-issued transaction for the purpose of acquiring portfolio securities and not for the purpose of leverage. In such transactions, delivery of the securities occurs beyond the normal settlement periods, but no payment or delivery is made by, and no interest accrues to, the Fund prior to the actual delivery or payment by the other party to the transaction. Due to fluctuations in the value of securities purchased on a when-issued or a delayed-delivery basis, the yields obtained on such securities may be higher or lower than the yields available in the market on the dates when the investments are actually delivered to the buyers. Similarly, the sale of securities for delayed-delivery can involve the risk that the prices available in the market when delivery is made may actually be higher than those obtained in the transaction itself. Each Fund will establish a segregated account with the Custodian consisting of cash and/or liquid assets in an amount equal to the amount of its when-issued and delayed-delivery commitments which will be "marked to market" daily.

                       SUPPLEMENTAL INVESTMENT TECHNIQUES

Borrowing. A Fund may borrow money from banks solely for temporary or emergency purposes, but not in an amount exceeding one-third of its total assets. However, if a Fund borrows money, its share price may be subject to greater fluctuation until the borrowing is paid off. If the Fund makes additional investments while borrowings are outstanding, this may be construed as a form of leverage.

Short Sales Against the Box. MidCap Value Fund is authorized to make short sales of securities it owns or has the right to acquire at no additional cost through conversion or exchange of other securities it owns (referred to as short sales "against the box"). When the Fund makes a short sale, the proceeds it receives are retained by the broker until the Fund replaces the borrowed security. In order to deliver the security to the buyer, the Fund must arrange through the broker to borrow the security and, in so doing, the Fund becomes obligated to replace the security borrowed at its market price at the time of replacement, whatever that price may be. If the Fund makes a short sale "against the box," the Fund would not immediately deliver the securities sold and would not receive the proceeds from the sale. The seller is said to have a short position in the securities sold until it delivers the securities sold, at which time it receives the proceeds of the sale. The Fund's decision to make a short sale "against the box" may be a technique to hedge against market risks when the Portfolio Manager believes that the price of a security may decline, causing a decline in the value of a security owned by the Fund or a security convertible or exchangeable for such security. In such case, any future losses in the Fund's long position would be reduced by an offsetting future gain in the short position. No more than 5% of the Fund's net assets may be used to cover such short positions. In addition, the Fund's ability to enter into short sales may be limited by certain tax requirements.

Other Investment Companies. Each Fund may invest in shares issued by no-load investment companies. A Fund is limited in the degree to which it may invest in shares of another investment company in that it may not, at the time of the purchase, (1) acquire more than 3% of the outstanding voting shares of the investment company, (2) invest more than 5% of the Fund's total assets in the investment company, or (3) invest more than 10% of the Fund's total assets in all investment company holdings. As a shareholder in any investment company, a Fund will bear its ratable share of the investment company's expenses, including management fees in the case of a management investment company.

                        SUPPLEMENTAL DISCUSSION OF RISKS
                      ASSOCIATED WITH THE FUNDS' INVESTMENT
                       POLICIES AND INVESTMENT TECHNIQUES

Additional information concerning risks associated with certain of the Funds' investments is set forth below.


Emerging Market and Other Foreign Securities. Asia-Pacific Equity Fund will invest substantially all of its assets in the equity securities of companies based in the Asia-Pacific region. Asia-Pacific countries include, but are not limited to, China, Hong Kong, Indonesia, Korea, Malaysia, Philippines, Singapore, Taiwan and Thailand, although the Fund will not invest in Japan and Australia. Foreign financial markets, while growing in volume, have, for the most part, substantially less volume than United States markets, and securities of many foreign companies are less liquid and their prices more volatile than securities of comparable domestic companies. The foreign markets also have different clearance and settlement procedures, and in certain markets there have been times when settlements have been unable to keep pace with the volume of securities transactions, making it difficult to conduct such transactions. Delivery of securities may not occur at the same time as payment in some foreign markets. Delays in settlement could result in temporary periods when a portion of the assets of the Asia-Pacific Equity Fund is uninvested and no return is earned thereon. The inability of the Fund to make intended security purchases due to settlement problems could cause the Fund to miss attractive investment opportunities. Inability to dispose of portfolio securities due to settlement problems could result either in losses to the Fund due to subsequent declines in value of the portfolio security or, if the Fund has entered into a contract to sell the security, could result in possible liability to the purchaser.

As foreign companies are not generally subject to uniform accounting, auditing and financial reporting standards and practices comparable to those applicable to domestic companies, there may be less publicly available information about certain foreign companies than about domestic companies. There is generally less government supervision and regulation of exchanges, financial institutions and issuers in foreign countries than there is in the United States. A foreign government may impose exchange control regulations that may have an impact on currency exchange rates, and there is the possibility of expropriation or confiscatory taxation, political or social instability, or diplomatic developments that could affect U.S. investments in those countries.

Although Asia-Pacific Equity Fund will use reasonable efforts to obtain the best available price and the most favorable execution with respect to all transactions and the Portfolio Manager will consider the full range and quality of services offered by the executing broker or dealer when making these determinations, fixed commissions on many foreign stock exchanges are generally higher than negotiated commissions on U.S. exchanges. Certain foreign governments levy withholding taxes against dividend and interest income. Although in some countries a portion of these taxes are recoverable, the non-recovered portion of foreign withholding taxes will reduce the income received by the Fund on these investments. However, these foreign withholding taxes are not expected to have a significant impact on the Asia-Pacific Equity Fund, since the Fund's investment objective is to seek long-term capital appreciation and any income earned by the Fund should be considered incidental.


The risks of investing in foreign securities may be intensified in the case of investments in issuers domiciled or doing substantial business in emerging markets or countries with limited or developing capital markets. Security prices in emerging markets can be significantly more volatile than in the more developed nations of the world, reflecting the greater uncertainties of investing in less established markets and economies. In particular, countries with emerging markets may have relatively unstable governments, present the risk of sudden adverse government action and even nationalization of businesses, restrictions on foreign ownership, or prohibitions of repatriation of assets, and may have less protection of property rights than more developed countries. The economies of countries with emerging markets may be predominantly based on only a few industries, may be highly vulnerable to changes in local or global trade conditions, and may suffer from extreme and volatile debt burdens or inflation rates. Local securities markets may trade a small number of securities and may be unable to respond effectively to increases in trading volume, potentially making prompt liquidation of substantial holdings difficult or impossible at times. Transaction settlement and dividend collection procedures may be less reliable in emerging markets than in developed markets. Securities of issuers located in countries with emerging markets may have limited marketability and may be subject to more abrupt or erratic price movements.

Investing in Developing Asia-Pacific Securities Markets and Economies. The securities markets of developing Asia-Pacific countries are not as large as the U.S. securities markets and have substantially less trading volume, resulting in a lack of liquidity and high price volatility. Certain markets, such as those of China, are in only the earliest stages of development. There is also a high concentration of market capitalization and trading volume in a small number of issuers representing a limited number of industries, as well as a high concentration of investors and financial intermediaries. Many of such markets also may be affected by developments with respect to more established markets in the region, such as in Japan. Developing Asia- Pacific brokers typically are fewer in number and less capitalized than brokers in the United States. These factors, combined with the U.S. regulatory requirements of open-end investment companies and the restrictions on foreign investments discussed below, result in potentially fewer investment opportunities for Asia-Pacific Equity Fund and may have an adverse impact on the investment performance of the Fund. The Fund's investment restrictions permit it to invest up to 15% of its net assets in securities that are determined by the Portfolio Manager to be illiquid.

The investment objective of Asia-Pacific Equity Fund reflects the belief that the economies of the developing Asia-Pacific countries will continue to grow in such a fashion as to provide attractive investment opportunities. At the same time, emerging economies present certain risks that do not exist in more established economies. Especially significant is that political and social uncertainties exist for many of the developing Asia-Pacific countries. In addition, the governments of many of such countries, such as Indonesia, have a heavy role in regulating and supervising the economy. Another risk common to most such countries is that the economy is heavily export oriented and, accordingly, is dependent upon international trade. The existence of overburdened infrastructure and obsolete financial systems also presents risks in certain countries, as do environmental problems. Certain economies also depend to a significant degree upon exports of primary commodities and, therefore, are vulnerable to changes in commodity prices which, in turn, may be affected by a variety of factors. In addition, certain developing Asia-Pacific countries, such as the Philippines, are especially large debtors to commercial banks and foreign governments.

Archaic legal systems in certain developing Asia-Pacific countries also may have an adverse impact on the Asia-Pacific Equity Fund. For example, while the potential liability of a shareholder in a U.S. corporation with respect to acts of the corporation is generally limited to the amount of the shareholder's investment, the notion of limited liability is less clear in certain developing Asia-Pacific countries. Similarly, the rights of investors in Asia-Pacific companies may be more limited than those of shareholders of U.S. corporations.

Certain of the risks associated with international investments and investing in smaller capital markets are heightened for investments in developing Asia-Pacific countries. For example, some of the currencies of developing Asia-Pacific countries have experienced devaluations relative to the U.S. dollar, and major adjustments have been made periodically in certain of such currencies. Certain countries face serious exchange constraints. In addition, as mentioned above, governments of many developing Asia-Pacific countries have exercised and continue to exercise substantial influence over many aspects of the private sector.

In certain cases, the government owns or controls many companies, including the largest in the country. Accordingly, government actions in the future could have a significant effect on economic conditions in developing Asia-Pacific countries, which could affect private sector companies and the Asia-Pacific Equity Fund, as well as the value of securities in the Fund's portfolio.

In addition to the relative lack of publicly available information about developing Asia-Pacific issuers and the possibility that such issuers may not be subject to the same accounting, auditing and financial reporting standards as are applicable to U.S. companies, inflation accounting rules in some developing Asia-Pacific countries require, for companies that keep accounting records in the local currency, for both tax and accounting purposes, that certain assets and liabilities be restated on the company's balance sheet in order to express items in terms of currency of constant purchasing power. Inflation accounting may indirectly generate losses or profits for certain developing Asia-Pacific companies.

Satisfactory custodial services for investment securities may not be available in some developing Asia-Pacific countries, which may result in the Asia-Pacific Equity Fund incurring additional costs and delays in providing transportation and custody services for such securities outside such countries, if possible.

As a result, the Portfolio Manager of the Asia-Pacific Equity Fund may determine that, notwithstanding otherwise favorable investment criteria, it may not be practicable or appropriate to invest in a particular developing Asia-Pacific country. The Fund may invest in countries in which foreign investors, including the Portfolio Manager of the Fund, have had no or limited prior experience.

Restrictions on Foreign Investments. Some developing Asia-Pacific countries prohibit or impose substantial restrictions on investments in their capital markets, particularly their equity markets, by foreign entities such as the Asia-Pacific Equity Fund. As illustrations, certain countries may require governmental approval prior to investments by foreign persons or limit the amount of investment by foreign persons in a particular company or limit the investment by foreign persons to only a specific class of securities of a company that may have less advantageous terms (including price) than securities of the company available for purchase by nationals. Certain countries may restrict investment opportunities in issuers or industries deemed important to national interests.

The manner in which foreign investors may invest in companies in certain developing Asia-Pacific countries, as well as limitations on such investments, also may have an adverse impact on the operations of the Asia- Pacific Equity Fund. For example, the Fund may be required in certain of such countries to invest initially through a local broker or other entity and then have the shares purchased re-registered in the name of the Fund. Re-registration may in some instances not be able to occur on timely basis, resulting in a delay during which the Fund may be denied certain of its rights as an investor, including rights as to dividends or to be made aware of certain corporate actions. There also may be instances where the Fund places a purchase order but is subsequently informed, at the time of re-registration, that the permissible allocation of the investment to foreign investors has been filled, depriving the Fund of the ability to make its desired investment at that time.

Substantial limitations may exist in certain countries with respect to the Asia-Pacific Equity Fund's ability to repatriate investment income, capital or the proceeds of sales of securities by foreign investors. The Fund could be adversely affected by delays in, or a refusal to grant, any required governmental approval for repatriation of capital, as well as by the application to the Fund of any restrictions on investments. No more than 15% of the Fund's net assets may be comprised, in the aggregate, of assets that are (i) subject to material legal restrictions on repatriation or (ii) invested in illiquid securities. Even where there is no outright restriction on repatriation of capital, the mechanics of repatriation may affect certain aspects of the operations of the Fund. For example, funds may be withdrawn from the People's Republic of China only in U.S. or Hong Kong dollars and only at an exchange rate established by the government once each week.

In certain countries, banks or other financial institutions may be among the leading companies or have actively traded securities. The 1940 Act restricts the Asia-Pacific Equity Fund's investments in any equity securities of an issuer that, in its most recent fiscal year, derived more than 15% of its revenues from

"securities related activities," as defined by the rules thereunder. The provisions may restrict the Fund's investments in certain foreign banks and other financial institutions.

Foreign Currency Risks. Currency risk is the risk that changes in foreign exchange rates will affect, favorably or unfavorably, the U.S. dollar value of foreign securities held by the Asia-Pacific Equity Fund. In a period when the U.S. dollar generally rises against foreign currencies, the returns on foreign stocks for a U.S. investor will be diminished. By contrast, in a period when the U.S. dollar generally declines, the returns on foreign securities will be enhanced. Unfavorable changes in the relationship between the U.S. dollar and the relevant foreign currencies, therefore, will adversely affect the value of the Asia-Pacific Equity Fund's shares.

Foreign Currency Exchange Transactions. Because the Asia-Pacific Equity Fund may buy and sell securities denominated in currencies other than the U.S. Dollar, and receive interest, dividends and sale proceeds in currencies other than the U.S. Dollar, the Fund may enter into foreign currency exchange transactions to convert to and from different foreign currencies and to convert foreign currencies to and from the U.S. Dollar. The Fund either enters into these transactions on a spot (i.e., cash) basis at the spot rate prevailing in the foreign currency exchange market, or uses forward foreign currency contracts to purchase or sell foreign currencies. Asia-Pacific Equity Fund may not invest more than 5% of its assets (taken at market value at the time of investment) in forward foreign currency contracts.

A forward foreign currency exchange contract is an agreement to exchange one currency for another -- for example, to exchange a certain amount of U.S. Dollars for a certain amount of Korean Won -- at a future date. Forward foreign currency contracts are included in the group of instruments that can be characterized as derivatives. Neither spot transactions nor forward foreign currency exchange contracts eliminate fluctuations in the prices of the Fund's portfolio securities or in foreign exchange rates, or prevent loss if the prices of these securities should decline.

Although these transactions tend to minimize the risk of loss due to a decline in the value of the hedged currency, at the same time they tend to limit any potential gain that might be realized should the value of the hedged currency increase. The precise matching of the forward contract amounts and the value of the securities involved will not generally be possible because the future value of these securities in foreign currencies will change as a consequence of market movements in the value of those securities between the date the forward contract is entered into and the date it matures. The projection of currency market movements is extremely difficult, and the successful execution of a hedging strategy is highly uncertain. Use of currency hedging techniques may also be limited by management's need to protect the status of the Fund as a regulated investment company under the Code.


MidCap Company Equity Securities. MidCap Value Fund will invest substantially all of its assets in the equity securities of certain midcap companies. Midcap companies will tend to be smaller, more emerging companies and investment in these companies may involve greater risk than is customarily associated with securities of larger, more established companies. Midcap companies may experience relatively higher growth rates and higher failure rates than do larger companies. The trading volume of securities of midcap companies is normally less than that of larger companies and, therefore, may disproportionately affect their market price, tending to make them rise more in response to buying demand and fall more in response to selling pressure than is the case with larger companies.

Illiquid Securities. A Fund may invest in an illiquid or restricted security if the Portfolio Manager believes that it presents an attractive investment opportunity. Generally, a security is considered illiquid if it cannot be disposed of within seven days. Its illiquidity might prevent the sale of such a security at a time when a Portfolio Manager might wish to sell, and these securities could have the effect of decreasing the overall level of a Portfolio's liquidity. Further, the lack of an established secondary market may make it more difficult to value illiquid securities, requiring the Fund to rely on judgements that may be somewhat subjective in determining value, which could vary from the amount that a Fund could realize upon disposition.

Restricted securities, including private placements, are subject to legal or contractual restrictions on resale. They can be eligible for purchase without SEC registration by certain institutional investors known as "qualified institutional buyers," and under the Fund's procedures, restricted securities could be treated as liquid. However, some restricted securities may be illiquid and restricted securities that are treated as liquid could be less liquid than registered securities traded on established secondary markets. A Fund may not invest more than 15% of its net assets in illiquid securities, measured at the time of investment. Each Fund will adhere to a more restrictive investment limitation on its investments in illiquid or restricted securities as required by the securities laws of those jurisdictions where shares of the Fund are registered for sale.

Options on Securities. The Funds may purchase put options on portfolio securities in which they may invest that are traded on a U.S. exchange or in the over-the-counter market and, for the Asia-Pacific Equity Fund, on a foreign securities exchange. A Fund may not invest more than 5% of its assets (taken at market value at the time of such investment) in put options. Such put options are included in the group of instruments that can be characterized as derivatives. A Fund may purchase put options on portfolio securities at or about the same time that it purchases the underlying security or at a later time. By buying a put, a Fund limits its risk of loss from a decline in the market value of the security until the put expires. Any appreciation in the value of the underlying security, however, will be partially offset by the amount of the premium paid for the put option and any related transaction costs. Prior to their expirations, put options may be sold in closing sale transactions.

The purchase of options involves certain risks. If a put option purchased by a Fund is not sold when it has remaining value, and if the market price of the underlying security remains equal to or greater than the exercise price, the Fund will lose its entire investment in the option. Also, where a put option is purchased to hedge against price movements in a particular security, the price of the put option may move more or less than the price of the related security. There can be no assurance that a liquid market will exist when a Fund seeks to close out an option position. Furthermore, if trading restrictions or suspensions are imposed on the options markets, a Fund may be unable to close out a position.

Repurchase Agreements. Each Fund may invest any portion of its assets otherwise invested in money market instruments in U.S. Government securities and concurrently enter into repurchase agreements with respect to such securities. Such repurchase agreements will be made only with government securities dealers recognized by the Board of Governors of the Federal Reserve System or with member banks of the Federal Reserve System. Under such agreements, the seller of the security agrees to repurchase it at a mutually agreed upon time and price. The resale price is in excess of the purchase price and reflects an agreed upon interest rate for the period of time the agreement is outstanding. The period of these repurchase agreements is usually quite short, from overnight to one week, while the underlying securities generally have longer maturities.

Each Fund will always receive as collateral securities acceptable to it whose market value is equal to at least 100% of the amount invested by the Fund, and the Fund will make payment for such securities only upon physical delivery or evidence of book entry transfer to the account of its Custodian. If the seller defaults, a Fund might incur a loss or delay in the realization of proceeds if the value of the collateral securing the repurchase agreement declines and it might incur disposition costs in liquidating the collateral.

                             INVESTMENT RESTRICTIONS

The Company has adopted the investment restrictions listed below relating to the investment of each Fund's assets and its activities. These are fundamental policies that may not be changed without the approval of the holders of a majority of the outstanding voting securities of a Fund (which for this purpose and under the 1940 Act means the lesser of (i) 67% of the shares represented at a meeting at which more than 50% of the outstanding shares are represented or
(ii) more than 50% of the outstanding shares). None of the Funds may:

         (1) invest in a security if, with respect to 75% of its total assets, more than 5% of the total assets (taken at market value at the time of such investment) would be invested in the securities of any one issuer, except that this restriction does not apply to securities issued or guaranteed by the U.S. Government or its agencies or instrumentalities;

         (2)      invest in a security if, with respect to 75% of its assets, it would hold more than 10% (taken at the time of such investment) of the outstanding voting securities of any one issuer, except securities issued or guaranteed by the U.S. Government, or its agencies or instrumentalities;

         (3) invest in a security if more than 25% of its total assets (taken at market value at the time of such investment) would be invested in the securities of companies primarily engaged in any one industry, except that this restriction does not apply to securities issued or guaranteed by the U.S. Government, its agencies and instrumentalities (or repurchase agreements with respect thereto);

         (4) lend any funds or other assets, except that a Fund may, consistent with its investment objective and policies:

                           (a) invest in debt obligations, even though the purchase of such obligations may be deemed to be the making of loans;

                           (b) enter into repurchase agreements; and

                           (c) lend its portfolio securities in accordance with applicable guidelines established by the SEC and any guidelines established by the Board of Directors;

         (5)      borrow money or pledge, mortgage, or hypothecate its assets,
                  (a) except that a Fund may borrow from banks, but only if immediately after each borrowing and continuing thereafter there is asset coverage of 300%; and (b) and except that the following shall not be considered a pledge, mortgage, or hypothecation of a Fund's assets for these purposes: entering into reverse repurchase agreements; transactions in options, futures, options on futures, and forward currency contracts; the deposit of assets in escrow in connection with the writing of covered put and call options; and the purchase of securities on a "when-issued" or delayed delivery basis; collateral arrangements with respect to initial or variation margin and other deposits for futures contracts, options on futures contracts, and forward currency contracts;

         (6) issue senior securities, except insofar as a Fund may be deemed to have issued a senior security by reason of borrowing money in accordance with that Fund's borrowing policies, and except for purposes of this investment restriction, collateral or escrow arrangements with respect to the making of short sales, purchase or sale of futures contracts or related options, purchase or sale of forward currency contracts, writing of stock options, and collateral arrangements with respect to margin or other deposits respecting futures contracts, related options, and forward currency contracts are not deemed to be an issuance of a senior security;

         (7) act as an underwriter of securities of other issuers, except, when in connection with the disposition of portfolio securities, a Fund may be deemed to be an underwriter under the federal securities laws;

         (8) purchase or sell real estate (other than marketable securities representing interests in, or backed by, real estate or securities of companies that deal in real estate or mortgages).

The Funds are also subject to the following restrictions and policies that are not fundamental and may, therefore, be changed by the Board of Directors (without shareholder approval). Unless otherwise indicated, a Fund may not:

         (1) invest in securities that are illiquid if, as a result of such investment, more than 15% of the total assets of the Fund (taken at market value at the time of such investment) would be invested in such securities;

         (2) invest in companies for the purpose of exercising control or management;

         (3) purchase or sell physical commodities or commodities contracts (which, for purposes of this restriction, shall not include foreign currency or forward foreign currency contracts), except any Fund may engage in interest rate futures contracts, stock index futures contracts, futures contracts based on other financial instruments or securities, and options on such futures contracts;

         (4) invest directly in interests in oil, gas or other mineral exploration or development programs or mineral leases (other than marketable securities of companies engaged in the business of oil, gas, or other mineral exploration).

         (5) invest more than 5% of its total assets in warrants, whether or not listed on the New York or American Stock Exchanges, including no more than 2% of its total assets which may be invested in warrants that are not listed on those exchanges. Warrants acquired by a Fund in units or attached to securities are not included in this restriction;


         (6) purchase securities of issuers which are restricted from being sold to the public without registration under the Securities Act of 1933 (unless such securities are deemed to be liquid under Masters Series' Liquidity Procedures) if by reason of such investment the Fund's aggregate investment in such securities will exceed 10% to the Fund's total assets;

         (7) invest more than 5% of the value of its total assets in securities of issuers which have been in continuous operation less than three years;

         (8) invest in puts, calls, straddles, spreads or any combination thereof if, as a result of such investment, more than 5% of the total assets of the Fund (taken at market value at the time of such investment) would be invested in such securities;

         (9) loan portfolio securities unless collateral values are continuously maintained at no less than 100% by "marking to market" daily;

         (10)     invest in real estate limited partnerships.

Other non-fundamental policies include the following: each Fund may not purchase securities on margin; make short sales, except for short sales "against the box," or purchase or retain in its portfolio any security if an officer or Director of Masters Series or the Investment Manager or any Portfolio Manager owns beneficially more than 1/2 of 1% of the outstanding securities of such issuer, and in the aggregate such persons own beneficially more than 5% of the outstanding securities of such issuer.

                             PORTFOLIO TRANSACTIONS

The Portfolio Management Agreements authorize the Portfolio Managers to select the brokers or dealers that will execute the purchase and sale of investment securities for each Fund. In all purchases and sales of securities for the portfolio of a Fund, the primary consideration is to obtain the most favorable price and execution available. Pursuant to the Portfolio Management Agreements, each Portfolio Manager determines, subject to the instructions of and review by the Board of Directors of the Fund, which brokers are to be eligible to execute portfolio transactions of the Fund. Purchases and sales of securities in the over-the-counter market will generally be executed directly with a "market-maker," unless in the opinion of a Portfolio Manager, a better price and execution can otherwise be obtained by using a broker for the transaction.

In placing portfolio transactions, each Portfolio Manager will use its best efforts to choose a broker capable of providing the brokerage services necessary to obtain the most favorable price and execution available. The full range and quality of brokerage services available will be considered in making these determinations, such as the size of the order, the difficulty of execution, the operational facilities of the firm involved, the firm's risk in positioning a block of securities, and other factors. The Portfolio Managers will seek to obtain the best commission rate available from brokers that are believed to be capable of providing efficient execution and handling of the orders. In those instances where it is reasonably determined that more than one broker can offer the brokerage services needed to obtain the most favorable price and execution available, consideration may be given to those brokers that supply research and statistical information to a Fund, the Investment Manager, and/or the Portfolio Manager, and provide other services in addition to execution services. Each Portfolio Manager considers such information, which is in addition to and not in lieu of the services required to be performed by the Portfolio Manager, under its Portfolio Management Agreement, to be useful in varying degrees, but of indeterminable value. Consistent with this policy, portfolio transactions may be executed by brokers affiliated with the Pilgrim America Group or any of the Portfolio Managers, so long as the commission paid to the affiliated broker is reasonable and fair compared to the commission that would be charged by an unaffiliated broker in a comparable transaction. The placement of portfolio brokerage with broker-dealers who have sold shares of a Fund is subject to rules adopted by the National Association of Securities Dealers, Inc. ("NASD") Provided the Fund's officers are satisfied that the Fund is receiving the most favorable price and execution available, the Fund may also consider the sale of the Fund's shares as a factor in the selection of broker-dealers to execute its portfolio transactions.

While it will continue to be the Funds' general policy to seek first to obtain the most favorable price and execution available, in selecting a broker to execute portfolio transactions for a Fund, the Fund may also give weight to the ability of a broker to furnish brokerage and research services to the Fund, the Investment Manager or the Portfolio Manager, even if the specific services were not imputed just to the Fund and were useful to the Investment Manager and/or Portfolio Manager in advising other clients. In negotiating commissions with a broker, the Fund may therefore pay a higher commission than would otherwise be the case if no weight were given to the furnishing of these supplemental services, provided that the amount of such commission has been determined in good faith by the Portfolio Manager to be reasonable in relation to the value of the brokerage and research services provided by such broker, which services either produce a direct benefit to the Fund or assist the Investment Manager or Portfolio Manager in carrying out their responsibilities to the Fund.

Some securities considered for investment by a Fund may also be appropriate for other clients served by that Fund's Portfolio Manager. If the purchase or sale of securities consistent with the investment policies of a Portfolio and one or more of these other clients serviced by the Portfolio Manager is considered at or about the same time, transactions in such securities will be allocated among the Fund and the Portfolio Manager's other clients in a manner deemed fair and reasonable by the Portfolio Manager. Although there is no specified formula for allocating such transactions, the various allocation methods used by a Portfolio Manager, and the results of such allocations, are subject to periodic review by the Board of Directors.

The Funds place no restrictions on portfolio turnover. While any of the Funds may from time to time sell a security it has held for a short period of time, none of the Funds has a policy of engaging in short-term trading or generating short-term gains. The annual rate of the Funds' portfolio turnover during the fiscal year ended June 30, 1996 was 15% for Asia-Pacific Equity Fund, 60% for MidCap Value Fund, and 59% for LargeCap Value Fund.

                 ADDITIONAL PURCHASE AND REDEMPTION INFORMATION

Shares of the Funds are offered at the net asset value next computed following receipt of the order by the dealer (and/or the Distributor) or by Masters Series' transfer agent, Investors Fiduciary Trust Company ("Transfer Agent"), plus, for Class A and Class M shares, a varying sales charge depending upon the class of shares purchased and the amount of money invested, as set forth in the Prospectus. Authorized dealers will be paid commissions on shares sold in Classes A and B, at net asset value, which at the time of investment would have been subject to the imposition of a contingent deferred sales charge if liquidated. The Distributor may, from time to time, at its discretion, allow the selling dealer to retain 100% of such sales charge, and such dealer may therefore be deemed an "underwriter" under the Securities Act of 1933, as amended. The Distributor, at its expense, may also provide additional promotional incentives to dealers in connection with sales of shares of the Funds and other funds managed by the Investment Manager. In some instances, such incentives may be made available only to dealers whose representatives have sold or are expected to sell significant amounts of such shares. The incentives may include payment for travel expenses, including lodging, incurred in connection with trips taken by qualifying registered representatives and members of their families to locations within or outside of the United States, merchandise or other items. Dealers may not use sales of the Fund's shares to qualify for the incentives to the extent such may be prohibited by the laws of any state.

Certain investors may purchase shares of the Funds with liquid assets with a value which is readily ascertainable by reference to a domestic exchange price and which would be eligible for purchase by a Fund consistent with the Fund's investment policies and restrictions. These transactions only will be effected if the Portfolio Manager intends to retain the security in the Fund as an investment. Assets so purchased by a Fund will be valued in generally the same manner as they would be valued for purposes of pricing the Fund's shares, if such assets were included in the Fund's assets at the time of purchase. Masters Series reserves the right to amend or terminate this practice at any time.

Special Purchases at Net Asset Value. Class A or Class M shares of the Funds may be purchased at net asset value, without a sales charge, by persons who have redeemed their Class A or Class M Shares of a Fund (or shares of other funds managed by the Investment Manager in accordance with the terms of such privileges established for such funds) within the previous 90 days. The amount that may be so reinvested in the Fund is limited to an amount up to, but not exceeding, the redemption proceeds (or to the nearest full share if fractional shares are not purchased). In order to exercise this privilege, a written order for the purchase of shares must be received by the Transfer Agent, or be postmarked, within 90 days after the date of redemption. This privilege may only be used once per calendar year. Payment must accompany the request and the purchase will be made at the then current net asset value of the Fund. Such purchases may also be handled by a securities dealer who may charge a shareholder for this service. If the shareholder has realized a gain on the redemption, the transaction is taxable and any reinvestment will not alter any applicable Federal capital gains tax. If there has been a loss on the redemption and a subsequent reinvestment pursuant to this privilege, some or all of the loss may not be allowed as a tax deduction depending upon the amount reinvested, although such disallowance is added to the tax basis of the shares acquired upon the reinvestment.

Class A or Class M shares may also be purchased at net asset value by any person who can document that Fund shares were purchased with proceeds from the redemption (within the previous 90 days) of shares from any unrelated mutual fund on which a sales charge was paid or which were subject, at any time, to a contingent deferred sales charge.

Class A or Class M Shares of the Funds may also be purchased at net asset value by any state, county, or city, or any instrumentality, department, authority or agency thereof that has determined that a Fund is a legally permissible investment and that is prohibited by applicable investment law from paying a sales charge or commission in connection with the purchase of shares of any registered management investment company ("an eligible governmental authority"). If an investment by an eligible governmental authority at net asset value is made though a dealer who has executed a selling group agreement with respect to Masters Series (or the other funds in the Pilgrim America Group) the Distributor may pay the selling firm 0.25% of the Offering Price.

Shareholders of Pilgrim America General Money Market Shares who acquired their shares by using all or a portion of the proceeds from the redemption of Class A or Class M shares of other funds in the Pilgrim America Group distributed by the Distributor may reinvest such amount plus any shares acquired through dividend reinvestment in Class A or Class M Shares of a Fund at its current net asset value, without a sales charge.

Officers, directors and bona fide full-time employees of Masters Series and officers, directors and full-time employees of the Investment Manager, any Portfolio Manager, the Distributor, Masters Series' service providers or affiliated corporations thereof or any trust, pension, profit-sharing or other benefit plan for such persons, broker-dealers, for their own accounts or for members of their families (defined as current spouse, children, parents, grandparents, uncles, aunts, siblings, nephews, nieces, step-relations, relations at-law, and cousins) employees of such broker-dealers (including their immediate families) and discretionary advisory accounts of the Investment Manager or any Portfolio Manager, may purchase Class A or Class M Shares of a Fund at net asset value without a sales charge. Such purchaser may be required to sign a letter stating that the purchase is for his own investment purposes only and that the securities will not be resold except to the Fund. Masters Series may, under certain circumstances, allow registered investment adviser's to make investments on behalf of their clients at net asset value without any commission or concession.

Class A or M shares may also be purchased at net asset value by certain fee based registered investment advisers, trust companies and bank trust departments under certain circumstances making investments on behalf of their clients and by shareholders who have authorized the automatic transfer of dividends from the same class of another open-end fund managed by the Investment Manager or from Pilgrim America Prime Rate Trust.

Letters of Intent and Rights of Accumulation. An investor may immediately qualify for a reduced sales charge on a purchase of Class A or Class M shares of any of the Funds or any fund in the Pilgrim America Group which offers Class A shares, Class M shares or shares with front-end sales charges, by completing the Letter of Intent section of the Shareholder Application in the Prospectus (the "Letter of Intent" or "Letter"). By completing the Letter, the investor expresses an intention to invest during the next 13 months a specified amount which if made at one time would qualify for the reduced sales charge. At any time within 90 days after the first investment which the investor wants to qualify for the reduced sales charge, a signed Shareholder Application, with the Letter of Intent section completed, may be filed with the Fund. After the Letter of Intent is filed, each additional investment made will be entitled to the sales charge applicable to the level of investment indicated on the Letter of Intent as described above. Sales charge reductions based upon purchases in more than one investment in the Pilgrim America Group will be effective only after notification to the Distributor that the investment qualifies for a discount. The shareholder's holdings in the Investment Manager's funds (excluding Pilgrim America General Money Market Shares) acquired within 90 days before the Letter of Intent is filed will be counted towards completion of the Letter of Intent but will not be entitled to a retroactive downward adjustment of sales charge until the Letter of Intent is fulfilled. Any redemptions made by the shareholder during the 13-month period will be subtracted from the amount of the purchases for purposes of determining whether the terms of the Letter of Intent have been completed. If the Letter of Intent is not completed within the 13-month period, there will be an upward adjustment of the sales charge as specified below, depending upon the amount actually purchased (less redemption) during the period.

An investor acknowledges and agrees to the following provisions by completing the Letter of Intent section of the Shareholder Application in the Prospectus. A minimum initial investment equal to 25% of the intended total investment is required. An amount equal to the maximum sales charge or 5.75% of the total intended purchase will be held in escrow at Pilgrim America Group, in the form of shares, in the investor's name to assure that the full applicable sales charge will be paid if the intended purchase is not completed. The shares in escrow will be included in the total shares owned as reflected on the monthly statement; income and capital gain distributions on the escrow shares will be paid directly by the investor. The escrow shares will not be available for redemption by the investor until the Letter of Intent has been completed, or the higher sales charge paid. If the total purchases, less redemptions, equal the amount specified under the Letter, the shares in escrow will be released. If the total purchases, less redemptions, exceed the amount specified under the Letter and is an amount which would qualify for a further quantity discount, a retroactive price adjustment will be made by the Distributor and the dealer with whom purchases were made pursuant to the Letter of Intent (to reflect such further quantity discount) on purchases made within 90 days before, and on those made after filing the Letter. The resulting difference in offering price will be applied to the purchase of additional shares at the applicable offering price. If the total purchases, less redemptions, are less than the amount specified under the Letter, the investor will remit to the Distributor an amount equal to the difference in dollar amount of sales charge actually paid and the amount of sales charge which would have applied to the aggregate purchases if the total of such purchases had been made at a single account in the name of the investor or to the investor's order. If within 10 days after written request such difference in sales charge is not paid, the redemption of an appropriate number of shares in escrow to realize such difference will be made. If the proceeds from a total redemption are inadequate, the investor will be liable to the Distributor for the difference. In the event of a total redemption of the account prior to fulfillment of the Letter of Intent, the additional sales charge due will be deducted from the proceeds of the redemption and the balance will be forwarded to the Investor. By completing the Letter of Intent section of the Shareholder Application, an investor grants to the Distributor a security interest in the shares in escrow and agrees to irrevocably appoint the Distributor as his attorney-in-fact with full power of substitution to surrender for redemption any or all shares for the purpose of paying any additional sales charge due and authorizes the Transfer Agent or Sub- Transfer Agent to receive and redeem shares and pay the proceeds as directed by the Distributor. The investor or the securities dealer must inform the Transfer Agent or the Distributor that this Letter is in effect each time a purchase is made.

If at any time prior to or after completion of the Letter of Intent the investor wishes to cancel the Letter of Intent, the investor must notify the Distributor in writing. If, prior to the completion of the Letter of Intent, the investor requests the Distributor to liquidate all shares held by the investor, the Letter of Intent will be terminated automatically. Under either of these situations, the total purchased may be less than the amount specified in the Letter of Intent. If so, the Distributor will redeem at NAV to remit to the Distributor and the appropriate authorized dealer an amount equal to the difference between the dollar amount of the sales charge actually paid and the amount of the sales charge that would have been paid on the total purchases if made at one time.

The value of shares of the Fund plus shares of the other funds distributed by the Distributor (excluding Pilgrim America General Money Market Shares) can be

combined with a current purchase to determine the reduced sales charge and applicable offering price of the current purchase. The reduced sales charge apply to quantity purchases made at one time or on a cumulative basis over any period of time by (i) an investor, (ii) the investor's spouse and children under the age of majority, (iii) the investor's custodian accounts for the benefit of a child under the Uniform gift to Minors Act, (iv) a trustee or other fiduciary of a single trust estate or a single fiduciary account (including a pension, profit-sharing and/or other employee benefit plans qualified under Section 401 of the Code), by trust companies' registered investment advisors, banks and bank trust departments for accounts over which they exercise exclusive investment discretionary authority and which are held in a fiduciary, agency, advisory, custodial or similar capacity.

The reduced sales charge also apply on a non-cumulative basis, to purchases made at one time by the customers of a single dealer, in excess of $1 million. The Letter of Intent option may be modified or discontinued at any time.

Shares of the Fund and other funds of the Pilgrim America Group (excluding Pilgrim America General Money Market Shares) purchased and owned of record or beneficially by a corporation, including employees of a single employer (or affiliates thereof) including shares held by its employees, under one or more retirement plans, can be combined with a current purchase to determine the reduced sales charge and applicable offering price of the current purchase, provided such transactions are not prohibited by one or more provisions of the Employee Retirement Income Security Act or the Internal Revenue Code. Individuals and employees should consult with their tax advisors concerning the tax rules applicable to retirement plans before investing.

Redemptions. Payment to shareholders for shares redeemed will be made within seven days after receipt by Masters Series' Transfer Agent of the written request in proper form, except that Masters Series may suspend the right of redemption or postpone the date of payment as to a Fund during any period when
(a) trading on the New York Stock Exchange is restricted as determined by the SEC or such exchange is closed for other than weekends and holidays; (b) an emergency exists as determined by the SEC making disposal of portfolio series or valuation of net assets of a Fund not reasonably practicable; or (c) for such other period as the SEC may permit for the protection of a Fund's shareholders. At various times, a Fund may be requested to redeem shares for which it has not yet received good payment. Accordingly, the Fund may delay the mailing of a redemption check until such time as it has assured itself that good payment has been collected for the purchase of such shares, which may take up to 15 days or longer.

Each Fund intends to pay in cash for all shares redeemed, but under abnormal conditions that make payment in cash unwise, a Fund may make payment wholly or partly in securities at their then current market value equal to the redemption price. In such case, an investor may incur brokerage costs in converting such securities to cash. However, Masters Series has elected to be governed by the provisions of Rule 18f-1 under the 1940 Act, which contain a formula for determining the minimum amount of cash to be paid as part of any redemption. In the event a Fund must liquidate portfolio securities to meet redemptions, it reserves the right to reduce the redemption price by an amount equivalent to the pro-rated cost of such liquidation not to exceed one percent of the net asset value of such shares.

Due to the relatively high cost of handling small investments, Masters Series reserves the right, upon 30 days written notice, to redeem, at net asset value (less any applicable deferred sales charge), the shares of any shareholder whose account has a value of less than $1,000 in a Fund, other than as a result of a decline in the net asset value per share. Before Masters Series redeems such shares and sends the proceeds to the shareholder, it will notify the shareholder that the value of the shares in the account is less than the minimum amount and will allow the shareholder 30 days to make an additional investment in an amount that will increase the value of the account to at least $1,000 before the redemption is processed. This policy will not be implemented where a Fund has previously waived the minimum investment requirements.

The value of shares on redemption or repurchase may be more or less than the investor's cost, depending upon the market value of the portfolio securities at the time of redemption or repurchase.

Certain purchases of Class A shares and most Class B shares may be subject to a CDSC. For purchase payments subject to such CDSC, the Distributor may pay out of its own assets a commission from 0.25% to 1.00% of the amount invested for Class A purchases over $1 million and 4% of the amount invested for Class B shares.

Shareholders will be charged a CDSC if certain of those shares are redeemed within the applicable time period as stated in the prospectus.

No CDSC is imposed on any shares subject to a CDSC to the extent that those shares (i) are no longer subject to the applicable holding period, (ii) resulted from reinvestment of distributions on CDSC shares or (iii) were exchanged for shares of another fund managed by the Investment Manager, provided that the shares acquired in such exchange and subsequent exchanges will continue to remain subject to the CDSC, if applicable, until the applicable holding period expires.

The CDSC will be waived for certain redemptions of shares upon (i) the death or permanent disability of a shareholder, or (ii) in connection with mandatory distributions from an Individual Retirement Account ("IRA") or other qualified retirement plan. The CDSC will be waived in the case of a redemption of shares following the death or permanent disability of a shareholder if the redemption is made within one year of death or initial determination of permanent disability. The waiver is available for total or partial redemptions of shares owned by an individual or an individual in joint tenancy (with rights of survivorship), but only for redemptions of shares held at the time of death or initial determination of permanent disability. The CDSC will also be waived in the case of a total or partial redemption of shares in connection with any mandatory distribution from a tax-deferred retirement plan or an IRA. The waiver does not apply in the case of a tax-free rollover or transfer of assets, other than one following a separation from services. The shareholder must notify the

Fund either directly or through the Distributor at the time of redemption that the shareholder is entitled to a waiver of CDSC. The waiver will then be granted subject to confirmation of the shareholder's entitlement.

The CDSC, which may be imposed on Class A shares purchased in excess of $1 million, will also be waived for registered investment advisors, trust companies and bank trust departments investing on their own behalf or on behalf of their clients.

Conversion of Class B Shares. A shareholder's Class B shares will automatically convert to Class A shares in the Fund on the first business day of the month in which the eighth anniversary of the issuance of the Class B shares occurs, together with a pro rata portion of all Class B shares representing dividends and other distributions paid in additional Class B shares. The conversion of Class B shares into Class A shares is subject to the continuing availability of an opinion of counsel or an Internal Revenue Service ("IRS") ruling to the effect that (1) such conversion will not constitute taxable events for federal tax purposes; and (2) the payment of different dividends on Class A and Class B shares does not result in the Fund's dividends or distributions constituting "preferential dividends" under the Internal Revenue Code of 1986. The Class B shares so converted will no longer be subject to the higher expenses borne by Class B shares. The conversion will be effected at the relative net asset values per share of the two Classes.

                          DETERMINATION OF SHARE PRICE

As noted in the Prospectus, the net asset value and offering price of each class of each Fund's shares will be determined once daily as of the close of trading on the New York Stock Exchange (4:00 p.m. New York time) during each day on which that Exchange is open for trading. As of the date of this Statement of Additional Information, the New York Stock Exchange is closed on the following holidays: New Year's Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day, and Christmas Day.

Portfolio securities listed or traded on a national securities exchange or included in the NASDAQ National Market System will be valued at the last reported sale price on the valuation day. Securities traded on an exchange or NASDAQ for which there has been no sale that day and other securities traded in the over-the- counter market will be valued at the last reported bid price on the valuation day. In cases in which securities are traded on more than one exchange, the securities are valued on the exchange designated by or under the authority of the Board of Directors as the primary market. Securities for which quotations are not readily available and all other assets will be valued at their respective fair values as determined in good faith by or under the direction of the Board of Directors of Masters Series. Any assets or liabilities initially expressed in terms of non-U.S. dollar currencies are translated into U.S. dollars at the prevailing market rates as quoted by one or more banks or dealers on the day of valuation.

In computing a class of a Fund's net asset value, all class-specific liabilities incurred or accrued are deducted from the class' net assets. The resulting net assets are divided by the number of shares of the class outstanding at the time of the valuation and the result (adjusted to the nearest cent) is the net asset value per share.

The per share net asset value of Class A shares generally will be higher than the per share net asset value of shares of the other classes, reflecting daily expense accruals of the higher distribution fees applicable to Class B and Class M shares. It is expected, however, that the per share net asset value of the classes will tend to converge immediately after the payment of dividends or distributions that will differ by approximately the amount of the expense accrual differentials between the classes.

Orders received by dealers prior to the close of trading on the New York Stock Exchange will be confirmed at the offering price computed as of the close of trading on that Exchange provided the order is received by the Distributor prior to its close of business that same day (normally 4:00 P.M. Pacific time). It is the responsibility of the dealer to insure that all orders are transmitted timely to the Fund. Orders received by dealers after the close of trading on the New York Stock Exchange will be confirmed at the next computed offering price as described in the Prospectus.

                       SHAREHOLDER SERVICES AND PRIVILEGES

As discussed in the Prospectus, Masters Series provides a Pre-Authorized Investment Program for the convenience of investors who wish to purchase shares of a Fund on a regular basis. Such a Program may be started with an initial investment ($1,000 minimum) and subsequent voluntary purchases ($100 minimum) with no obligation to continue. The Program may be terminated without penalty at any time by the investor or Masters Series. The minimum investment requirements may be waived by Masters Series for purchases made pursuant to (i) employer-administered payroll deduction plans, (ii) profit-sharing, pension, or individual or any employee retirement plans, or (iii) purchases made in connection with plans providing for periodic investments in Fund shares.

For investors purchasing shares of a Fund under a tax-qualified individual retirement or pension plan or under a group plan through a person designated for the collection and remittance of monies to be invested in shares of a Fund on a periodic basis, Masters Series may, in lieu of furnishing confirmations following each purchase of Fund shares, send statements no less frequently than quarterly pursuant to the provisions of the Securities Exchange Act of 1934, as amended, and the rules thereunder. Such quarterly statements, which would be sent to the investor or to the person designated by the group for distribution to its members, will be made within five business days after the end of each quarterly period and shall reflect all transactions in the investor's account during the preceding quarter.

All shareholders will receive a confirmation of each new transaction in their accounts, which will also show the total number of Fund shares owned by each shareholder, the number of shares being held in safekeeping by the Fund's Transfer Agent for the account of the shareholder and a cumulative record of the account for the entire year. SHAREHOLDERS MAY RELY ON THESE STATEMENTS IN LIEU OF CERTIFICATES. CERTIFICATES REPRESENTING SHARES OF A FUND WILL NOT BE ISSUED UNLESS THE SHAREHOLDER REQUESTS THEM IN WRITING.

Self-Employed and Corporate Retirement Plans. For self-employed individuals and corporate investors that wish to purchase shares of a Fund, there is available through the Fund a Prototype Plan and Custody Agreement. The Custody Agreement provides that Investors Fiduciary Trust Company, Kansas City, Missouri, will act as Custodian under the Plan, and will furnish custodial services for an annual maintenance fee of $12.00 for each participant, with no other charges. (This fee is in addition to the normal Custodian charges paid by the Funds.) The annual contract maintenance fee may be waived from time to time. For further details, including the right to appoint a successor Custodian, see the Plan and Custody Agreements as provided by Masters Series. Employers who wish to use shares of a Fund under a custodianship with another bank or trust company must make individual arrangements with such institution.

Individual Retirement Accounts. Investors having earned income are eligible to purchase shares of a Fund under an IRA pursuant to Section 408(a) of the Internal Revenue Code. An individual who creates an IRA may contribute annually certain dollar amounts of earned income, and an additional amount if there is a non- working spouse. Copies of a model Custodial Account Agreement are available from the Distributor. Investors Fiduciary Trust Company, Kansas City, Missouri, will act as the Custodian under this model Agreement, for which it will charge the investor an annual fee of $12.00 for maintaining the Account (such fee is in addition to the normal custodial charges paid by the Funds). Full details on the IRA are contained in an IRS required disclosure statement, and the Custodian will not open an IRA until seven (7) days after the investor has received such statement from Masters Series. An IRA using shares of a Fund may also be used by employers who have adopted a Simplified Employee Pension Plan.

Purchases of Fund shares by Section 403(b) and other retirement plans are also available. It is advisable for an investor considering the funding of any retirement plan to consult with an attorney or to obtain advice from a competent retirement plan consultant.

Telephone Redemption and Exchange Privileges. As discussed in the Prospectus, the telephone redemption and exchange privileges are available for all shareholder accounts; however, retirement accounts may not utilize the telephone redemption privilege. The telephone privileges may be modified or terminated at any time. The privileges are subject to the conditions and provisions set forth below and in the Prospectus.

              1. Telephone redemption and/or exchange instructions received in good order before the pricing of a Fund on any day on which the New York Stock Exchange is open for business (a "Business Day"), but not later than 4:00 p.m. eastern time, will be processed at that day's closing net asset value. For each exchange, the shareholder's account may be charged an exchange fee. There is no fee for telephone redemption; however, redemptions of Class A and Class B shares may be subject to a contingent deferred sales charge (See "Redemption of Shares" in the Prospectus).

              2. Telephone redemption and/or exchange instructions should be made by dialing 1-800-992-0180.

              3. Pilgrim America Group will not permit exchanges in violation of any of the terms and conditions set forth in the Funds' Prospectus or herein.

              4. Telephone redemption requests must meet the following conditions to be accepted by Pilgrim America Group:

                       (a) Proceeds of the redemption may be directly deposited into a predetermined bank account, or mailed to the current address on the registration. This address cannot reflect any change within the previous sixty (60) days.

                       (b) Certain account information will need to be provided for verification purposes before the redemption will be executed.

                       (c) Only one telephone redemption (where proceeds are being mailed to the address of record) can be processed with in a 30 day period.

                       (d) The maximum amount which can be liquidated and sent to the address of record at any one time is $50,000.

                       (e) The minimum amount which can be liquidated and sent to a predetermined bank account is $5,000.

              5. If the exchange involves the establishment of a new account, the dollar amount being exchanged must at least equal the minimum investment requirement of the Pilgrim America Fund being acquired.

              6. Any new account established through the exchange privilege will have the same account information and options except as stated in the Prospectus.

              7. Certificated shares cannot be redeemed or exchanged by telephone but must be forwarded to Pilgrim America and deposited into your account before any transaction may be processed.

              8. If a portion of the shares to be exchanged are held in escrow in connection with a Letter of Intent, the smallest number of full shares of the Pilgrim America Fund to be purchased on the exchange having the same aggregate net asset value as the shares being exchanged shall be substituted in the escrow account. Shares held in escrow may not be redeemed until the Letter of Intent has expired and/or the appropriate adjustments have been made to the account.

              9. Shares may not be exchanged and/or redeemed unless an exchange and/or redemption privilege is offered pursuant to the Funds' then-current prospectus.

              10. Proceeds of a redemption may be delayed up to 15 days or longer until the check used to purchase the shares being redeemed has been paid by the bank upon which it was drawn.


                                  DISTRIBUTIONS

As noted in the Prospectus, shareholders have the privilege of reinvesting both income dividends and capital gains distributions, if any, in additional shares of the respective class of the Fund at the then current net asset value, with no sales charge. Alternatively, a shareholder can elect at any time to receive dividends and/or capital gains distributions in cash. In the absence of such an election, each purchase of shares of a class of a Fund is made upon the condition and understanding that the Transfer Agent is automatically appointed the shareholder's agent to receive his dividends and distributions upon all shares registered in his name and to reinvest them in full and fractional shares of the respective class of the Fund at the applicable net asset value in effect at the close of business on the reinvestment date. A shareholder may still at any time after a purchase of Fund shares request that dividends and/or capital gains distributions be paid to him in cash.


                               TAX CONSIDERATIONS

The following discussion summarizes certain U.S. federal tax considerations incident to an investment in a Fund.

Each Fund intends to qualify as a regulated investment company under the Internal Revenue Code of 1986, as amended (the "Code"). To so qualify, each Fund must, among other things: (a) derive at least 90% of its gross income from dividends, interest, payments with respect to securities loans, gains from the sale or other disposition of stock or securities and gains from the sale or other disposition of foreign currencies, or other income (including gains from options, futures contracts and forward contracts) derived with respect to the Fund's business of investing in stocks, securities or currencies; (b) derive less than 30% of its gross income from the sale or other disposition of the following assets held for less than three months: (i) stock and securities, (ii) options, futures and forward contracts (other than options, futures and forward contracts on foreign currencies), and (iii) foreign currencies (and options, futures and forward contracts on foreign currencies) which are not directly related to the Fund's principal business of investing in stocks and securities (or options and futures with respect to stock or securities); (c) diversify its holdings so that, at the end of each quarter, (i) at least 50% of the value of the Fund's total assets is represented by cash and cash items, U.S. Government securities, securities of other regulated investment companies, and other securities, with such other securities limited in respect of any one issuer to an amount not greater in value than 5% of the Fund's total assets and to not more than 10% of the outstanding voting securities of such issuer, and (ii) not more than 25% of the value of the Fund's total assets is invested in the securities (other than U.S. Government securities or securities of other regulated investment companies) of any one issuer or of any two or more issuers that the Fund controls and that are determined to be engaged in the same business or similar or related businesses; and (d) distribute at least 90% of its investment company taxable income (which includes, among other items, dividends, interest and net short-term capital gains in excess of net long-term capital losses) each taxable year.

The U.S. Treasury Department is authorized to issue regulations providing that foreign currency gains that are not directly related to a Fund's principal business of investing in stock or securities (or options and futures with respect to stock or securities) will be excluded from the income which qualifies for purposes of the 90% gross income requirement described above. To date, however, no such regulations have been issued.

The status of the Funds as regulated investment companies does not involve government supervision of management or of their investment practices or policies. As a regulated investment company, a Fund generally will be relieved of liability for U.S. federal income tax on that portion of its investment company taxable income and net realized capital gains which it distributes to its shareholders. Amounts not distributed on a timely basis in accordance with a calendar year distribution requirement also are subject to a nondeductible 4% excise tax. To prevent application of the excise tax, each Fund intends to make distributions in accordance with the calendar year distribution requirement.

Distributions. Dividends of investment company taxable income (including net short-term capital gains) are taxable to shareholders as ordinary income. Distributions of investment company taxable income may be eligible for the corporate dividends-received deduction to the extent attributable to a Fund's dividend income from U.S. corporations, and if other applicable requirements are met. However, the alternative minimum tax applicable to corporations may reduce the benefit of the dividends-received deduction. Distributions of net capital gains (the excess of net long-term capital gains over net short-term capital losses) designated by a Fund as capital gain dividends are taxable to shareholders as long-term capital gains, regardless of the length of time the Fund's shares have been held by a shareholder, and are not eligible for the dividends-received deduction. Generally, dividends and distributions are taxable to shareholders, whether received in cash or reinvested in shares of a Fund. Any distributions that are not from a Fund's investment company taxable income or net capital gain may be characterized as a return of capital to shareholders or, in some cases, as capital gain. Shareholders will be notified annually as to the federal tax status of dividends and distributions they receive and any tax withheld thereon.

Dividends, including capital gain dividends, declared in October, November, or December with a record date in such month and paid during the following January will be treated as having been paid by a Fund and received by shareholders on December 31 of the calendar year in which declared, rather than the calendar year in which the dividends are actually received.

Distributions by a Fund reduce the net asset value of the Fund shares. Should a distribution reduce the net asset value below a shareholder's cost basis, the distribution nevertheless may be taxable to the shareholder as ordinary income or capital gain as described above, even though, from an investment standpoint, it may constitute a partial return of capital. In particular, investors should be careful to consider the tax implication of buying shares just prior to a distribution by a Fund. The price of shares purchased at that time includes the amount of the forthcoming distribution, but the distribution will generally be taxable to them.

Original Issue Discount. Certain of the debt securities acquired by the Funds may be treated as debt securities that were originally issued at a discount. Original issue discount can generally be defined as the difference between the price at which a security was issued and its stated redemption price at maturity. Although no cash income is actually received by the Funds, original issue discount that accrues on a debt security in a given year generally is treated for federal income tax purposes as interest and, therefore, such income would be subject to the distribution requirements of the Code.

Some of the debt securities may be purchased by the Funds at a discount which exceeds the original issue discount on such debt securities, if any. This additional discount represents market discount for federal income tax purposes. The gain realized on the disposition of any taxable debt security having market discount generally will be treated as ordinary income to the extent it does not exceed the accrued market discount on such debt security. Generally, market discount accrues on a daily basis for each day the debt security is held by a Fund at a constant rate over the time remaining to the debt security's maturity or, at the election of a Fund, at a constant yield to maturity which takes into account the semi-annual compounding of interest.

Foreign Currency Transactions. Under the Code, gains or losses attributable to fluctuations in foreign currency exchange rates which occur between the time a Fund accrues income or other receivables or accrues expenses or other liabilities denominated in a foreign currency and the time a Fund actually collects such receivables or pays such liabilities generally are treated as ordinary income or ordinary loss. Similarly, on disposition of debt securities denominated in a foreign currency and on disposition of certain financial contracts and options, gains or losses attributable to fluctuations in the value of foreign currency between the date of acquisition of the security or contract and the date of disposition also are treated as ordinary gain or loss. These gains and losses, referred to under the Code as "section 988" gains and losses, may increase or decrease the amount of a Fund's net investment income to be distributed to its shareholders as ordinary income. For example, fluctuations in exchange rates may increase the amount of income that a Fund must distribute in order to qualify for treatment as a regulated investment company and to prevent application of an excise tax on undistributed income. Alternatively, fluctuations in exchange rates may decrease or eliminate income available for distribution. If section 988 losses exceed other net investment income during a taxable year, a Fund would not be able to make ordinary dividend distributions, or distributions made before the losses were realized would be recharacterized as return of capital to shareholders for federal income tax purposes, rather than as an ordinary dividend, reducing each shareholder's basis in his Fund shares, or as capital gain.

Passive Foreign Investment Companies. A Fund may invest in stocks of foreign companies that are classified under the Code as passive foreign investment companies ("PFICs"). In general, a foreign company is classified as a PFIC if at least one-half of its assets constitute investment-type assets or 75% or more of its gross income is investment-type income. Under the PFIC rules, an "excess distribution" received with respect to PFIC stock is treated as having been realized ratably over the period during which a Fund held the PFIC stock. A Fund itself will be subject to tax on the portion, if any, of the excess distribution that is allocated to that Fund's holding period in prior taxable years (and an interest factor will be added to the tax, as if the tax had actually been payable in such prior taxable years) even though the Fund distributes the corresponding income to shareholders. Excess distributions include any gain from the sale of PFIC stock as well as certain distributions from a PFIC. All excess distributions are taxable as ordinary income.

A Fund may be able to elect alternative tax treatment with respect to PFIC stock. Under an election that currently may be available, a Fund generally would be required to include in its gross income its share of the earnings of a PFIC on a current basis, regardless of whether any distributions are received from the PFIC. If this election is made, the special rules, discussed above, relating to the taxation of excess distributions, would not apply. In addition, another election may be available that would involve marking to market the Funds' PFIC shares at the end of each taxable year (and on certain other dates prescribed in the Code), with the result that unrealized gains are treated as though they were realized. If this election were made, tax at the Fund level under the PFIC rules would generally be eliminated, but the Funds could, in limited circumstances, incur nondeductible interest charges. Each Fund's intention to qualify annually as a regulated investment company may limit its elections with respect to PFIC shares.

Because the application of the PFIC rules may affect, among other things, the character of gains, the amount of gain or loss and the timing of the recognition of income with respect to PFIC stock, as well as subject a Fund itself to tax on certain income from PFIC stock, the amount that must be distributed to shareholders, and which will be taxed to shareholders as ordinary income or long-term capital gain, may be increased or decreased substantially as compared to a fund that did not invest in PFIC stock.

Foreign Withholding Taxes. Income received by a Fund from sources within foreign countries may be subject to withholding and other income or similar taxes imposed by such countries. If more than 50% of the value of a Fund's total assets at the close of its taxable year consists of securities of foreign corporations, that Fund will be eligible and intends to elect to "pass through" to the Fund's shareholders the amount of foreign income and similar taxes paid by that Fund. Pursuant to this election, a shareholder will be required to include in gross income (in addition to taxable dividends actually received) his pro rata share of the foreign taxes paid by a Fund, and will be entitled either to deduct (as an itemized deduction) his pro rata share of foreign income and similar taxes in computing his taxable income or to use it as a foreign tax credit against his U.S. federal income tax liability, subject to limitations. No deduction for foreign taxes may be claimed by a shareholder who does not itemize deductions, but such a shareholder may be eligible to claim the foreign tax credit (see below). Each shareholder will be notified within 60 days after the close of the relevant Fund's taxable year whether the foreign taxes paid by the Fund will "pass through" for that year.

Generally, a credit for foreign taxes is subject to the limitation that it may not exceed the shareholder's U.S. tax attributable to his foreign source taxable income. For this purpose, if the pass-through election is made, the source of a Fund's income flows through to its shareholders. With respect to a Fund, gains from the sale of securities will be treated as derived from U.S. sources and certain currency fluctuation gains, including fluctuation gains from foreign currency denominated debt securities, receivables and payables, will be treated as ordinary income derived from U.S. sources. The limitation on the foreign tax credit is applied separately to foreign source passive income (as defined for purposes of the foreign tax credit), including the foreign source passive income passed through by a Fund. Shareholders may be unable to claim a credit for the full amount of their proportionate share of the foreign taxes paid by a Fund. Foreign taxes may not be deducted in computing alternative minimum taxable income and the foreign tax credit can be used to offset only 90% of the alternative minimum tax (as computed under the Code for purposes of this limitation) imposed on corporations and individuals. If a Fund is not eligible to make the election to "pass through" to its shareholders its foreign taxes, the foreign income taxes it pays generally will reduce investment company taxable income and the distributions by a Fund will be treated as United States source income.

Options and Hedging Transactions. Certain options and financial contracts in which the Funds may invest are "section 1256 contracts." Gains or losses on section 1256 contracts generally are considered 60% long-term and 40% short-term capital gains or losses ("60/40"); however, foreign currency gains or losses (as discussed below) arising from certain section 1256 contracts may be treated as ordinary income or loss. Also, section 1256 contracts held by a Fund at the end of each taxable year (and on certain other dates as prescribed under the Code) are "marked-to-market" with the result that unrealized gains or losses are treated as though they were realized.

Generally, the hedging transactions undertaken by a Fund may result in "straddles" for U.S. federal income tax purposes. The straddle rules may affect the character of gains (or losses) realized by a Fund. In addition, losses realized by a Fund on positions that are part of the straddle may be deferred under the straddle rules, rather than being taken into account in calculating the taxable income for the taxable year in which the losses are realized. Because only a few regulations implementing the straddle rules have been promulgated, the tax consequences to a Fund of hedging transactions are not entirely clear. The hedging transactions may increase the amount of short-term capital gain realized by a Fund which is taxed as ordinary income when distributed to shareholders.

A Fund may make one or more of the elections available under the Code which are applicable to straddles. If a Fund makes any of the elections, the amount, character, and timing of the recognition of gains or losses from the affected straddle positions will be determined under rules that vary according to the election(s) made. The rules applicable under certain of the elections may operate to accelerate the recognition of gains or losses from the affected straddle positions.

Because application of the straddle rules may affect the character of gains or losses, defer losses and/or accelerate the recognition of gains or losses from the affected straddle positions, the amount which must be distributed to shareholders and which will be taxed to shareholders as ordinary income or long-term capital gain may be increased or decreased as compared to a fund that did not engage in such hedging transactions.

Requirements relating to each Fund's tax status as a regulated investment company may limit the extent to which a Fund will be able to engage in transactions in options and foreign currency forward contracts.

Short Sales Against the Box. If a Fund sells short "against the box," it may realize a capital gain or loss upon the closing of the sale. Such gain or loss generally will be long- or short-term depending upon the length of time the Fund held the security which it sold short. In some circumstances, short sales may have the effect of reducing an otherwise applicable holding period of a security in the portfolio. Were that to occur, the affected security would again have to be held for the requisite period before its disposition to avoid treating that security as having been sold within the first three months of its holding period.

Other Investment Companies. It is possible that by investing in other investment companies, a Fund may not be able to meet the calendar year distribution requirement and may be subject to federal income and excise tax. The diversification and distribution requirements applicable to each Fund may limit the extent to which each Fund will be able to invest in other investment companies.

Sale of Shares. Upon the sale or exchange of his shares, a shareholder will realize a taxable gain or loss depending upon his basis in the shares. Such gain or loss will be treated as capital gain or loss if the shares are capital assets in the shareholder's hands, and generally will be long-term if the shareholder's holding period for the shares is more than one year and generally otherwise will be short-term. Any loss realized on a sale or exchange will be disallowed to the extent that the shares disposed of are replaced (including replacement through the reinvesting of dividends and capital gain distributions in a Fund) within a period of 61 days beginning 30 days before and ending 30 days after the disposition of the shares. In such a case, the basis of the shares acquired will be adjusted to reflect the disallowed loss. Any loss realized by a shareholder on the sale of a Fund's shares held by the shareholder for six months or less will be treated for federal income tax purposes as a long-term capital loss to the extent of any distributions of capital gain dividends received by the shareholder with respect to such shares.

In some cases, shareholders will not be permitted to take sales charges into account for purposes of determining the amount of gain or loss realized on the disposition of their shares. This prohibition generally applies where (1) the shareholder incurs a sales charge in acquiring the stock of a regulated investment company, (2) the stock is disposed of before the 91st day after the date on which it was acquired, and (3) the shareholder subsequently acquires shares of the same or another regulated investment company and the otherwise applicable sales charge is reduced or eliminated under a "reinvestment right" received upon the initial purchase of shares of stock. In that case, the gain or loss recognized will be determined by excluding from the tax basis of the shares exchanged all or a portion of the sales charge incurred in acquiring those shares. This exclusion applies to the extent that the otherwise applicable sales charge with respect to the newly acquired shares is reduced as a result of having incurred a sales charge initially. Sales charges affected by this rule are treated as if they were incurred with respect to the stock acquired under the reinvestment right. This provision may be applied to successive acquisitions of stock.

Backup Withholding. Each Fund generally will be required to withhold federal income tax at a rate of 31% ("backup withholding") from dividends paid, capital gain distributions, and redemption proceeds to shareholders if (1) the shareholder fails to furnish a Fund with the shareholder's correct taxpayer identification number or social security number and to make such certifications as a Fund may require, (2) the IRS notifies the shareholder or a Fund that the shareholder has failed to report properly certain interest and dividend income to the IRS and to respond to notices to that effect, or (3) when required to do so, the shareholder fails to certify that he is not subject to backup withholding. Any amounts withheld may be credited against the shareholder's federal income tax liability.

Other Taxes. Distributions also may be subject to state, local and foreign taxes. U.S. tax rules applicable to foreign investors may differ significantly from those outlined above. This discussion does not purport to deal with all of the tax consequences applicable to shareholders. Shareholders are advised to consult their own tax advisers for details with respect to the particular tax consequences to them of an investment in a Fund.

                             SHAREHOLDER INFORMATION

Certificates representing shares of a particular Fund will not normally be issued to shareholders. The Transfer Agent will maintain an account for each shareholder upon which the registration and transfer of shares are recorded, and any transfers shall be reflected by bookkeeping entry, without physical delivery.

The Transfer Agent will require that a shareholder provide requests in writing, accompanied by a valid signature guarantee form, when changing certain information in an account (i.e., wiring instructions, telephone privileges, etc.).

Masters Series reserves the right, if conditions exist that make cash payments undesirable, to honor any request for redemption or repurchase order with respect to shares of a Fund by making payment in whole or in part in readily marketable securities chosen by the Fund and valued as they are for purposes of computing the Fund's net asset value (redemption-in-kind). If payment is made in securities, a shareholder may incur transaction expenses in converting theses securities to cash. Masters Series has elected, however, to be governed by Rule 18f-1 under the 1940 Act as a result of which a Fund is obligated to redeem shares with respect to any one shareholder during any 90-day period solely in cash up to the lesser of $250,000 or 1% of the net asset value of the Fund at the beginning of the period.

                         CALCULATION OF PERFORMANCE DATA

Each Fund may, from time to time, include "total return" in advertisements or reports to shareholders or prospective investors. Quotations of average annual total return will be expressed in terms of the average annual compounded rate of return of a hypothetical investment in a Fund over periods of 1, 5 and 10 years (up to the life of the Fund), calculated pursuant to the following formula which is prescribed by the SEC:


                                         n
                                 P(1 + T)  = ERV

Where:
              P   = a hypothetical initial payment of $1,000,
              T   = the average annual total return,
              n   = the number of years, and
              ERV = the ending redeemable value of a hypothetical $1,000 payment made at the beginning of the period.

All total return figures assume that all dividends are reinvested when paid.

From time to time, a Fund may advertise its average annual total return over various periods of time. These total return figures show the average percentage change in value of an investment in the Fund from the beginning date of the measuring period. These figures reflect changes in the price of the Fund's shares and assume that any income dividends and/or capital gains distributions made by the Fund during the period were reinvested in shares of the Fund. Figures will be given for one, five and ten year periods (if applicable) and may be given for other periods as well (such as from commencement of the Fund's operations, or on a year-by- year basis).

Quotations of yield for a Fund will be based on all investment income per share earned during a particular 30-day period (including dividends and interest), less expenses accrued during the period ("net investment income") and are computed by dividing net investment income by the maximum offering price per share on the last day of the period, according to the following formula:


                                 a - b     6
                            2 [ (----- + 1)  -1]
                                   cd

where

     a =      dividends and interest earned during the period,
     b =      expenses accrued for the period (net of reimbursements),
     c =      the average daily number of shares outstanding during the period that were entitled to receive dividends, and
     d =      the maximum offering price per share on the last day of the period.

Additional Performance Quotations. Advertisements of total return will always show a calculation that includes the effect of the maximum sales charge but may also show total return without giving effect to that charge. Because these additional quotations will not reflect the maximum sales charge payable, these performance quotations will be higher than the performance quotations that reflect the maximum sales charge.

Total returns are based on past results and are not necessarily a prediction of future performance.

Performance Comparisons. In reports or other communications to shareholders or in advertising material, a Fund may compare the performance of its Class A, Class B, and Class M shares with that of other mutual funds as listed in the rankings prepared by Lipper Analytical Services, Inc., Morningstar, Inc., CDA Technologies, Inc. or similar independent services that monitor the performance of mutual funds or with other appropriate indexes of investment securities. In addition, certain indexes may be used to illustrate historic performance of select asset classes. The performance information may also include evaluations of the Funds published by nationally recognized ranking services and by financial publications that are nationally recognized, such as Business Week, Forbes, Fortune, Institutional Investor, Money and The Wall Street Journal. If a Fund compares its performance to other funds or to relevant indexes, the Fund's performance will be stated in the same terms in which such comparative data and indexes are stated, which is normally total return rather than yield. For these purposes the performance of the Fund, as well as the performance of such investment companies or indexes, may not reflect sales charges, which, if reflected, would reduce performance results.

Reports and promotional literature may also contain the following information:
(i) a description of the gross national or domestic product and populations, including age characteristics, of various countries and regions in which a Fund may invest, as compiled by various organizations, and projections of such information; (ii) the performance of U. S. equity and debt markets relative to foreign markets prepared or published by Morgan Stanley Capital International or a similar financial organization; (iii) the capitalization of U.S. and foreign stock markets prepared or published by the International Finance Corporation, Morgan Stanley Capital International or a similar financial organization; (iv) the geographic distribution of a Fund's portfolio; (v) the major industries located in various jurisdictions as prepared or published by the Morgan Stanley Index or a similar financial organization; and (vi) the number of shareholders in the Funds or other Pilgrim America Funds and the dollar amount of the assets under management.

In addition, reports and promotional literature may contain information concerning the Manager, the Portfolio Managers, or affiliates of Master Series, the Manager or the Portfolio Managers, including (i) performance rankings of other funds managed by a Portfolio Manager, or the individuals employed by a Portfolio Manager who exercise responsibility for the day-to-day management of a Fund, including rankings of mutual funds published by Lipper Analytical Services, Inc., Morningstar, Inc., CDA Technologies, Inc., or other rating services, companies, publications or other persons who rank mutual funds or other investment products on overall performance or other criteria; and (ii) lists of clients, the number of clients, or assets under management.

The average total return for each class of shares of each for the period of September 1, 1995 (commencement of operations) to June 30, 1996 is as follows:

                      Asia-Pacific         MidCap            LargeCap
                      Equity Fund          Value Fund        Value Fund

Class A               - 2.20%            13.55%                12.69%

Class B               - 1.80%            14.80%                13.90%

Class M               - 0.27%            15.65%                14.92%


                               GENERAL INFORMATION

Custodian. The cash and securities owned by each Fund are held by Investors Fiduciary Trust Company, 127 W. 10th Street, Kansas City, Missouri 64105, as Custodian, which takes no part in the decisions relating to the purchase or sale of a Fund's portfolio securities.

Legal Counsel. Legal matters for Masters Series are passed upon by Dechert Price & Rhoads, 1500 K Street, N.W., Washington, D.C. 20005.

Independent Auditors. KPMG Peat Marwick LLP, 725 South Figueroa Street, Los Angeles, California 90017, acts as independent certified public accountants for Masters Series.

Other Information. Masters Series is registered with the SEC as an open-end management investment company. Such registration does not involve supervision of the management or policies of Masters Series by any governmental agency. The Prospectus and this Statement of Additional Information omit certain of the information contained in the Registration Statement filed with the SEC and copies of this information may be obtained from the SEC upon payment of the prescribed fee or examined at the SEC in Washington, D.C. without charge.

Investors in the Funds will be kept informed of their progress through semi-annual reports showing portfolio composition, statistical data and any other significant data, including financial statement audited by independent certified public accountants.

                              FINANCIAL STATEMENTS

The financial statements for the fiscal year ended June 30, 1996, are incorporated herein by reference, from the Funds' Annual Report to Shareholders dated June 30, 1996. Copies of the Funds' Annual Report may be obtained without charge by contacting Masters Series at Two Renaissance Square, Suite 1200, 40

North Central Avenue, Phoenix, Arizona 84005, (800) 331-1080.

                                    PART C
                               OTHER INFORMATION

ITEM 24. Financial Statements and Exhibits

  (a)     Financial Statements

          Contained in Part A:

          Financial Highlights

          Contained in Part B:

          Incorporated by reference to Registrant's June 30, 1996 annual report (audited):

                   Statement of Assets and Liabilities
                   Statement of Operations
                   Statement of Changes in Net Assets
                   Investment Portfolio
                   Notes to Financial Statements

  b)      Exhibits

          (1)      -  Articles of Incorporation(1)

          (2)      -  Amended and Restated Bylaws(2)

          (3)      -  Not Applicable

          (4)      -  Specimen security(3)

          (5)(A)   -  Form of Investment Management Agreement(3)

          (5)(B)   -  Portfolio Management Agreements

                      (i) HSBC Asset Management Americas Inc. and HSBC Asset Management Hong Kong Limited(3)

                      (ii) CRM Advisors, LLC(3)

                      (iii) Ark Asset Management Co., Inc.(3)

          (6)(A)   -  Form of Underwriting Agreement(3)

          (6)(B)   -  Form of Selling Group Agreement(3)

          (7)      -  Not Applicable

          (8)(A)   -  Form of Custody Agreement(3)

          (8)(B)   -  Form of Recordkeeping Agreement(3)


          (9)      -  Form of Agency Agreement(3)

          (10)     -  Opinion and Consent of Dechert Price & Rhoads(3)

          (11)     -  Consent of Independent Auditors

          (12)     -  Not Applicable

          (13)     -  Form of Investment Letter(3)

          (14)     -  Not Applicable

          (15)(A)  -  Service and Distribution Plan for Class A Shares(3)

          (15)(B)  -  Service and Distribution Plan for Class B Shares(3)

          (15)(C)  - Service and Distribution Plan for Class M Shares(3)

          (16)     -  Not Applicable

          (17)     -  Not Applicable

          (18)     -  Form of Multiple Class Plan Adopted Pursuant to
                      Rule 18f-3(2)

          (27)     -  Financial Data Schedules

_______________________

(1) Incorporated by reference to the original Registration Statement on Form N-1A as filed on April 28, 1995.

(2) Incorporated by reference to Post-Effective Amendment No. 2 to the Registration Statement on Form N-1A as filed on October 30, 1996.

(3) Incorporated by reference to Pre-effective Amendment No. 1 to the Registration Statement on Form N-1A as filed on June 22, 1995.

ITEM 25. Persons Controlled by or under Common Control with Registrant

         None.

ITEM 26. Number of Holders of Securities


                     Title of Class                   Number of Record Holders
                                                       as of August 31, 1996

Pilgrim America Masters Asia-Pacific Equity Fund

     Class A                                                     1,430
     Class B                                                     1,217
     Class M                                                       461


Pilgrim America Masters MidCap Value Fund
     Class A                                                       200
     Class B                                                       161
     Class M                                                        63


Pilgrim America Masters LargeCap Value Fund
     Class A                                                       175
     Class B                                                       127
     Class M                                                        87


ITEM 27. Indemnification

         Section 2-418 of the General Corporation Law of the State of Maryland,
Article VII of the Fund's Articles of Incorporation, Article VI of the Fund's Bylaws, the Investment Management Agreement filed as Exhibit 5(A), and the Distribution Agreement filed as Exhibit 6(A) provide for indemnification.

         Insofar as indemnification for liabilities arising under the Securities Act of 1933, as amended (the "Act"), may be permitted to directors, officers and controlling persons of the Registrant, pursuant to the foregoing provisions or otherwise, the Registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by a director, officer or controlling person of the Fund in the successful defense of any action, suit or proceeding) is asserted by such a director, officer or controlling person in connection with the securities being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question of whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.

ITEM 28. Business and Other Connections of the Investment Advisers

         Information as to the directors and officers of the Investment Manager, together with information as to any other business, profession, vocation or employment of a substantial nature engaged in by the directors and officers of the Investment Manager in the last two years, is included in its application for registration as an investment adviser on Form ADV (File No. 801-48282) filed under the Investment Advisers Act of 1940 and is incorporated herein by reference thereto.

         Information as to the directors and officers of HSBC Asset Management Americas Inc., together with information as to any other business, profession, vocation or employment of a substantial nature engaged in by the directors and officers of HSBC Asset Management Americas Inc. in the last two years, is included in its application for registration as an investment adviser on Form ADV (File No. 801-25999) filed under the Investment Advisers Act of 1940 and is incorporated herein by reference thereto.

         Information as to the directors and officers of HSBC Asset Management Hong Kong Limited, together with information as to any other business, profession, vocation or employment of a substantial nature engaged in by the directors and officers of HSBC Asset Management Hong Kong Limited in the last two years, is included in its application for registration as an investment adviser on Form ADV (File No. 801-29922) filed under the Investment Advisers Act of 1940 and is incorporated herein by reference thereto.

         Information as to the directors and officers of CRM Advisors, LLC, together with information as to any other business, profession, vocation or employment of a substantial nature engaged in by the directors and officers of CRM Advisors, LLC in the last two years, is included in its application for registration as an investment adviser on Form ADV (File No. 801-49528) filed under the Investment Advisers Act of 1940 and is incorporated herein by reference thereto.

         Information as to the directors and officers of Ark Asset Management Co., Inc., together with information as to any other business, profession, vocation or employment of a substantial nature engaged in by the directors and officers of Ark Asset Management Co., Inc. in the last two years, is included in its application for registration as an investment adviser on Form ADV (File No. 801-35134) filed under the Investment Advisers Act of 1940 and is incorporated herein by reference thereto.

ITEM 29. Principal Underwriters

         (a) Pilgrim America MagnaCap Fund and Pilgrim America High Yield Fund series of Pilgrim America Investment Funds, Inc.; Pilgrim Government Securities Income Fund, Inc.

         (b) Information as to the directors and officers of the Distributor, together with information as to any other business, profession, vocation or employment of a substantial nature engaged in by the directors and officers of the Distributor in the last two years, is included in its application for registration as a broker-dealer on Form BD (File No. 8-48020) filed under the Securities Exchange Act of 1934 and is incorporated herein by reference thereto.

         (c)      Not applicable.

ITEM 30. Location of Accounts and Records

         All accounts, books and other documents required to be maintained by
Section 31(a) of the Investment Company Act of 1940 and the rules promulgated thereunder are maintained at the offices of the (a) Registrant, (b) Pilgrim America Investors, Inc., (c) Pilgrim America Investments, Inc., (d) its custodians and (e) its transfer agent. The address of each is as follows:

                  (a)      Pilgrim America Masters Series, Inc.
                           Two Renaissance Square
                           40 North Central Avenue, Suite 1200
                           Phoenix, Arizona  85004

                  (b)      Pilgrim America Investments, Inc.
                           Two Renaissance Square
                           40 North Central Avenue, Suite 1200
                           Phoenix, Arizona  85004

                  (c)      Pilgrim America Group, Inc.
                           Two Renaissance Square
                           40 North Central Avenue, Suite 1200
                           Phoenix, Arizona  85004

                  (d)      Investors Fiduciary Trust Company
                           127 W. 10th Street, 14th Floor
                           Kansas City, Missouri  64105

                  (e)      Investors Fiduciary Trust Company
                           c/o DST Systems, Inc.
                           P.O. Box 419368
                           Kansas City, Missouri  64141

ITEM 31. Management Services

         None.

ITEM 32. Undertakings

         (a)      Not applicable.

         (b)      Not applicable.

         (c) Registrant undertakes to furnish to each person to whom a prospectus is delivered with a copy of the Registrant's latest annual report to shareholders upon request and without charge.

                                  SIGNATURES

         Pursuant to the requirements of the Securities Act of 1933, as amended, and the Investment Company Act of 1940, as amended, Registrant certifies that it has duly caused this Amendment to the Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Phoenix and State of Arizona on the 31st day of October, 1996.

                                          PILGRIM AMERICA MASTERS SERIES, INC.

                                          By:   /s/  Robert W. Stallings
                                               ---------------------------
                                               Robert W. Stallings
                                               President

         Pursuant to the requirements of the Securities Act of 1933, as amended, this Amendment to the Registration Statement has been signed below by the following persons in the capacities and on the date indicated.

         Signature                                         Title                                    Date
         ---------                                         -----                                    ----
 /s/ Robert W. Stallings                       Director and President                         October 31, 1996
----------------------------------             (Principal Executive Officer)
Robert W. Stallings

----------------------------------             Director                                       October 31, 1996
Mary A. Baldwin *

----------------------------------             Director                                       October 31, 1996
Al Burton *

----------------------------------             Director                                       October 31, 1996
Bruce S. Foerster *

----------------------------------             Director                                       October 31, 1996
Jock Patton *


/s/ Michael J. Roland                          Treasurer and                                  October 31, 1996
----------------------------------             Principal Accounting Officer
Michael J. Roland


*  By:   /s/ Robert W. Stallings
       ----------------------------------
       Robert W. Stallings
       Attorney-in-Fact**

         ** Powers of Attorney are contained in Post-Effective Amendment No. 1 to the Registration Statement of the Registrant, as filed with the Securities and Exchange Commission on March 4, 1996.

                                 EXHIBIT LIST
                                 ------------

Exhibit Number                                 Name of Exhibit
--------------                                 ---------------
(11)                                           Consent of Independent Auditors

(27)                                           Financial Data Schedules